UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05601

SEI Institutional International Trust

(Exact name of registrant as specified in charter)

________

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-676-1000

Date of fiscal year end: September 30, 2022

Date of reporting period: September 30, 2022

Item 1.   Reports to Stockholders.

September 30, 2022

ANNUAL REPORT

SEI Institutional International Trust

❯	International Equity Fund

❯	Emerging Markets Equity Fund

❯	International Fixed Income Fund

❯	Emerging Markets Debt Fund

Paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

seic.com

TABLE OF CONTENTS

Letter to Shareholders	1
Management’s Discussion and Analysis of Fund Performance	7
Schedule of Investments	15
Statements of Assets and Liabilities	81
Statements of Operations	83
Statements of Changes in Net Assets	84
Financial Highlights	86
Notes to Financial Statements	88
Report of Independent Registered Public Accounting Firm	107
Trustees and Officers of the Trust	108
Disclosure of Fund Expenses	111
Liquidity Risk Management Program	112
Board of Trustees Considerations in Approving the Advisory Agreement	113
Notice to Shareholders	116

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

September 30, 2022 (Unaudited)

To Our Shareholders:

Asset class performance was negative during the reporting period ending September 30, 2022. While equity markets withstood high volatility and concerns over new COVID-19 variants in late 2021, a potential recession, higher interest rates, and surging inflation weakened the backdrop for risk assets during the second half of the fiscal year. Stocks and bonds simultaneously faced steep price declines amid extreme volatility.

Risk assets came under pressure during the final months of the fiscal year following the U.S. Federal Reserve’s (Fed) more aggressive talk and actions. We expect further up-and-down volatility across asset classes. Short-term gyrations notwithstanding, the primary trend in risk assets still appears to be negative.

Tightening supply-chain dynamics contributed to higher prices for both consumers and producers. Intermediate- and long-term interest rates increased from historically low levels due to evidence of rising global inflation.

The U.S. Treasury yield curve flattened, especially over the last few months of the fiscal year, as the Fed hiked its benchmark interest rate. U.S. Treasury yields on the shorter end of the curve rose in greater magnitude than those on the long end. The yield on two-year Treasurys jumped by 394 basis points over the reporting period, while the yields on 10- and 30-year Treasurys rose 231 and 171 basis points, respectively.

Geopolitical events

COVID-19 was an unavoidable and significant theme across the period, claiming its six-millionth victim globally in February 2022 (including more than 900,000 in the U.S.). The first quarter of the period was defined predominantly by markets digesting the potential impact of the Omicron variant discovered in South Africa. Case numbers soared as the new variant proved to be highly transmissible, yet generally less severe.

The U.S. Congress voted to raise the debt ceiling (that is, the federal government’s borrowing limit) twice during the period—first with an October 2021 stopgap hike of $480 billion, and then with a December increase of $2.5 trillion—which is expected to cover spending through early 2023. President Joe Biden signed the Infrastructure Investment and Jobs Act—a multi-year infrastructure funding bill—into law in November 2021. The initiative appropriated $1.2 trillion (including $550 billion above baseline spending), with nearly $300 billion of new spending to fund transportation projects over the next decade, another $65 billion apiece dedicated to broadband internet and power grid projects, and $55 billion reserved for water infrastructure.

In late February 2022, Russia invaded Ukraine. Western nations responded with an array of sanctions, bans, and other coordinated actions—largely focused on disrupting Russia’s financial, energy, technology and transportation activities, as well as state-owned enterprises and high-profile individuals in public and business positions. In addition to mounting fierce resistance to Russia’s invasion, Ukraine submitted a formal application for admission to the European Union (EU).

The imposition of coordinated sanctions effectively blocked Russian entities from trade in major foreign currencies. The Central Bank of the Russian Federation was forced to increase its benchmark rate by 10.5 percentage points to 20.0%; offer unlimited liquidity support to banks as they faced runs; raise capital controls on exporters and residents; and shutter its financial markets. By mid-March, the EU had instituted a broad ban on investments in Russia as well as exports to and imports from the country (although imports of Russian metals and energy were still permitted).

Energy took center stage as inflation drove prices higher. Russia began reducing natural gas pipeline supply to Europe in mid-June, limiting the ability of European nations to stockpile gas for winter, and driving prices in the region much higher.

The North Atlantic Treaty Organization (NATO) announced a plan in the final quarter of the reporting period to increase its high-readiness Response Force (NRF) from 40,000 to 300,000 after activating NRF troops for the first time in its history following Russia’s attack on Ukraine. Sweden and Finland’s paths to join NATO brightened at the end of June. Turkey unblocked their applications and signed a trilateral memorandum of support for their memberships in exchange for weapons sales, and prioritization by the Scandinavian countries of Turkish extradition requests for purported Kurdish militants.

The U.S. followed NATO’s planned increases with its own European expansion announcement. The buildout will include a permanent Army base in Poland, rotations through Romania and the Baltics, more Navy ships in Spain, air defenses in Italy, and fighter jets in the U.K.

SEI Institutional International Trust / Annual Report / September 30, 2022

LETTER TO SHAREHOLDERS (Continued)

September 30, 2022 (Unaudited)

Economic performance

U.S. gross domestic product (GDP) continued to slow in July after accelerating sharply from the beginning of the year. GDP contracted by an annualized rate of 1.6% during the first quarter of 2022, and retreated by a 0.6% annualized rate during the second quarter of 2022. The reading marked two consecutive quarters of negative GDP, which meets a widely cited—but unofficial—technical definition of a recession. Many economists view a recession as a significant and sustained decline in economic activity (accompanied by high unemployment) that lasts more than a few months.

Nevertheless, consumer spending, which drives nearly 70% of U.S. economic activity, advanced by 0.4% in August (as measured by the personal consumption expenditures–PCE–price index). This appears to be a combination of wage inflation (consumers have more money) and price inflation (goods cost more to purchase). Many economists and market watchers expect spending to fall if current economic conditions persist.

The U.S. labor market remained quite healthy during the fiscal year and the third quarter of 2022. The U.S. unemployment rate held at 3.5% in September, just above a 50-year low. New claims for unemployment benefits declined throughout the final quarter of the fiscal year, falling back below 200,000 per week in late September for the first time since the spring.

The Federal Open Market Committee (FOMC) increased the federal funds rate by 0.50% (the first hike of its size since 2000) at its early-May 2022 meeting, by 0.75% (the first of its size since 1994) at its mid-June meeting, and then by 0.75% again in July and September, raising the benchmark rate’s target range to 3.0%-3.25%. The central bank also began to accelerate its balance-sheet reduction in September, doubling the amount of monthly Treasury and mortgage holdings that mature without being replaced to maximum paces of $60 billion and $35 billion, respectively.

Market developments

The S&P 500 Index returned -15.47% during the fiscal year. Large-cap value stocks (as measured by the Russell 1000 Value Index) declined 11.36% and led large-cap growth stocks (as measured by the Russell 1000 Growth Index), which fell 22.59%. At the sector level, energy, utilities and consumer staples stocks were the strongest performers within the S&P 500 Index, while telecommunications, consumer discretionary and information technology lagged. Overall, U.S. equities outpaced major developed markets during the fiscal year.

Small-cap stocks, which tend to be sensitive to the success or decline in a local economy, underperformed large caps overall during the period. U.S. large-cap stocks (Russell 1000 Index) finished the reporting period down 17.22%, while small-cap stocks (Russell 2000 Index) fell 23.50%. There has been a significant amount of bad news priced into small-cap stocks. Small-cap earnings generally have held up well—especially for consumer and leisure stocks—but investors remained concerned about whether this trend can continue.

Developed markets, as measured by the MSCI World Index (Net), finished down 19.63% for the year, but outperformed emerging markets. The MSCI Emerging Markets Index (Net) finished the reporting period with a 28.11% loss in U.S.-dollar terms. Emerging-market stocks remained defensively positioned as emerging economies adopted aggressive monetary policies in an effort to combat high inflation and a rising U.S. dollar. Latin America was the only region to post positive equity performance for the 2022 year to date, while European emerging stock markets were the weakest performers. The MSCI Europe ex UK Index posted a 27.82% decline in U.S.-dollar terms.

The MSCI Europe Index (Net) tumbled 24.80% in U.S.-dollar terms over the reporting period. The MSCI ACWI Index (Net), a proxy for global equities in both developed and emerging markets, fell 20.66% in U.S.-dollar terms. The FTSE UK Series All-Share Index recorded a 20.52% drop in U.S.-dollar terms over the full reporting period.

U.S. investment-grade corporate debt, as represented by the Bloomberg US Corporate Investment Grade Index, returned -18.53%, while the U.S. high-yield market, as measured by the ICE BofA US High Yield Constrained Index, was down 14.06% during the reporting period. Within the high-yield market, energy remained the largest sector, and it easily outperformed the broader market. Lower-quality issues also outperformed, as CCC rated securities led the index, followed by B and BB rated issues. U.S. asset-backed securities managed a small gain as the health of U.S. consumers improved during the fiscal year; mortgage-backed securities were down slightly.

The global fixed income market, as measured by the Bloomberg Global Aggregate Bond Index, was down 20.43% for the reporting period. Emerging-market debt (EMD) fared similarly. The J.P. Morgan Global Bond Index-Emerging Markets (GBI-EM) Global Diversified Index, which tracks local-currency-denominated EM bonds, fell 20.63% in U.S.-dollar terms. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index, which tracks EMD-denominated in external currencies (such as the U.S. dollar), was down 24.28%.

SEI Institutional International Trust / Annual Report / September 30, 2022

Inflation-sensitive assets, such as commodities and Treasury Inflation-Protected Securities (TIPS), were mixed during the year. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) finished up 6.64% over the reporting period due to increased demand expectations, as well as constrained supply in certain markets.

The U.S. dollar pushed into new-high territory following a strong August 2022 reading of the U.S. Consumer-Price Index and after Fed Chair Jerome Powell indicated that further interest-rate increases were on the way. Fed rate hikes attract investment in U.S. dollar-denominated assets. The large rate differential in favor of the U.S., along with the perception that the country is better positioned economically, are two major reasons behind the U.S. dollar’s extraordinary appreciation thus far in 2022. Outside of the U.S., a declining currency may give a competitive boost to domestic firms that export goods and services to the U.S. market, but it also exacerbates the inflationary pressures stemming from imports that are priced in dollars—most importantly, oil and liquefied natural gas.

Our view

The conflict in Ukraine and Russia’s suspension of natural-gas exports, high global inflation and central banks’ aggressive response to it, and a severe COVID-related slowdown in China are not exactly new; they have simply increased in intensity. Most importantly, they have forced monetary policy-makers globally to admit that they have a major inflation problem on their hands—one that is neither transitory nor likely to be resolved easily.

In our opinion, investors should be prepared to see a federal funds rate that could exceed 5%. Other central banks are following the Fed’s lead, talking tough and following up with outsized policy-rate increases. In the U.K., the bond market has gone haywire and the country’s currency has come under intense downward pressure. To use a newly popular phrase among economists and financial-market participants, things are “starting to break.”

We think that Europe will continue to be the area most under the gun owing to Russia’s suspension of natural-gas exports. Although storage facilities within the EU are now 80%-to-90% full, the continent still needs to have a steady flow of natural gas to get through the high-usage winter months. European governments may be forced to impose disruptive energy-saving restrictions on businesses and citizens. Heavy users of electricity, from aluminum smelters to glassmakers, already have been shutting down.

The U.K. has rolled out a plan to cap the cost of residential electricity at £2,500 per year over the next 18 months. Along with other measures previously announced, funding totals £180 billion, or 6.5% of the nation’s GDP. Other countries that have allocated funds for energy-related relief in excess of 3% of GDP include Croatia, Greece, Italy and Latvia.

We would not be surprised to see more energy-related relief come down the pike. Fiscal deficits could balloon in the same way they did during the early months of the COVID crisis as policy-makers do what they must to protect their populations.

Central bankers are forced by their mandates to lean hard against the rising trend in prices, although they are essentially working at cross-purposes against their own governments’ stimulus efforts. Unfortunately, they’re running just to keep up with the Fed. Interest-rate differentials versus the U.S. are still wide, with only Canada on par with the U.S.

Several large U.S. multinational companies have warned that U.S-dollar strength is beginning to exert a negative impact on revenues, suggesting that the currency’s value has risen well beyond its purchasing power parity (PPP) level. But discrepancies can last for a long time between PPP and market-based exchange rates.

Nonetheless, we would not be surprised to see at least a temporary reversal in the dollar’s trend. Given a catalyst—coordinated government action to weaken the dollar or a surprisingly weak U.S. unemployment report, for example—traders might cover their long positions in a major way, causing the dollar to fall abruptly.

The rise in U.S. hourly compensation has been extensive, with annualized gains exceeding 6% even when measured over a three-year span. This is the sharpest increase in almost four decades. Similar to the 1970s experience, compensation gains have been accelerating even as productivity growth has slowed. We are concerned about this divergence. The difference between the change in compensation and the change in productivity equals the change in unit labor costs.

Although unit labor costs are more volatile than inflation, there is still a strong positive correlation between the two.

Unfortunately, history shows that it usually takes an outright recession to beat down inflation, especially when it gets this intense. It does not appear as though Fed Chair Powell’s hope for a soft landing will happen. Unit labor costs have run far ahead of inflation, and we see no reason to expect a major reversal in the near term, even if the economy stumbles into a bona fide recession.

SEI Institutional International Trust / Annual Report / September 30, 2022

LETTER TO SHAREHOLDERS (Continued)

September 30, 2022 (Unaudited)

U.S. companies have been able to push higher employment and supply costs onto the consumer. There hasn’t been much of a decline in profit margins yet—they’ve remained above all the previous cyclical peaks going back to 1947. But we suspect that margins are on the cusp of a substantial erosion. It’s typical for profit margins to decline well before an economic recession materializes.

If the economy does fall into recession and profits decline, analysts will probably be forced to mark down earnings estimates aggressively to catch up with reality. Investors aren’t waiting for those earnings revisions. They have been pushing equity prices lower in reaction to the Fed’s aggressive shift and in anticipation of a recession, both in the U.S. and globally.

A fed funds rate in the 4.4%-to-4.9% range in 2023, as projected by Fed policymakers, might still be lower than the actual out-turn. But unless the Fed is truly ready to engineer a severe recession, we think PCE price inflation could settle in a 3%-to-4% range instead of the sub-2% pace recorded over much of the past 25 years.

Several asset classes look sharply oversold again, including equities, bonds, currencies and commodities.

The dollar’s sharp climb has reversed most of this year’s appreciation in the commodities complex. If the dollar breaks to the downside, commodities should break to the upside.

We are still bullish on commodities despite the demand destruction that is occurring in Europe and other parts of the globe. Years of underinvestment in fossil fuels and metals mines will likely lead to periodic shortages over the next few years.

In recent weeks, the Chinese central government has allowed Hong Kong and Macau to open up. This might be a preview of what will happen on the Mainland once the Communist Party National Congress installs President Xi Jinping for an unprecedented third term as General Secretary of the party in October.

President Xi’s position may seem unassailable, but we suspect he’s looking for a way out of his zero-COVID policy. The loosening of restrictions and return to stronger economic growth is the only logical way out.

Other emerging economies would be big beneficiaries of a revival in Chinese economic activity, yet dollar strength is a central factor for investors in emerging-market (EM) equities. The relative performance of the MSCI Emerging Market Total Return Index versus the MSCI World Index peaked in 2010, more-or-less concurrent with the trough in the trade-weighted value of the dollar. EM equities now have surrendered nearly all of the relative gains versus advanced-country stock markets that they achieved between 2000 and 2010 as the dollar has grown stronger.

The rate-hiking cycle actually began far sooner in less-developed economies, during the latter months of 2020. Interest-rate hikes in EMs have accelerated significantly this year, in both frequency and magnitude. At the end of the reporting period, yields on three-month government bonds had reached double digits in Brazil (14.3%), Colombia (10.4%), Hungary (10.0%) and Turkey (17.8%). Among these four, only Brazil’s rate is comfortably above the inflation rate. Turkey, by contrast, is facing an inflation rate of close to 80%. There is little wonder that the Brazilian real has maintained its value against the dollar this year, while the Turkish lira has declined by almost 30%.

SEI Institutional International Trust / Annual Report / September 30, 2022

The bottom line is that a global recession is forming on the horizon, with Europe and the U.K. more vulnerable to a downturn than the U.S. in the near term.

Short-term gyrations notwithstanding, the primary trend in risk assets still appears negative. Inflation in the U.S. has probably peaked, but we do not expect it to fall as rapidly or as far as the Fed projects. The central bank may still be underestimating the extent to which it needs to tighten monetary policy in order to slow the economy and produce slack in the labor markets.

Sincerely,

James Smigiel

Head and Chief Investment Officer of Non-Traditional Asset Management

SEI Institutional International Trust / Annual Report / September 30, 2022

LETTER TO SHAREHOLDERS (Concluded)

September 30, 2022 (Unaudited)

Index Definitions

Bloomberg Global Aggregate ex-USD Index, Hedged: is a broad-based benchmark that measures the global investment-grade fixed income markets.

Bloomberg US Corporate Investment Grade Index: is a broad-based benchmark that measures the investment-grade, fixed-rate, taxable corporate bond market.

Bloomberg US Aggregate Bond Index: The Bloomberg Barclays U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, government-related, corporate and securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

Dow Jones Industrial Average: The Index measures the stock performance of 30 large companies listed on stock exchanges in the United States.

FTSE UK Series All-Share Index: is a capitalization-weighted index, comprising around 600 of more than 2,000 companies traded on the London Stock Exchange.

ICE BofA US High Yield Constrained Index: tracks the performance of below-investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market; exposure to individual issuers is capped at 2%.

JP Morgan EMBI Global Diversified Index: tracks the performance of external debt instruments (including U.S.-dollar-denominated and other external-currency-denominated Brady bonds, loans, eurobonds and local-market instruments) in emerging markets.

JP Morgan GBI Emerging Markets Global Diversified Index: tracks the performance of debt instruments issued in local currencies by emerging-market governments.

MSCI EAFE Index: is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI Europe Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of large- and mid-capitalization stocks across developed-market countries in Europe.

MSCI Emerging Markets Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of global emerging-market equities.

MSCI World Index: is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity-market performance of developed markets.

Russell 1000® Index: includes 1,000 of the largest U.S. stocks based on market cap and current index membership; it is used to measure the activity of the U.S. large-cap equity market.

Russell 2000® Index: The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

S&P 500 Index: is an unmanaged, market-weighted index that consists of approximately 500 of the largest publicly-traded U.S. companies and is considered representative of the broad U.S. stock market.

SEI Institutional International Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

International Equity Fund

I. Objective

The International Equity Fund (the “Fund”) seeks long-term capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2022: Acadian Asset Management LLC (Acadian), Causeway Capital Management LLC (Causeway), Intech Investment Management LLC (INTECH), JOHCM (USA) Inc. (JO Hambro), Delaware Investments Fund Advisers, a series of Macquarie Asset Management Business Trust (Macquarie), Pzena Investment Management, LLC (Pzena) and WCM Investment Management LLC (WCM).

During the period, Lazard Asset Management LLC (Lazard) was removed from the Fund, while Pzena was added to the Fund.

III. Return vs. Benchmark

For the year ended September 30, 2022, the Fund’s Class F shares underperformed the MSCI EAFE Index (Net)—which tracks the performance of developed-market equities outside North America—returning -26.82% versus the Index return of -25.13%.

IV. Fund Attribution

Global equity markets fell precipitously over the 12-month reporting period, with much of it coming in the second and third quarters of 2022. There has been a confluence of factors and economic pressures affecting the global economy in various ways. First, we believe that global equities, particularly in the U.S., were expensively valued coming into the fall of 2021. This was especially prevalent in the mega-cap U.S. technology stocks that benefited heavily from the COVID-19 lockdown period. The lockdowns, coupled with fiscal stimulus, hampered supply (both labor and raw materials) and boosted consumer spending – all of which has led to a significant increase in inflation. Accordingly, interest rates have moved quickly higher, as the primary determinant of long bond yields is inflation expectations. In response, the U.S. Federal Reserve (Fed) has raised short-term interest rates significantly over the past 12 months. This has caused a de-rating in equities, especially growth stocks, as fears of excessive monetary policy tightening could cause a recession. As noted in the shareholder letter, the Ukraine-Russia war and skyrocketing energy prices, especially in Europe, have led to a “perfect storm” for global financial markets.

This backdrop led to relative outperformance of inflation-sensitive pockets such as energy and materials. Technology, cyclical industrials and consumer cyclical stocks have underperformed. Within geographical regions, Europe underperformed over the reporting period due to rising energy prices and the Russia-Ukraine conflict. The UK outperformed due to more of its benchmark index comprising banks and energy. Canada and Australia, as well as resource-rich emerging markets such as Latin America, outperformed during the period.

Value was the best-performing alpha source over the 12-month period due to its overweights to the energy and financials sectors. We also believe that higher interest rates are relatively beneficial for undervalued stocks and detrimental to overpriced growth stocks. That is, value investing performed well across sectors during the reporting period. Momentum also performed fairly well as it has rotated into cheaply priced industries, which has been beneficial. Quality stocks underperformed as their long-duration nature made them more susceptible to the rising interest rates. Low-volatility stocks performed very well amid the risk-off environment over the period, which is consistent with expectations.

Stock selection within sectors had a broadly negative impact on Fund performance for the reporting period, particularly in health care. Regionally, the Fund holds approximately 4% of net assets in emerging Asia, which is not represented in the benchmark MSCI EAFE Index. This exposure had a negative impact on Fund performance as China has been a big underperformer due to its COVID-19 lockdowns. Currency was a strong contributor to Fund performance for the fiscal year due to the underweight to Japan, and the yen was very weak. The Fund’s out-of-benchmark position in the U.S. dollar has also enhanced performance as the greenback strengthened over the period. The Fund’s overweight to value stocks benefited performance, but this allocation preference also caused the Fund to overweight higher-volatility and small-cap stocks, and mega-cap stocks led the way as they are viewed as “safe havens.”

Causeway was the best-performing manager during the reporting period attributable to tailwinds to its value style, which resulted in strong gains from the energy and consumer discretionary sectors. We replaced Lazard (value) with Pzena in July 2022, which boosted the Fund’s value exposure as we still think that value is very attractive. WCM underperformed by a wide margin during the period as its quality, high-growth bias was heavily out of favor. The

SEI Institutional International Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

International Equity Fund (Concluded)

manager was especially hurt by its technology holdings. The Fund’s largest manager, multifactor quantitative manager Acadian, outperformed over the period, bolstered by its value and momentum bias.

JO Hambro was the biggest detractor during the reporting period. JO Hambro is a momentum manager, and we have observed that it hasn’t rotated into value stocks such as energy and banks. The portfolio also had a very large weight in semiconductors, which detracted from performance for the period. Overall, JO Hambro’s high-growth, expensive portfolio did not perform well over the period. Macquarie was a detractor from performance as its overweight allocation to Europe and quality bias was out of favor during the period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
International Equity Fund, Class F	-26.82%	-1.52%	-1.44%	3.24%	2.96%
International Equity Fund, Class I	-27.05%	-1.77%	-1.69%	2.97%	2.71%
International Equity Fund, Class Y	-26.70%	-1.29%	-1.21%	3.43%	3.02%
MSCI EAFE Index (Net)	-25.13%	-1.83%	-0.84%	3.67%	3.79%

Comparison of Change in the Value of a $100,000 Investment in the International Equity Fund, Class F, Class I and Class Y, versus the MSCI EAFE Index (Net)

[1]

For the year ended September 30, 2022. Past performance is no indication of future performance. Class F shares were offered beginning December 20, 1989. Class I shares were offered beginning January 4, 2002. The performance of Class I shares prior to January 4, 2002 is calculated using the performance of Class F shares adjusted for the higher expenses of the Class I shares. Returns for Class I shares are substantially similar to those of Class F shares and differ only to the extent that Class I shares have higher total annual fund operating expenses than Class F shares. The Fund’s Class Y shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F shares and would have differed only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Emerging Market Equity Fund

I. Objective

The Emerging Markets Equity Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2022: JOHCM (USA) Inc. (JO Hambro), KBI Global Investors (North America) Ltd. (KBI), Neuberger Berman Investment Advisers LLC (Neuberger Berman), Qtron Investments LLC (Qtron), Robeco Institutional Asset Management US Inc. (Robeco), and RWC Asset Advisors (US) LLC (RWC).

No manager changes were made during the Fund’s fiscal year.

III. Return vs. Benchmark

For the year ended September 30, 2022, the Fund’s Class F shares underperformed the MSCI Emerging Markets Index (Net)—which tracks the performance of global emerging market equities—returning -29.26% versus the Index return of -28.11%.

IV. Fund Attribution

Emerging-market (EM) equities experienced negative returns during the fiscal year, with the majority of losses occurring in 2022. The Europe, the Middle East and Africa (EMEA) region was the worst performer during the period, marked by the sharp selloff in Russian assets and the expulsion of Russian equities from the MSCI Emerging Markets Index after Russia invaded Ukraine in February 2022, as noted in the shareholder letter. Eastern European stocks suffered from the fallout, with investors pricing in effects of the invasion into securities closer to Ukraine. Russia’s invasion sent shockwaves to the global commodity market, which was already experiencing rising commodity prices fueled by supply/demand imbalances. This was a tailwind to the Middle East, which escaped the global selloff and posted positive returns for the reporting period. Asia was the next-weakest-performing market, with Chinese equities weighing on the region. Regulatory pressure continued to broadly hamper investor sentiment, which was exacerbated by periods of COVID-19 resurgence that led to damaging shutdowns of major Chinese economic hubs, which dampened demand. As developed markets dealt with higher inflation, a series of sharp rate hikes from the U.S. Federal Reserve triggered fears of overtightening and a slowdown in global economic growth, and Asian exporters such as Korea and Taiwan also experienced broad selloffs. India and Indonesia were the only major Asian countries that escaped the damage as their strong economies helped shield equity values against global selloffs. Latin America was the lone region that garnered a positive return in U.S. dollar terms during the period. Rising commodity prices boosted the equity returns from the market. Most notably, Brazil experienced strong gains in the first three quarters of 2022, benefiting from higher prices for commodities exports.

From a sector perspective, utilities was the best-performing sector within the MSCI Emerging Markets Index, as rising energy prices helped utilities post record profits. Cyclical sectors such as financials and energy also saw strong gains as rising rates in developed markets and higher commodity prices lifted both energy stocks and banks in commodity-exporting countries. Information technology (IT) and communication services were the biggest market laggards, as regulatory uncertainty in China continued to buffet Chinese internet stocks, while global IT stocks suffered from higher interest rates and lower demand forecasts.

Quality was the Fund’s best-performing alpha source over the fiscal year as defensive and profitable companies fared better during market selloffs. High-quality consumer staples and IT companies were among the top performers during the reporting period. Momentum was the next-best-performing alpha source as a trend formed around outperformers in cyclicals that momentum latched onto, while avoiding underperforming stocks in China and Korea. Value was the third-best-performing alpha source, but also was a positive performer due to strong gains within banks and energy.

Health care was the biggest sector contributor to Fund performance due to strong bottom-up results. Consumer discretionary was also a significant contributor due to favorable results within autos and an underweight to the underperforming retailing sector. Real estate also had a positive impact on performance due to the lack of exposure to underperforming Chinese real estate companies. Financials was the most notable laggard due to overexposure to strong banks in countries affected by slowing global growth concerns, as well as underexposure to banks in commodity-exporting countries. The Fund’s positioning in the energy sector weighed on performance, attributable in part to exposure to Russian energy producers that were sanctioned.

From a regional perspective, China was the biggest contributor to Fund performance for the reporting period due to an underweight to the country, especially from value investors with low exposure to ecommerce and real

SEI Institutional International Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Emerging Market Equity Fund (Concluded)

estate sectors. This was enough to bring the net results in EM Asia to a positive return, offsetting losses in India and Taiwan. India was a major detractor from performance due to the lack of exposure to expensive companies within the country, many of which underperformed to a lesser extent in the market selloff. Chile was the largest contributor within Latin America due to favorable exposure to its lithium miners. Brazil was the biggest detractor from Fund performance, though Latin America was a net contributor over the reporting period. The EMEA region was a net detractor from performance. Russia was the biggest overall country detractor due to sanctions hitting Russian assets after Russia’s invasion of Ukraine. An underweight to Saudi Arabia also weighed on Fund performance as rising oil prices lifted the country’s stock prices. Hungary was another notable detractor given the country’s proximity to the Ukraine conflict.

Among Fund managers, Qtron was a significant contributor to Fund performance for the fiscal year, with strong quantitative model-driven results in health care, consumer discretionary, and communication services. JO Hambro was also a big contributor due to the tailwinds to momentum stocks that saw strong returns from real estate and materials stocks in the manager’s portfolio. KBI was a detractor from performance despite tailwinds to value and dividend-yield stocks. The manager’s exposure to Russia had a detrimental effect on relative performance. Neuberger Berman was another detractor due to the lack of exposure to commodity stocks and weak results within industrials and real estate. RWC also detracted from performance due to weak bottom-up results within financials and IT. Robeco was the biggest detractor from Fund performance over the period despite tailwinds to value stocks. The manager’s exposure to Russia and export-sensitive Korea weighed on results.

In February 2022, the liquidity of Russian and Ukrainian securities was hindered as a result of the Russian invasion of Ukraine. Consequently, Russian security exchanges were closed and existing equity holdings cannot be liquidated. Additional impacts on liquidity include the exclusion of Russian-related securities from major equity and fixed-income indices, the restriction of foreign investors from selling assets in the country, and sanctions implemented by western countries on many securities.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Emerging Markets Equity Fund, Class F	-29.26%	-3.00%	-3.28%	0.55%	3.36%
Emerging Markets Equity Fund, Class Y	-29.10%	-2.77%	-3.05%	0.75%	3.44%
MSCI Emerging Markets Index (Net)	-28.11%	-2.07%	-1.81%	1.05%	1.28%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Equity Fund, Class F and Class Y, versus the MSCI Emerging Markets Index (Net)

[1]

For the year ended September 30, 2022. Past performance is no indication of future performance. Class F shares were offered beginning January 17, 1995. The Fund’s Class Y shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F shares and would have differed only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

International Fixed Income Fund

I. Objective

The International Fixed Income Fund (the “Fund”) seeks capital appreciation and current income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2022: AllianceBernstein L.P. (AllianceBernstein), Colchester Global Investors Limited (Colchester) and Wellington Management Company LLP (Wellington).

No manager changes were made during the Fund’s fiscal year.

III. Return vs. Benchmark

For the year ended September 30, 2022, the Fund’s Class F shares underperformed the Bloomberg Global Aggregate ex-USD Index, Hedged (the Index)—which tracks the performance of the global investment-grade fixed-rate debt markets outside of the U.S.—returning -10.15% versus the Index return of -9.86%.

IV. Fund Attribution

Global fixed-income markets suffered during the reporting period against a backdrop of rising government bond yields and widening credit spreads. Virtually all benchmark indices registered significant losses, with only the Chinese local-currency bond market able to garner a positive return. As noted in the shareholder letter, the repricing of interest-rate risk was particularly severe as it became increasingly apparent that central banks had fallen well behind the curve in tackling inflation. However, what began as an inflation and interest-rate issue extended to a growth and credit story as the U.S. Federal Reserve indicated its willingness to accept some economic pain in order to restore its inflation-fighting credibility. At a regional level, sterling fixed income was the worst-performing developed market, while the Japanese bond market held up relatively well as the Bank of Japan persevered with its yield curve control policy in spite of currency weakness and elevated inflation. The U.S. dollar was the strongest-performing G10 currency during the period.

The Fund modestly underperformed its benchmark for the fiscal year due to an overweight to corporate credit and long-currency exposures to the Japanese yen, Swedish krona, UK sterling, Korean won, Colombian peso, and Malaysian ringgit. Fund performance benefited from the duration underweight, led by positioning in core developed rates markets, including Europe and the UK. The Fund’s duration underweights to South Korea and Canada also bolstered relative performance. The most significant currency contributors to performance included short positions in the New Zealand and Australian dollars, Swiss franc, and Thai baht.

Among the Fund’s managers, Wellington notably outperformed its customized benchmark during the reporting period attributable to duration underweights to the UK, Europe and South Korea. A short position in U.S. rates in the front end of the yield curve also added to performance. Short currency positions in the Turkish lira, Swiss Franc, and New Zealand dollar also benefited relative performance.

Colchester’s outperformance of its customized benchmark was led by underweights to UK and European rates (including the core and peripheral markets). Performance also was bolstered by short currency positions in the New Zealand dollar, euro, Thai baht, Swiss franc, Australian dollar, and Israeli new shekel.

AllianceBernstein underperformed its customized benchmark over the period because of an overweight in corporate credit and overweight duration positions in Australia and the U.S.

The Fund used foreign exchange (FX) forwards, financial futures, interest-rate swaps and over-the-counter options during the reporting period to hedge existing exposures and gain exposure to particular areas of the market.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
International Fixed Income Fund, Class F	-10.15%	-3.54%	-0.11%	1.41%	3.51%
International Fixed Income Fund, Class Y	-10.00%	-3.34%	0.12%	1.57%	3.57%
Bloomberg Global Aggregate ex-USD Index, Hedged	-9.86%	-2.99%	0.71%	2.21%	4.79%

SEI Institutional International Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

International Fixed Income Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the International Fixed Income Fund, Class F and Class Y, versus the Bloomberg Global Aggregate ex-USD Index, Hedged

[1]

For the year ended September 30, 2022. Past performance is no indication of future performance. Class F shares were offered beginning September 1, 1993. The Fund’s Class Y shares commenced operations on October 30, 2015. For periods prior to October 30, 2015, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F shares and would have differed only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Emerging Markets Debt Fund

I. Objective

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

II. Multi-Manager Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2022: Colchester Global Investors Limited (Colchester), Marathon Asset Management, L.P. (Marathon), Neuberger Berman Investment Advisers LLC (Neuberger Berman), Ninety One UK Ltd. (Ninety One) and Stone Harbor Investment Partners LP, a division of Virtus Fixed Income Advisers, LLC (Stone Harbor).

No manager changes were made during the Fund’s fiscal year.

III. Return vs. Benchmark

For the year ended September 30, 2022, the Fund’s Class F shares underperformed a hybrid of 50% JP Morgan EMBI Global Diversified Index (JPM EMBI GD) (which tracks the performance of external debt instruments in the emerging markets) and 50% JP Morgan GBI Emerging Markets Global Diversified Index (JPM GBI-EM GD) (which tracks the performance of debt instruments issued in domestic currencies by emerging-market governments), returning -24.04% versus the Index return of -22.45%.

IV. Fund Attribution

For the 12-month period ending September 30, 2022, the hard-currency market returned -24.28% and the local-currency market returned -20.63%, as measured by the JP Morgan EMBI Global Diversified Index and the JP Morgan GBI Emerging Markets Global Diversified Index, respectively. Much of the downturn in both markets resulted from higher interest rates. For example, the 10-year U.S. Treasury note, which has a comparable duration to that of the hard-currency index, yielded 1.48% in September 2021, and ended this year at 3.83%. Markets were trending sideways until February 2022, which saw the first of four months in which absolute returns fell below -5% for the Fund and its blended benchmark. As noted in the shareholder letter, Russia launched an invasion of Ukraine in February, which had a negative impact on risk assets globally. The Fund covered much of its risk in the Russia-Belarus-Ukraine block. Russian exposure would ultimately contribute to Fund performance at the end of the fiscal year, while the overweight exposure to Ukraine was a detractor. There were similar market declines in April, June and September 2022, with emerging-market (EM) foreign exchange (FX) lagging the U.S. dollar, EM central banks hiking interest rates aggressively—causing local interest rates to move higher—and yields on U.S. Treasurys continuing to march upward, weighing on the hard-currency return profile.

The Fund underperformed its blended benchmark during the fiscal year. An overweight to high-yield hard-currency exposure in Argentina, state-owned oil company Pemex in Mexico, and Ecuador detracted from performance. Overweight currency exposure in Russia and underweight currency exposure in China added to Fund performance, while overweights to Indonesia-based electric power company PLN and Malaysia-based greenhouse solutions provider GHS detracted from performance.

Among Fund managers, Colchester and Ninety One outperformed the blended index for the reporting period. Colchester had a bias to invest in higher real-yield currencies that outperformed, including Brazil and Mexico. The underweights to Eastern Europe and Asia also had a positive impact on Fund performance. Ninety One contributed to performance due to high-carry positions in local Zambian securities. The performance of both Colchester and Ninety One benefited from long positions in the Russian ruble.

Stone Harbor, Neuberger Berman and Marathon underperformed the blended benchmark as their hard currency-focused opportunity set lagged the mixed local and hard currency index. Stone Harbor and Neuberger Berman held overweights to high-yield hard-currency exposures, including Argentina, Ecuador and Angola, which drove underperformance. Marathon dialed into longer-dated investment-grade securities which have repriced lower and show attractive convexity characteristics, though the manager’s bias toward the sector caused the Fund to underperform over the period.

The Fund used currency forwards and swap contracts during the fiscal year ending September 30, 2022, to either hedge particular positions or gain exposure to additional areas of the market. Currency forwards had a material impact on Fund performance during the period as 50% of the blended benchmark is directly affected by foreign currencies. Positive and negative effects differed on a country-to-country basis, depending on whether the forward increased or decreased currency exposure and whether the currency strengthened or weakened relative to the U.S. dollar.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional International Trust / Annual Report / September 30, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2022 (Unaudited)

Emerging Markets Debt Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Emerging Markets Debt Fund, Class F	-24.04%	-7.51%	-4.37%	-1.80%	5.61%
Emerging Markets Debt Fund, Class Y	-23.87%	-7.30%	-4.13%	-1.61%	5.69%
JP Morgan EMBI Global Diversified Index	-24.28%	-7.15%	-2.62%	1.08%	6.40%
JP Morgan GBI-EM Global Diversified Index	-20.63%	-7.06%	-3.92%	-2.43%	X.XX%
50/50 Hybrid of the JP Morgan EMBI Global Diversified Index and the JP Morgan GBI-EM Global Diversified Index	-22.45%	-7.07%	-3.22%	-0.63%	X.XX%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Debt Fund, Class F and Class Y, versus a 50/50 Hybrid of the Following Indexes: the JP Morgan EMBI Global Diversified Index and the JP Morgan GBI-EM Global Diversified Index

[1]

For the year ended September 30, 2022. Past performance is no indication of future performance. Class F shares were offered beginning June 26, 1997. The Fund’s Class Y shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F shares and would have differed only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

International Equity Fund

†Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.5%
Australia — 4.2%
Aristocrat Leisure Ltd	20,451	$434
ASX Ltd	5,140	238
Australia & New Zealand Banking Group Ltd	1,231,798	18,125
Australian Clinical Labs Ltd	44,233	101
BHP Group Ltd	709,062	17,717
BlueScope Steel Ltd	925,872	9,038
Brambles Ltd	18,233	134
Cogstate Ltd *	1,526	2
Commonwealth Bank of Australia	12,676	741
Computershare Ltd	701,167	11,241
CSL Ltd	31,886	5,829
CSR Ltd	807,866	2,314
Endeavour Group Ltd/Australia	45,838	207
Fortescue Metals Group Ltd	545,913	5,891
Goodman Group ‡	88,261	897
GrainCorp Ltd, Cl A	52,680	266
Grange Resources Ltd	118,704	54
Iluka Resources Ltd	548,642	3,193
Imdex Ltd	106,532	122
Incitec Pivot Ltd	2,387,950	5,458
Jumbo Interactive Ltd	12,841	98
Macquarie Group Ltd	22,557	2,212
Mineral Resources Ltd	78,728	3,322
National Australia Bank Ltd	60,901	1,133
OFX Group Ltd	14,631	24
Orica Ltd	119,277	1,021
Orora Ltd	1,681,935	3,259
Pilbara Minerals Ltd *	1,732,931	5,026
Ramsay Health Care Ltd	13,832	510
Ridley Corp Ltd	80,728	106
Shaver Shop Group Ltd	30,839	21
Sierra Rutile Holdings Ltd *	548,642	74
South32 Ltd	7,289,268	17,393
Technology One Ltd	48,696	330

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Telstra Corp Ltd	775,517	$1,925
Wesfarmers Ltd	47,586	1,308
Whitehaven Coal Ltd	4,061,718	23,687
Woolworths Group Ltd	22,497	491
		143,942

Austria — 0.4%
ANDRITZ AG	72,724	3,076
OMV AG	230,693	8,346
Raiffeisen Bank International AG	39,393	466
Verbund AG, Cl A	8,382	715
Vienna Insurance Group AG Wiener Versicherung Gruppe	15,025	306
		12,909

Belgium — 0.2%
Anheuser-Busch InBev SA/NV	116,287	5,265
Elia Group SA/NV	8,203	965
Groupe Bruxelles Lambert NV	8,077	565
Sipef NV	128	7
		6,802

Brazil — 1.1%
Ambev SA	8,068,500	23,196
Gerdau SA ADR	329,566	1,490
JBS SA	1,867,800	8,716
Petroleo Brasileiro SA ADR	308,960	3,812
		37,214

Canada — 2.2%
Advantage Energy Ltd *	253,283	1,830
Algoma Steel Group Inc	21,983	142
Alimentation Couche-Tard Inc	165,065	6,681
Amerigo Resources Ltd	25,300	18
Aritzia Inc *	27,800	918
Atco Ltd/Canada, Cl I	38,705	1,196
Athabasca Oil Corp *	178,800	277
Birchcliff Energy Ltd	269,560	1,925
Black Diamond Group Ltd	4,100	11
Canadian National Railway Co	121,608	13,203
Canadian Pacific Railway Ltd	130,655	8,717
Canfor Corp *	120,381	1,762
Celestica Inc *	145,600	1,233
Crescent Point Energy Corp	436,300	2,699
Dexterra Group Inc	104	–
Dundee Precious Metals Inc	12,791	57
Empire Co Ltd, Cl A	145,400	3,636
Enerplus Corp	69,631	991
Enghouse Systems Ltd	6,600	139
Ensign Energy Services Inc *	37,800	62
Exco Technologies Ltd	9,200	52
Fairfax Financial Holdings Ltd	900	413
Finning International Inc	17,500	309
Gear Energy Ltd	115,938	96

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
George Weston Ltd	62,200	$6,547
iA Financial Corp Inc	33,297	1,701
Kelt Exploration Ltd *	98,529	374
Leon's Furniture Ltd	16,100	188
Linamar Corp	2,600	102
Manulife Financial Corp	129,400	2,042
Martinrea International Inc	60,100	374
MEG Energy Corp *	364,500	4,101
MTY Food Group Inc	2,300	95
Mullen Group Ltd	66,075	685
North West Co Inc/The (A)	29,200	680
NuVista Energy Ltd *	48,900	349
Parex Resources Inc	28,100	413
Pason Systems Inc	7,700	74
Peyto Exploration & Development Corp	209,700	1,682
Pipestone Energy Corp *	68,278	184
Power Corp of Canada	52,800	1,196
Russel Metals Inc	31,084	581
Stelco Holdings Inc	53,100	1,330
Tidewater Midstream and Infrastructure Ltd	59,900	43
TMX Group Ltd	1,600	148
Tourmaline Oil Corp	65,700	3,433
Uni-Select Inc *	62,513	1,660
Viemed Healthcare Inc *	32,726	198
Westshore Terminals Investment Corp	2,900	56
Whitecap Resources Inc (A)	88,200	561
		75,164

China — 1.8%
Alibaba Group Holding Ltd *	2,314,394	23,095
Beijing Capital International Airport Co Ltd, Cl H	8,022,000	4,328
Shenzhou International Group Holdings Ltd	238,200	1,839
STMicroelectronics NV	248,130	7,708
Tencent Holdings Ltd	209,867	7,088
Trip.com Group Ltd ADR *	566,627	15,475
		59,533

Denmark — 3.5%
AP Moller - Maersk A/S, Cl A	530	936
AP Moller - Maersk A/S, Cl B	11,813	21,457
Carlsberg AS, Cl B	16,655	1,947
Coloplast A/S, Cl B	6,371	647
Danske Bank A/S	599,587	7,460
Demant A/S *	6,373	157
DSV A/S	36,449	4,268
Genmab A/S *	34,007	10,935
Novo Nordisk A/S, Cl B	613,339	61,072
Orsted AS	68,664	5,470
Pandora A/S	101,500	4,745
Solar A/S, Cl B	624	41
		119,135

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Finland — 1.1%
Kesko Oyj, Cl B	602,662	$11,239
Marimekko Oyj	4,590	39
Neste Oyj	26,709	1,164
Nokia Oyj	4,631,838	19,877
Orion Oyj, Cl B	111,563	4,696
UPM-Kymmene Oyj	24,182	767
Uponor Oyj	9,306	122
Vaisala Oyj, Cl A	564	20
		37,924

France — 11.1%
ABC arbitrage	1,721	11
Accor SA	576,624	12,067
Air Liquide SA	333,318	38,082
AKWEL	367	5
Alstom SA (A)	803,945	12,999
Amundi SA	418,848	17,430
Aubay	449	19
AXA SA	741,276	16,178
Beneteau SA	30,414	312
BioMerieux	3,830	303
BNP Paribas SA	113,924	4,810
Bouygues SA	270,219	7,066
Capgemini SE	5,911	946
Carrefour SA	465,141	6,448
Cie Generale des Etablissements Michelin SCA	752,385	16,851
Credit Agricole SA	40,554	329
Danone SA	611,228	28,890
Dassault Aviation SA	35,170	4,000
Derichebourg SA	5,660	23
Engie SA	556,286	6,400
Eurazeo SE	3,611	188
Eurofins Scientific SE	99,284	5,892
Fnac Darty SA	8,726	241
Hermes International	1,268	1,491
Ipsen SA	68,954	6,379
IPSOS	18,645	833
Jacquet Metals SACA	5,998	75
Lectra	1,656	46
Legrand SA	8,935	577
L'Oreal SA	20,470	6,542
LVMH Moet Hennessy Louis Vuitton SE	10,964	6,462
Orange SA	653,710	5,910
Pernod Ricard SA	69,329	12,714
Publicis Groupe SA	496,797	23,530
Rexel SA	1,695,715	25,403
Sanofi	528,016	40,190
Sartorius Stedim Biotech	35,828	10,985
Savencia SA	539	27
Schneider Electric SE	91,319	10,310
SCOR SE	269,863	3,900

SEI Institutional International Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Societe BIC SA	364	$23
Societe Generale SA	104,829	2,072
Sodexo SA	197,610	14,835
Somfy SA	1,942	180
SPIE SA	21,148	443
Stef SA	602	44
Thales SA	55,998	6,168
TotalEnergies SE	146,857	6,887
Trigano SA	1,315	115
Valeo	184,967	2,794
Veolia Environnement SA	29,109	556
Vetoquinol SA	50	4
Vilmorin & Cie SA	1,420	56
Vinci SA	126,058	10,189
Virbac SA	69	18
Wavestone	3,176	137
Wendel SE	5,144	368
		379,753

Germany — 7.7%
adidas AG	97,290	11,180
Allianz SE	4,268	672
AT&S Austria Technologie & Systemtechnik AG	744	24
BASF SE	459,533	17,629
Bayer AG	491,097	22,618
Bayerische Motoren Werke AG	17,820	1,207
Brenntag SE	9,093	549
Carl Zeiss Meditec AG	34,097	3,540
Covestro AG	765,370	21,874
Daimler Truck Holding AG *	609,919	13,783
Deutsche Boerse AG	115,874	18,987
Deutsche Post AG	61,297	1,847
Deutsche Telekom AG	658,315	11,201
Deutz AG	21,725	67
Duerr AG	18,372	382
E.ON SE	123,380	948
Elmos Semiconductor SE	636	24
Fresenius Medical Care AG & Co KGaA	551,168	15,522
GEA Group AG	14,875	481
Hannover Rueck SE	3,061	459
HUGO BOSS AG	130,138	6,057
Knorr-Bremse AG	153,520	6,590
Krones AG	5,055	444
Linde PLC	21,604	5,847
Mercedes-Benz Group AG	29,602	1,496
Merck KGaA	145,981	23,622
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,197	529
Nemetschek SE	9,534	452
PSI Software AG	31	1
Rheinmetall AG	8,779	1,351
RWE AG	673,423	24,742

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
SAP SE	418,712	$34,109
Siemens AG	117,022	11,433
Siemens Healthineers AG	16,973	728
Stabilus SE	1,707	75
Telefonica Deutschland Holding AG	434,194	878
Vitesco Technologies Group AG *	5,387	262
Wacker Chemie AG	20,170	2,073
		263,683

Hong Kong — 1.7%
AIA Group Ltd	706,000	5,878
Bank of East Asia Ltd/The	96,200	105
Chaoda Modern Agriculture Holdings Ltd *	2,440,000	11
First Pacific Co Ltd	436,000	133
Galaxy Entertainment Group Ltd	2,647,000	15,558
Hong Kong & China Gas Co Ltd	695,000	612
Hong Kong Exchanges & Clearing Ltd	196,728	6,724
Jardine Matheson Holdings Ltd	8,600	435
Johnson Electric Holdings Ltd	68,837	69
Li Ning Co Ltd	463,000	3,513
Orient Overseas International Ltd	252,500	4,394
PAX Global Technology Ltd	125,000	94
Power Assets Holdings Ltd	116,000	582
Sands China Ltd *	6,014,800	14,978
SITC International Holdings Co Ltd	1,207,000	2,214
Stella International Holdings Ltd	6,500	6
Swire Pacific Ltd, Cl A	69,000	516
WH Group Ltd	1,356,000	853
		56,675

Hungary — 0.0%
MOL Hungarian Oil & Gas PLC	49,088	273

India — 0.0%
Kewal Kiran Clothing Ltd	25,668	128

Indonesia — 0.3%
ABM Investama Tbk PT	303,500	79
Adaro Energy Indonesia Tbk PT	12,532,400	3,232
Bank Rakyat Indonesia Persero Tbk PT	13,839,518	4,050
Bukit Asam Tbk PT	1,292,900	352
Delta Dunia Makmur Tbk PT *	6,958,800	172
Indika Energy Tbk PT	683,100	134
Medco Energi Internasional Tbk PT	5,232,400	314
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	2,616,700	185
Sumber Tani Agung Resources Tbk PT	1,577,400	121
Triputra Agro Persada PT	677,010	29
United Tractors Tbk PT	702,300	1,508
		10,176

Ireland — 1.5%
Accenture PLC, Cl A	49,138	12,643
Bank of Ireland Group PLC	1,267,412	8,126
Experian PLC	198,471	5,808

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ICON PLC *	60,288	$11,080
Ryanair Holdings PLC ADR *	207,182	12,104
		49,761

Israel — 1.4%
Bank Hapoalim BM	2,013,017	17,037
Bank Leumi Le-Israel BM	2,062,818	17,663
Check Point Software Technologies Ltd *	64,149	7,186
FIBI Holdings Ltd	17,608	793
First International Bank Of Israel Ltd/The	641	26
ICL Group Ltd	65,372	525
Israel Discount Bank Ltd, Cl A	553,130	2,793
Mizrahi Tefahot Bank Ltd	62,337	2,188
YH Dimri Construction & Development Ltd	33	2
		48,213

Italy — 2.9%
Assicurazioni Generali SpA	107,542	1,468
Azimut Holding SpA	122,503	1,747
Banca IFIS SpA	4,498	50
CNH Industrial NV	915,638	10,244
Danieli & C Officine Meccaniche SpA	3,674	44
Davide Campari-Milano NV	30,641	271
Enel SpA	7,916,255	32,453
EXOR NV	41,964	2,553
Ferrari NV	36,076	6,678
FinecoBank Banca Fineco SpA	40,607	501
Intesa Sanpaolo SpA	317,884	526
Iren SpA	14,926	20
Leonardo SpA	343,912	2,434
Moncler SpA	4,664	190
Recordati Industria Chimica e Farmaceutica SpA	18,809	688
Snam SpA	124,499	503
Stellantis NV	112,513	1,328
Tenaris SA	624,732	8,080
Terna - Rete Elettrica Nazionale	138,019	840
UniCredit SpA	2,652,764	26,846
		97,464

Japan — 13.1%
77 Bank Ltd/The	73,664	910
A&D HOLON Holdings Co Ltd	3,900	22
Adastria Co Ltd	5,700	85
Advantest Corp (A)	127,720	5,898
AEON Financial Service Co Ltd	172,700	1,714
Ai Holdings Corp	1,700	24
Aisan Industry Co Ltd	12,100	57
Alps Alpine Co Ltd	40,800	295
Anest Iwata Corp	4,800	28
Anritsu Corp (A)	33,900	368
AOKI Holdings Inc	5,200	25
Arcland Service Holdings Co Ltd	1,800	27
Arcs Co Ltd	28,200	402

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ARTERIA Networks Corp	9,000	$74
Asahi Group Holdings Ltd	122,100	3,806
ASAHI YUKIZAI CORP	1,600	24
Astellas Pharma Inc	53,100	703
Awa Bank Ltd/The	7,800	102
Axial Retailing Inc	3,200	72
Bandai Namco Holdings Inc	16,600	1,082
Bank of Iwate Ltd/The	2,000	25
Belc Co Ltd	1,100	41
Benefit One Inc	4,900	69
BIPROGY Inc	171,500	3,716
Bridgestone Corp	114,100	3,690
Brother Industries Ltd (A)	91,000	1,572
Business Brain Showa-Ota Inc	2,600	25
Canon Inc	304,400	6,648
Canon Marketing Japan Inc	94,900	2,101
Capcom Co Ltd	63,530	1,599
Central Glass Co Ltd	2,100	48
Chiba Kogyo Bank Ltd/The	13,000	25
Chori Co Ltd	3,400	45
Chubu Shiryo Co Ltd	2,800	20
COLOPL Inc	9,800	46
Comture Corp	5,100	80
Cosel Co Ltd	2,600	15
Daihen Corp	1,400	36
Dai-ichi Life Holdings Inc	389,800	6,197
Daito Trust Construction Co Ltd	78,600	7,352
Daiwa House Industry Co Ltd	68,900	1,401
Daiwa Industries Ltd	3,300	26
DeNA Co Ltd	19,500	247
Dentsu Group Inc	26,700	759
Digital Arts Inc	3,000	130
Disco Corp	2,100	463
Doshisha Co Ltd	2,300	23
Drecom Co Ltd	7,100	42
Earth Corp	3,600	129
Eco's Co Ltd/Japan	1,800	22
EDION Corp (A)	25,700	209
Eiken Chemical Co Ltd	3,800	47
Eizo Corp	3,400	86
en Japan Inc	26,300	406
Enigmo Inc	20,500	70
Exedy Corp	8,300	95
FANUC Corp	156,842	22,021
FJ Next Holdings Co Ltd	5,100	36
Forum Engineering Inc	5,100	32
Fuji Corp/Aichi	5,300	69
Fujitsu Ltd	93,500	10,251
Fukuoka Financial Group Inc	345,300	6,149
Funai Soken Holdings Inc	8,800	150
Furyu Corp	14,600	102
Futaba Industrial Co Ltd	10,000	22

SEI Institutional International Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
G-7 Holdings Inc, Cl 7	2,600	$26
Gakujo Co Ltd	4,000	39
Glory Ltd	93,100	1,366
GungHo Online Entertainment Inc	60,200	925
Gunze Ltd	1,600	43
H.U. Group Holdings Inc (A)	21,100	384
Heiwa Corp	21,700	336
Heiwado Co Ltd	19,800	273
Himaraya Co Ltd	3,000	19
Hino Motors Ltd	43,400	179
Hirose Electric Co Ltd	3,100	406
Hito Communications Holdings Inc	2,200	25
Hodogaya Chemical Co Ltd	700	14
Honda Motor Co Ltd	153,800	3,338
Hoosiers Holdings Co Ltd	12,200	65
Horiba Ltd	1,900	74
Hoya Corp	4,400	424
Ichikoh Industries Ltd	7,800	21
Ichimasa Kamaboko Co Ltd	1,400	7
Iida Group Holdings Co Ltd	240,900	3,261
Inaba Seisakusho Co Ltd	2,500	23
Infocom Corp	2,600	34
Insource Co Ltd	2,900	53
I-PEX Inc	12,800	110
Isuzu Motors Ltd	1,289,300	14,255
ITOCHU Corp (A)	44,300	1,069
JAC Recruitment Co Ltd	20,300	311
Japan Aviation Electronics Industry Ltd	8,500	125
Japan Exchange Group Inc	373,995	5,054
Japan Post Insurance Co Ltd (A)	392,100	5,491
Japan Tobacco Inc	88,500	1,454
JFE Holdings Inc (A)	31,100	289
JP-Holdings Inc	36,900	69
Justsystems Corp	8,200	189
JVCKenwood Corp	26,100	35
Kakiyasu Honten Co Ltd	1,300	20
Kanematsu Corp	7,200	71
Kao Corp	370,700	15,082
KAWADA TECHNOLOGIES Inc	1,000	25
KDDI Corp	244,000	7,133
Kenko Mayonnaise Co Ltd	3,000	32
Keyence Corp	31,508	10,414
Kimura Unity Co Ltd	6,200	32
Kirin Holdings Co Ltd	42,100	648
Kitz Corp	6,600	37
Kobe Bussan Co Ltd	22,000	529
Kokuyo Co Ltd	224,500	2,845
Komatsu Ltd	1,074,400	19,561
Komeri Co Ltd	3,900	74
Komori Corp	12,000	58
Konica Minolta Inc (A)	610,400	1,881
Kubota Corp	98,000	1,362

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kumagai Gumi Co Ltd	2,300	$40
Lasertec Corp	44,700	4,496
Lawson Inc	76,300	2,496
Lifedrink Co Inc	2,100	25
Lixil Corp (A)	24,300	356
Locondo Inc	2,700	21
Maezawa Kasei Industries Co Ltd	3,700	33
Makita Corp (A)	392,900	7,624
Mandom Corp	6,200	65
Marubeni Corp	138,200	1,206
Maruzen Showa Unyu Co Ltd	3,400	72
Mazda Motor Corp	710,100	4,715
Medical System Network Co Ltd, Cl A	12,800	35
Megmilk Snow Brand Co Ltd	25,400	300
MEIJI Holdings Co Ltd (A)	10,300	457
Meitec Corp	3,000	47
METAWATER Co Ltd	11,500	150
Mitsubishi Corp (A)	12,000	328
Mitsubishi Electric Corp	1,447,900	13,099
Mitsubishi Shokuhin Co Ltd	21,900	493
Mitsui & Co Ltd	181,100	3,853
Mitsui OSK Lines Ltd (A)	17,100	306
MIXI Inc (A)	70,200	1,114
Mizuno Corp	48,400	861
Morinaga Milk Industry Co Ltd	5,500	161
Morita Holdings Corp	2,600	23
Morito Co Ltd	4,300	21
MS&AD Insurance Group Holdings Inc	171,900	4,552
Murata Manufacturing Co Ltd	220,500	10,148
Musashino Bank Ltd/The	3,300	39
Nachi-Fujikoshi Corp	1,100	27
Nagaileben Co Ltd	5,200	70
Naigai Trans Line Ltd	1,400	20
NEC Corp	5,200	166
NEC Networks & System Integration Corp	7,700	84
New Art Holdings Co Ltd	2,300	22
Nihon Chouzai Co Ltd	16,300	143
Nikon Corp (A)	692,900	6,566
Nippon Concept Corp	4,100	44
NIPPON EXPRESS HOLDINGS INC	4,100	208
Nippon Shinyaku Co Ltd	1,000	51
Nippon Steel Corp (A)	103,400	1,435
Nippon Telegraph & Telephone Corp	574,900	15,505
Nippon Yusen KK (A)	88,200	1,497
Nishio Rent All Co Ltd	1,200	24
Nissan Chemical Corp	14,900	666
Nisshinbo Holdings Inc	113,500	824
Nitto Denko Corp	4,900	265
Nitto Kohki Co Ltd	2,200	24
Nittoc Construction Co Ltd	8,600	53
Nojima Corp	4,000	37
OBIC Business Consultants Co Ltd	2,900	90

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ohsho Food Service Corp	4,900	$217
Okabe Co Ltd	8,200	37
OKUMA Corp	1,800	62
Okuwa Co Ltd (A)	81,900	511
Omron Corp	5,200	238
Ono Pharmaceutical Co Ltd	283,215	6,615
Oracle Corp Japan	8,200	435
Oriental Land Co Ltd/Japan	3,300	448
ORIX Corp (A)	506,032	7,088
Otsuka Holdings Co Ltd	14,700	465
Panasonic Holdings Corp	494,600	3,473
Persol Holdings Co Ltd	179,900	3,328
Pickles Holdings Co Ltd	6,100	41
Plenus Co Ltd	5,800	77
Pola Orbis Holdings Inc	15,100	171
Proto Corp	4,400	31
QB Net Holdings Co Ltd	2,400	22
Qol Holdings Co Ltd	14,100	118
Raccoon Holdings Inc	5,000	36
Recruit Holdings Co Ltd	414,500	11,939
Resona Holdings Inc	2,607,500	9,541
Ride On Express Holdings Co Ltd	6,000	44
Riken Corp	3,200	50
Riken Technos Corp	7,100	25
Riken Vitamin Co Ltd	7,000	85
Rinnai Corp	1,300	93
Riso Kagaku Corp	1,400	23
Sakai Heavy Industries Ltd	1,000	20
Sakai Moving Service Co Ltd	2,400	78
Sangetsu Corp	17,800	197
Sanken Electric Co Ltd	1,400	43
Sankyo Co Ltd	147,600	4,468
Sanshin Electronics Co Ltd	3,900	45
Sanwa Holdings Corp (A)	202,900	1,742
SCREEN Holdings Co Ltd	4,400	239
Scroll Corp	23,400	113
Secom Co Ltd	7,300	416
Seiko Epson Corp (A)	260,300	3,554
Seino Holdings Co Ltd	25,400	204
SERAKU Co Ltd	3,000	20
Seria Co Ltd	8,400	147
Seven & i Holdings Co Ltd	131,800	5,294
Shimadzu Corp	17,900	470
Shimamura Co Ltd	67,900	5,746
Shindengen Electric Manufacturing Co Ltd	7,500	181
Shinnihon Corp	3,900	19
Shofu Inc	1,600	26
SIGMAXYZ Holdings Inc	15,200	118
Sinfonia Technology Co Ltd	4,200	39
SMK Corp	1,300	21
SMS Co Ltd	7,600	153
SoftBank Corp (A)	222,600	2,223

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Soliton Systems KK	5,500	$39
Sompo Holdings Inc	76,900	3,077
Sony Group Corp	92,374	5,950
Sprix Ltd	1,500	10
Step Co Ltd	1,900	23
Studio Alice Co Ltd	1,700	25
Subaru Corp	676,600	10,224
Sumitomo Mitsui Financial Group Inc	460,600	12,767
Sumitomo Pharma Co Ltd	16,800	119
Sumitomo Rubber Industries Ltd	21,100	168
Sun Corp	1,900	25
Sun-Wa Technos Corp	2,600	23
Suzuki Motor Corp	13,500	420
T&D Holdings Inc	839,700	7,981
Taiho Kogyo Co Ltd, Cl A	4,600	21
Takeda Pharmaceutical Co Ltd	1,049,100	27,240
Takuma Co Ltd	4,300	37
Temairazu Inc	1,900	69
TIS Inc	103,900	2,758
Tobishima Corp	4,100	30
Toho Co Ltd/Kobe	2,700	30
Tokio Marine Holdings Inc	315,600	5,609
Tokyo Electron Ltd (A)	28,400	6,997
Tokyo Gas Co Ltd	27,500	464
Tokyo Seimitsu Co Ltd	16,100	474
Tokyotokeiba Co Ltd	7,500	214
Tomy Co Ltd	124,000	1,061
Tonami Holdings Co Ltd	800	19
Topcon Corp	4,400	49
Toray Industries Inc	1,859,000	9,149
Toshiba Corp	60,300	2,148
Tosho Co Ltd	5,000	42
Totetsu Kogyo Co Ltd	2,500	40
Trend Micro Inc/Japan	9,300	501
Trusco Nakayama Corp	9,000	124
Tsubakimoto Chain Co	8,600	182
Tsukuba Bank Ltd	19,500	25
Tsuruha Holdings Inc	2,700	158
United Arrows Ltd	13,700	173
Ushio Inc	9,900	103
Valor Holdings Co Ltd	20,700	255
ValueCommerce Co Ltd	4,700	72
VINX Corp	2,300	23
Warabeya Nichiyo Holdings Co Ltd	26,700	410
Workman Co Ltd	15,100	478
Xebio Holdings Co Ltd	7,200	48
Yamae Group Holdings Co Ltd	2,100	23
Yamaha Motor Co Ltd	30,300	568
Yamaichi Electronics Co Ltd	3,700	46
Yonex Co Ltd	4,200	39
Yossix Holdings Co Ltd	4,600	64

SEI Institutional International Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Zuken Inc	5,000	$121
		448,106

Jordan — 0.1%
Hikma Pharmaceuticals PLC	109,525	1,651

Malaysia — 0.0%
Genting Plantations Bhd	31,100	38
Heineken Malaysia Bhd	22,200	114
Sime Darby Plantation Bhd	206,500	182
Taliworks Corp Bhd	151,400	30
		364

Malta — 0.0%
BGP Holdings *(B)	198,683	–

Mexico — 0.0%
Grupo Herdez SAB de CV	27,929	52

Netherlands — 5.8%
Aalberts NV	476	16
ABN AMRO Bank NV	42,905	384
Adyen NV *	3,799	4,736
Aegon NV	300,977	1,196
Akzo Nobel NV	270,227	15,308
ArcelorMittal SA	567,576	11,289
ASM International NV	17,152	3,839
ASML Holding NV, Cl G	13,397	5,564
ASR Nederland NV	9,156	352
Heineken Holding NV	52,932	3,622
Heineken NV	26,701	2,331
IMCD NV	1,259	149
ING Groep NV	3,322,208	28,455
James Hardie Industries PLC	38,368	758
Koninklijke Ahold Delhaize NV	1,023,478	26,059
Koninklijke DSM NV	6,991	795
Koninklijke Philips NV	644,520	9,919
NN Group NV	62,428	2,427
Pharming Group NV *	52,412	54
Prosus NV	96,037	4,994
Randstad NV (A)	624,910	26,961
RELX PLC	325,525	7,931
Shell PLC	791,779	19,741
Unibail-Rodamco-Westfield *‡	10,445	432
Wolters Kluwer NV	220,784	21,490
		198,802

New Zealand — 0.0%
EBOS Group Ltd	3,681	78
Mainfreight Ltd	10,177	388
Spark New Zealand Ltd	128,745	364
		830

Norway — 0.5%
Aker BP ASA	39,638	1,137
Bouvet ASA	9,949	50

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
DNB Bank ASA	64,933	$1,030
Equinor ASA	407,146	13,416
Grieg Seafood ASA	46,610	315
Kongsberg Gruppen ASA	4,689	142
Mowi ASA	17,602	224
Norsk Hydro ASA	139,318	747
Sparebanken Vest	1,610	12
Stolt-Nielsen Ltd	1,480	29
Wallenius Wilhelmsen ASA, Cl B	6,051	30
Yara International ASA	23,052	808
		17,940

Poland — 0.0%
Enea SA *	63,733	79
PGE Polska Grupa Energetyczna SA *	16,182	20
Polski Koncern Naftowy ORLEN SA	36,350	392
Tim SA/Siechnice	5,020	26
		517

Portugal — 0.3%
Jeronimo Martins SGPS SA	499,340	9,296
Navigator Co SA/The	59,154	201
Sonae SGPS SA	158,771	128
		9,625

Qatar — 0.0%
Mekdam Holding Group	22,573	46
Ooredoo QPSC	171,417	418
Qatar Electricity & Water Co QSC	19,105	92
		556

Saudi Arabia — 0.8%
Arab National Bank	12,123	99
Dar Al Arkan Real Estate Development Co *	1,507,436	6,351
Etihad Etisalat Co	284,481	2,681
Sahara International Petrochemical Co	46,809	512
Saudi Basic Industries Corp	490,830	11,486
Saudi Electricity Co	969,527	6,277
Saudi Investment Bank/The	196,996	889
Savola Group/The	55,341	414
		28,709

Singapore — 0.4%
DBS Group Holdings Ltd	469,900	10,881
First Resources Ltd	130,100	125
Golden Agri-Resources Ltd	3,452,400	634
Jardine Cycle & Carriage Ltd	19,000	445
Keppel Corp Ltd	52,700	254
Oversea-Chinese Banking Corp Ltd	41,300	339
Singapore Exchange Ltd	73,800	484
		13,162

South Africa — 0.1%
DataTec Ltd	100,188	245
Investec PLC	634,672	2,546

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Ninety One Ltd	18,651	$36
		2,827

South Korea — 1.4%
BNK Financial Group Inc	691,155	2,886
JLS Co Ltd	3,880	20
KT Corp ADR	17,478	213
LG Electronics Inc	361	20
POSCO Holdings Inc	49,351	7,199
Samsung Electronics Co Ltd	537,198	19,725
Shinhan Financial Group Co Ltd	353,824	8,219
SK Hynix Inc	137,292	7,853
		46,135

Spain — 2.9%
Acciona SA	1,790	314
Aena SME SA *	103,315	10,718
Amadeus IT Group SA, Cl A *	874,889	40,546
CaixaBank SA (A)	5,122,555	16,492
Corp ACCIONA Energias Renovables SA	89,604	3,343
Iberdrola SA	742,842	6,924
Industria de Diseno Textil SA	929,238	19,169
Laboratorios Farmaceuticos Rovi SA	11,284	485
Naturgy Energy Group SA	7,438	172
Telefonica SA *	197,081	651
		98,814

Sweden — 1.9%
Atlas Copco AB, Cl A	267,438	2,486
Betsson AB, Cl B	41,781	244
Bilia AB, Cl A	23,007	262
Bjorn Borg AB	5,112	11
Clas Ohlson AB, Cl B	10,229	61
Electrolux AB, Cl B (A)	174,478	1,813
Epiroc AB, Cl A	21,574	309
EQT AB	250,493	4,840
Essity AB, Cl B	582,231	11,503
Evolution AB	72,468	5,728
Fenix Outdoor International AG	374	27
H & M Hennes & Mauritz AB, Cl B (A)	644,610	5,960
International Petroleum Corp *	146,371	1,172
Investor AB, Cl B	17,794	260
Inwido AB	12,107	95
New Wave Group AB, Cl B	30,426	401
Nibe Industrier AB, Cl B	33,267	297
Nordea Bank Abp	83,080	711
Securitas AB, Cl B (A)	1,382,910	9,600
SkiStar AB	16,502	164
Swedbank AB, Cl A	722,623	9,485
Telefonaktiebolaget LM Ericsson, Cl B (A)	1,672,872	9,779
		65,208

Switzerland — 8.1%
ABB Ltd	76,791	1,988

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Alcon Inc	201,550	$11,736
Burckhardt Compression Holding AG	598	224
Cie Financiere Richemont SA, Cl A	28,800	2,725
Coca-Cola HBC AG	15,849	331
Comet Holding AG	2,258	326
Credit Suisse Group AG	1,004,802	3,985
dormakaba Holding AG	3,839	1,299
Geberit AG	4,905	2,108
Georg Fischer AG	1,517	72
Julius Baer Group Ltd	82,087	3,591
Kuehne + Nagel International AG	65,665	13,405
Lonza Group AG	20,983	10,242
Mobilezone Holding AG	16,721	251
Nestle SA	282,986	30,683
Novartis AG	379,587	29,010
Partners Group Holding AG	3,426	2,764
Roche Holding AG	306,799	100,122
Sika AG	24,376	4,912
Sonova Holding AG	17,398	3,838
Straumann Holding AG	30,978	2,840
Swatch Group AG/The	126,056	28,383
Swiss Life Holding AG	746	330
u-blox Holding AG	871	106
UBS Group AG	972,292	14,141
Zurich Insurance Group AG	17,308	6,917
		276,329

Taiwan — 0.7%
Asustek Computer Inc	163,000	1,195
Evergreen Marine Corp Taiwan Ltd	781,600	3,564
Global Mixed Mode Technology Inc	72,000	273
Hon Hai Precision Industry Co Ltd	6,231,000	19,952
Taiwan FU Hsing Industrial Co Ltd	21,000	27
		25,011

Thailand — 0.2%
Bangchak Corp PCL NVDR	210,500	164
Banpu PCL NVDR (A)	13,565,300	4,398
Esso Thailand PCL NVDR	2,110,300	714
Lanna Resources PCL NVDR	259,800	135
PTT Exploration & Production PCL NVDR	144,200	615
Sabina PCL NVDR	37,100	24
Star Petroleum Refining PCL NVDR	1,527,400	428
Thai Oil PCL NVDR	783,700	1,062
		7,540

United Arab Emirates — 0.0%
Emaar Properties PJSC	450,043	706

United Kingdom — 15.9%
4imprint Group PLC	103	4
Admiral Group PLC	26,083	554
AG Barr PLC	22,151	112
Anglo American PLC	597,549	17,938

SEI Institutional International Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Aon PLC, Cl A	25,606	$6,859
Aptiv PLC *	69,296	5,420
Ashtead Group PLC	149,174	6,698
AstraZeneca PLC	248,186	27,277
Atlassian Corp PLC, Cl A *	74,842	15,761
Aviva PLC	1,530,127	6,561
B&M European Value Retail SA	1,247,120	4,241
BAE Systems PLC	853,609	7,498
Balfour Beatty PLC	406,180	1,389
Barclays PLC	11,889,362	18,913
Berkeley Group Holdings PLC	54,492	1,990
BP PLC	1,438,179	6,871
British American Tobacco PLC	229,757	8,237
BT Group PLC, Cl A	254,447	342
Burberry Group PLC	23,586	471
Cairn Homes PLC	52,973	43
Centrica PLC	4,118,423	3,231
Chemring Group PLC	58,142	182
Clarkson PLC	734	21
Coca-Cola Europacific Partners PLC	58,868	2,509
Compass Group PLC	943,459	18,782
Computacenter PLC	62,379	1,340
Crest Nicholson Holdings plc	46,254	94
Croda International PLC	10,092	721
Devro PLC	11,083	21
Diageo PLC	520,143	21,890
FDM Group Holdings PLC	4,079	28
Ferguson PLC	125,026	12,966
Ferrexpo PLC	524,939	701
Firstgroup PLC	273,980	319
Frasers Group PLC *	75,852	568
Glencore PLC	2,689,862	14,132
Greggs PLC	85,192	1,609
GSK PLC	1,505,724	21,742
GSK PLC ADR	173,417	5,104
Gulf Keystone Petroleum Ltd	18,572	41
Haleon PLC *	952,192	2,968
Hays PLC	537,309	605
Howden Joinery Group PLC	271,166	1,515
HSBC Holdings PLC	2,535,154	13,124
IG Group Holdings PLC	322,479	2,732
Imperial Brands PLC	103,829	2,134
Inchcape PLC	217,715	1,648
Indivior PLC *	204,652	649
International Distributions Services PLC	97,790	199
Intertek Group PLC	217,960	8,941
Investec PLC	779,649	3,160
J Sainsbury PLC	7,358,763	14,248
Just Group PLC	553,597	344
London Stock Exchange Group PLC	76,631	6,470
M&G PLC	293,999	541
Man Group PLC/Jersey	834,115	2,065

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
MP Evans Group PLC	3,072	$28
National Grid PLC	30,116	310
NatWest Group PLC	4,961,495	12,355
Next PLC	6,252	332
Ninety One PLC	500,336	1,017
Numis Corp PLC	1,540	4
Pagegroup PLC	279,050	1,146
Pearson PLC	90,542	864
Playtech Plc *	7,860	38
Plus500 Ltd	130,443	2,386
Polar Capital Holdings PLC	163	1
Prudential PLC	2,279,693	22,308
QinetiQ Group PLC	90,352	330
Reckitt Benckiser Group PLC	393,616	26,083
RELX PLC	460,415	11,248
Rio Tinto PLC	254,215	13,751
Rolls-Royce Holdings PLC *	30,861,711	23,630
Sage Group PLC/The	205,619	1,584
Schroders PLC	40,970	176
Segro PLC ‡	173,823	1,450
Severn Trent PLC	19,268	504
Smith & Nephew PLC	1,555,030	17,945
Smurfit Kappa Group PLC	14,485	414
Speedy Hire PLC	272,398	112
Spirax-Sarco Engineering PLC	5,319	611
SSE PLC	45,906	775
Standard Chartered PLC	1,560,746	9,759
STERIS PLC	27,447	4,564
TechnipFMC PLC *	1,751,083	14,814
Telecom Plus PLC	4,583	88
Tesco PLC	5,816,237	13,346
Thungela Resources Ltd	3,967	74
Travis Perkins PLC	1,574,408	13,512
Unilever PLC	692,923	30,440
United Utilities Group PLC	18,986	187
Vodafone Group PLC	4,943,242	5,531
WH Smith PLC *	542,813	7,155
WPP PLC	77,164	637
		544,032

United States — 1.2%
EPAM Systems Inc *	16,886	6,116
Globant SA *	29,374	5,495
Lululemon Athletica Inc *	19,577	5,473
Mettler-Toledo International Inc *	3,260	3,534
QIAGEN NV *	189,037	7,804
ResMed Inc	28,151	6,145
Waste Connections Inc	28,557	3,859
ZIM Integrated Shipping Services Ltd	51,061	1,200
		39,626

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

International Equity Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Total Common Stock
(Cost $3,782,601) ($ Thousands)		$3,225,291

PREFERRED STOCK — 1.0%
Brazil — 0.4%
Itau Unibanco Holding ADR (C)	993,703	5,138
Petroleo Brasileiro SA (C)	1,334,900	7,394
		12,532

Germany — 0.6%
Bayerische Motoren Werke AG (C)	9,223	599
Sartorius AG (C)	16,650	5,757
Schaeffler AG, 3.600%	228,253	1,023
Volkswagen AG, 2.590%	111,173	13,579
		20,958

Total Preferred Stock
(Cost $39,512) ($ Thousands)		33,490

EXCHANGE TRADED FUND — 0.2%
United States — 0.2%
iShares Trust iShares ESG Aware MSCI EAFE ETF	103,730	5,822

Total Exchange Traded Fund
(Cost $6,713) ($ Thousands)		5,822

	Number of Rights
RIGHTS — 0.1%
Sweden — 0.1%
Securitas AB, Cl B, Expires 10/18/2022 *(A)	5,531,640	2,250
Total Rights
(Cost $3,716) ($ Thousands)		2,250

	Shares
AFFILIATED PARTNERSHIP — 3.3%
SEI Liquidity Fund, LP
2.930% **†(D)	113,798,625	113,836

Total Affiliated Partnership
(Cost $113,813) ($ Thousands)		113,836

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 2.0%
SEI Daily Income Trust, Government Fund, Cl F
2.600%**†	68,912,893	$68,913

Total Cash Equivalent
(Cost $68,913) ($ Thousands)		68,913

Total Investments in Securities — 101.1%
(Cost $4,015,268) ($ Thousands)		$3,449,602

SEI Institutional International Trust / Annual Report / September 30, 2022

A list of the open futures contracts held by the Fund at September 30, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Euro STOXX 50	863	Dec-2022	$30,569	$28,026	$(1,938)
FTSE 100 Index	220	Dec-2022	18,437	16,981	(1,026)
Hang Seng Index	20	Oct-2022	2,274	2,193	(81)
SPI 200 Index	87	Dec-2022	9,962	9,042	(557)
TOPIX Index	162	Dec-2022	21,178	20,549	(604)
			$82,420	$76,791	$(4,206)

Percentages are based on Net Assets of $3,412,855 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2022.
†	Investment in Affiliated Security (see Note 5).
‡	Real Estate Investment Trust.
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2022 (see Note 9).
(B)	Level 3 security in accordance with fair value hierarchy.
(C)	No interest rate available.
(D)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total market value of such securities as of September 30, 2022 was $113,836 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)		Total ($)
Common Stock	3,225,291	–	–	^	3,225,291
Preferred Stock	33,490	–	–		33,490
Exchange Traded Fund	5,822	–	–		5,822
Rights	2,250	–	–		2,250
Affiliated Partnership	–	113,836	–		113,836
Cash Equivalent	68,913	–	–		68,913
Total Investments in Securities	3,335,766	113,836	–		3,449,602

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(4,206)	–	–	(4,206)
Total Other Financial Instruments	(4,206)	–	–	(4,206)

^One security with a market value of $0.

(1) A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended September 30, 2022 ($ Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	Realized Loss	Change in Unrealized Appreciation	Value 9/30/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, LP	$161,647	$948,689	$(996,504)	$(6)	$10	$113,836	113,798,625	$1,219	$—
SEI Daily Income Trust, Government Fund, Cl F	48,039	316,037	(295,164)	1	—	68,913	68,912,893	373	—
Totals	$209,686	$1,264,726	$(1,291,668)	$(5)	$10	$182,749		$1,592	$—

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Emerging Market Equity Fund

†Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.5%
Austria — 0.1%
Erste Group Bank AG	83,077	$1,820

Brazil — 5.6%
Ambev SA	542,200	1,559
Ambev SA ADR	352,410	997
Arcos Dorados Holdings Inc, Cl A	275,303	2,007
Arezzo Industria e Comercio SA	129,300	2,361
Atacadao SA	372,200	1,327
B3 SA - Brasil Bolsa Balcao	1,766,747	4,295
Banco Bradesco SA ADR	1,092,036	4,019
Banco do Brasil SA	817,348	5,810
Banco Santander Brasil SA	788,600	4,429
BB Seguridade Participacoes SA	629,175	3,091
Centrais Eletricas Brasileiras SA	91,500	729
Cia Brasileira de Aluminio	234,974	500
Cia Energetica de Minas Gerais ADR	394,546	797
Cosan SA	1,936,200	6,211
CPFL Energia SA	616,295	3,847
CSN Mineracao SA	466,300	284
Gerdau SA ADR	195,560	884
Hapvida Participacoes e Investimentos S/A	1,006,107	1,414
Hypera SA	122,898	1,011
JBS SA	198,158	925
Klabin SA	607,850	2,043
MercadoLibre Inc *	2,798	2,316
MRV Engenharia e Participacoes SA	284,200	653
Multiplan Empreendimentos Imobiliarios SA	452,000	2,021
Pagseguro Digital Ltd, Cl A *	117,270	1,552
Petro Rio SA *	338,600	1,725
Petroleo Brasileiro SA ADR	316,911	3,911

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Rumo SA	127,400	$437
Sendas Distribuidora SA	1,468,600	4,765
SLC Agricola SA	92,806	742
TIM SA/Brazil	871,300	1,948
TIM SA/Brazil ADR	46,719	522
TOTVS SA	68,775	375
Vale SA ADR, Cl B	290,498	3,869
Vibra Energia SA	676,097	2,160
WEG SA	93,153	552
		76,088

Canada — 0.5%
First Quantum Minerals Ltd	145,230	2,478
Ivanhoe Mines Ltd, Cl A *	196,226	1,270
Parex Resources Inc	163,882	2,406
		6,154

Chile — 0.7%
Banco de Chile	6,309,255	561
Banco Santander Chile ADR	31,166	437
Cencosud SA	434,194	555
Empresas CMPC SA	767,067	1,180
Enel Chile SA	30,162,900	881
Sociedad Quimica y Minera de Chile SA ADR	62,814	5,700
		9,314

China — 18.9%
37 Interactive Entertainment Network Technology Group Co Ltd, Cl A	822,400	2,013
Agricultural Bank of China Ltd, Cl H	11,503,000	3,443
Alibaba Group Holding Ltd *	3,340,252	33,332
Alibaba Group Holding Ltd ADR *	7,473	598
Aluminum Corp of China Ltd, Cl A	551,082	319
Aluminum Corp of China Ltd, Cl H	946,000	306
Anhui Conch Cement Co Ltd, Cl H	768,389	2,429
ANTA Sports Products Ltd	55,000	577
Autohome Inc ADR	104,517	3,006
Baidu Inc ADR *	31,660	3,720
Bank of Chengdu Co Ltd, Cl A	316,700	729
Bank of China Ltd, Cl H	17,606,923	5,750
Bank of Communications Co Ltd, Cl H	4,675,707	2,465
Bank of Jiangsu Co Ltd, Cl A	734,392	768
Bank of Nanjing Co Ltd, Cl A	602,834	893
BeiGene Ltd ADR *	2,680	361
Bosideng International Holdings Ltd	5,150,317	2,540
BYD Co Ltd, Cl H	60,645	1,494
China CITIC Bank Corp Ltd, Cl H	2,597,449	1,031
China Construction Bank Corp, Cl H	15,295,721	8,828
China Jushi Co Ltd, Cl A	357,977	663
China Lesso Group Holdings Ltd	1,844,000	1,707
China Longyuan Power Group Corp Ltd, Cl H	220,336	275
China Merchants Bank Co Ltd, Cl H	403,878	1,869
China National Building Material Co Ltd, Cl H	866,263	660

SEI Institutional International Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
China Pacific Insurance Group Co Ltd, Cl H	165,337	$304
China Petroleum & Chemical Corp, Cl H	8,984,000	3,836
China Shenhua Energy Co Ltd, Cl H	439,014	1,306
China Tourism Group Duty Free Corp Ltd, Cl A	82,400	2,276
China Yangtze Power Co Ltd, Cl A	253,476	811
Contemporary Amperex Technology Co Ltd, Cl A	8,084	455
Daqin Railway Co Ltd, Cl A	12,400	12
Daqo New Energy Corp ADR *	13,276	705
Dongfeng Motor Group Co Ltd, Cl H	3,584,000	1,916
ENN Energy Holdings Ltd	124,483	1,660
Full Truck Alliance Co Ltd ADR *	77,019	505
G-bits Network Technology Xiamen Co Ltd, Cl A	56,883	1,984
GigaDevice Semiconductor Inc, Cl A	145,632	1,910
Great Wall Motor Co Ltd, Cl H	884,000	1,008
Greentown China Holdings Ltd	403,687	758
Haier Smart Home Co Ltd, Cl A	986,261	3,426
Haier Smart Home Co Ltd, Cl H	1,993,200	6,065
Heilongjiang Agriculture Co Ltd, Cl A	334,924	626
Henan Shenhuo Coal & Power Co Ltd, Cl A	247,141	584
Hengli Petrochemical Co Ltd, Cl A	788,600	1,871
Huaibei Mining Holdings Co Ltd, Cl A	251,050	594
Huayu Automotive Systems Co Ltd, Cl A	206,779	479
Industrial & Commercial Bank of China Ltd, Cl H	18,235,140	8,554
JD.com Inc ADR	74,102	3,727
Jiangsu Changshu Rural Commercial Bank Co Ltd, Cl A	2,318,292	2,595
KE Holdings Inc ADR *	37,829	663
Kingsoft Corp Ltd	373,200	987
Kweichow Moutai Co Ltd, Cl A	18,800	4,948
Li Auto Inc ADR *	69,443	1,598
Longfor Group Holdings Ltd	679,358	1,947
LONGi Green Energy Technology Co Ltd, Cl A	64,696	434
Lufax Holding Ltd ADR	792,159	2,012
Luxi Chemical Group Co Ltd, Cl A	227,016	413
Luxshare Precision Industry Co Ltd, Cl A	356,277	1,470
Montage Technology Co Ltd, Cl A	196,530	1,442
NARI Technology Co Ltd, Cl A	605,780	2,112
NetEase Inc ADR	15,261	1,154
Ningbo Tuopu Group Co Ltd, Cl A	122,500	1,267
NIO Inc ADR *	76,080	1,200
PetroChina Co Ltd, Cl H	2,970,473	1,214
PICC Property & Casualty Co Ltd, Cl H	7,600,160	7,859
Pinduoduo Inc ADR *	75,745	4,740
Ping An Insurance Group Co of China Ltd, Cl A	742,800	4,337
Ping An Insurance Group Co of China Ltd, Cl H	2,182,083	10,885
Poly Developments and Holdings Group Co Ltd, Cl A	380,480	964

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Shaanxi Coal Industry Co Ltd, Cl A	234,856	$753
Shanghai International Port Group Co Ltd, Cl A	679,157	531
Shenzhen Salubris Pharmaceuticals Co Ltd, Cl A	56,000	192
Shenzhen Topband Co Ltd, Cl A	1,352,500	1,961
Sichuan Kelun Pharmaceutical Co Ltd, Cl A	986,998	3,064
Sinotrans Ltd, Cl A	943,347	470
Sinotrans Ltd, Cl H	330,658	83
TAL Education Group ADR *	55,136	272
Tencent Holdings Ltd	890,940	30,092
Tencent Music Entertainment Group ADR *	181,048	735
Tongling Nonferrous Metals Group Co Ltd, Cl A	1,126,600	413
Trip.com Group Ltd ADR *	121,398	3,315
Tsingtao Brewery Co Ltd, Cl A	57,343	855
Tsingtao Brewery Co Ltd, Cl H	287,000	2,706
Uni-President China Holdings Ltd	633,172	531
Vipshop Holdings Ltd ADR *	629,052	5,290
Weichai Power Co Ltd, Cl A	469,273	635
Weichai Power Co Ltd, Cl H	3,063,000	2,902
Wingtech Technology Co Ltd, Cl A	278,100	1,856
Xianhe Co Ltd, Cl A	623,079	2,013
Xtep International Holdings Ltd (A)	1,090,500	1,148
Yantai Jereh Oilfield Services Group Co Ltd, Cl A	218,997	1,007
Yifeng Pharmacy Chain Co Ltd, Cl A	420,300	2,938
Yintai Gold Co Ltd, Cl A	377,140	686
Yum China Holdings Inc	23,861	1,129
Zhejiang Expressway Co Ltd, Cl H (A)	2,102,000	1,428
Zhejiang HangKe Technology Inc Co, Cl A	223,932	1,571
Zhejiang Juhua Co Ltd, Cl A	643,706	1,256
Zhejiang Semir Garment Co Ltd, Cl A	465,246	313
Zhejiang Supor Co Ltd, Cl A	106,600	692
Zhongsheng Group Holdings Ltd (A)	524,500	2,080
Zhuzhou CRRC Times Electric Co Ltd, Cl H	103,400	433
ZTE Corp, Cl H	276,780	494
ZTO Express Cayman Inc ADR	37,519	902
		254,135

Colombia — 0.0%
Bancolombia SA ADR, Cl R	21,248	518

Greece — 0.6%
Alpha Services and Holdings SA *	3,882,104	3,046
Eurobank Ergasias Services and Holdings SA *	3,494,853	2,916
Hellenic Telecommunications Organization SA	32,029	465
National Bank of Greece SA *	198,615	585
OPAP SA	46,492	557
		7,569

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Emerging Market Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hong Kong — 9.5%
3SBio Inc	940,500	$666
A-Living Smart City Services Co Ltd, Cl H (A)	116,500	92
Baidu Inc, Cl A *	69,850	1,028
BeiGene Ltd *	76,600	790
Beijing Enterprises Holdings Ltd	273,673	767
Budweiser Brewing Co APAC Ltd	1,176,100	3,063
Chaoda Modern Agriculture Holdings Ltd *	2,056,181	9
China Everbright Bank Co Ltd, Cl H	4,381,900	1,203
China Feihe Ltd	2,983,000	2,083
China High Precision Automation Group Ltd *(B)	1,385,624	–
China Hongqiao Group Ltd	615,521	504
China International Capital Corp Ltd, Cl H	2,412,800	3,480
China Medical System Holdings Ltd	2,794,000	3,328
China Meidong Auto Holdings Ltd	1,476,000	2,336
China Mengniu Dairy Co Ltd	740,000	2,925
China Merchants Port Holdings Co Ltd	1,352,000	1,698
China Overseas Land & Investment Ltd	636,500	1,656
China Resources Beer Holdings Co Ltd	90,000	624
China Resources Land Ltd	4,120,613	16,139
China Resources Pharmaceutical Group Ltd	689,572	471
China Resources Power Holdings Co Ltd	126,000	195
China Tower Corp Ltd, Cl H	6,790,000	725
Chinasoft International Ltd	482,601	295
CITIC Ltd	846,000	797
Country Garden Services Holdings Co Ltd	349,000	510
CSPC Pharmaceutical Group Ltd	508,000	504
Galaxy Entertainment Group Ltd	703,000	4,132
Geely Automobile Holdings Ltd	2,513,221	3,439
Guangzhou Automobile Group Co Ltd, Cl H	4,636,000	3,294
Haidilao International Holding Ltd	459,000	890
Hong Kong Exchanges & Clearing Ltd	59,000	2,017
JD Health International Inc *	61,450	350
JD.com Inc, Cl A	422,369	10,655
Jiumaojiu International Holdings Ltd (A)	1,116,000	1,815
JS Global Lifestyle Co Ltd	292,582	282
Kingboard Holdings Ltd	180,454	508
Kuaishou Technology, Cl B *	237,700	1,525
Kunlun Energy Co Ltd	8,732,000	6,284
Lenovo Group Ltd	3,839,214	2,655
Li Auto Inc, Cl A *	64,200	739
Li Ning Co Ltd	350,339	2,658
LK Technology Holdings Ltd	840,000	949
Meituan, Cl B *	578,741	12,163
NetEase Inc	370,030	5,583
Nongfu Spring Co Ltd, Cl H (A)	95,200	551
People's Insurance Co Group of China Ltd/The, Cl H	2,346,934	680
Shandong Weigao Group Medical Polymer Co Ltd, Cl H	2,009,722	2,692
Shenzhen International Holdings Ltd	17,532	13

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sunny Optical Technology Group Co Ltd	89,400	$850
Tianqi Lithium Corp, Cl H *	28,400	248
Topsports International Holdings Ltd	830,484	580
Vinda International Holdings Ltd (A)	471,000	1,107
WH Group Ltd	1,452,696	914
Wuxi Biologics Cayman Inc *	199,686	1,189
Xiaomi Corp, Cl B *(A)	390,558	442
Xinyi Solar Holdings Ltd	4,028,458	4,230
Yadea Group Holdings Ltd	3,860,000	6,169
Yuexiu Property Co Ltd	662,165	798
Zoomlion Heavy Industry Science and Technology Co Ltd	5,237,100	1,812
		128,101

Hungary — 0.9%
MOL Hungarian Oil & Gas PLC	624,225	3,465
OTP Bank Nyrt	182,918	3,336
Richter Gedeon Nyrt	282,616	4,838
		11,639

India — 13.8%
Aditya Birla Fashion and Retail Ltd *	158,404	674
Ambuja Cements Ltd	150,526	949
Apollo Hospitals Enterprise Ltd	59,979	3,209
Apollo Tyres Ltd	381,442	1,297
Aptus Value Housing Finance India Ltd *	642,385	2,417
Ashok Leyland Ltd	1,215,769	2,264
Asian Paints Ltd	10,784	441
Avenue Supermarts Ltd *	6,658	356
Axis Bank Ltd	163,639	1,463
Bajaj Finance Ltd	9,425	842
Bharat Electronics Ltd	2,276,356	2,807
Bharti Airtel Ltd	334,555	3,274
Campus Activewear Ltd *	215,693	1,504
Cartrade Tech Ltd *	88,701	664
Cholamandalam Investment and Finance Co Ltd	59,027	527
Cipla Ltd/India	53,836	734
Coal India Ltd	467,067	1,210
Container Corp Of India Ltd	255,532	2,222
Coromandel International Ltd	80,990	986
DLF Ltd	179,081	778
Eicher Motors Ltd	15,438	692
EPL Ltd	798,497	1,720
GAIL India Ltd	2,029,069	2,156
GMM Pfaudler Ltd	72,474	1,708
Grasim Industries Ltd	53,990	1,105
Havells India Ltd	39,221	647
HCL Technologies Ltd	624,400	7,091
HDFC Bank Ltd	360,118	6,239
Hero MotoCorp Ltd	102,077	3,177
Hindalco Industries Ltd	67,089	318
Hindustan Aeronautics Ltd	24,380	697

SEI Institutional International Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hindustan Petroleum Corp Ltd	216,896	$573
Hindustan Unilever Ltd	46,792	1,543
Housing Development Finance Corp Ltd	380,278	10,610
ICICI Bank Ltd	1,270,196	13,336
ICICI Bank Ltd ADR	566,062	11,870
Indian Hotels Co Ltd, Cl A	116,373	471
Indraprastha Gas Ltd	187,494	912
Indus Towers Ltd	291,899	705
IndusInd Bank Ltd	257,073	3,715
Infosys Ltd	255,349	4,377
Infosys Ltd ADR	421,732	7,157
InterGlobe Aviation Ltd *	38,189	866
IRB Infrastructure Developers Ltd	700,624	1,785
ITC Ltd	358,500	1,457
JB Chemicals & Pharmaceuticals Ltd	74,971	1,763
Jindal Steel & Power Ltd	119,331	622
Kotak Mahindra Bank Ltd	46,384	1,029
KPIT Technologies Ltd	78,439	629
Larsen & Toubro Ltd	38,474	869
LIC Housing Finance Ltd	112,251	567
Mahindra & Mahindra Financial Services Ltd	254,463	574
Mahindra & Mahindra Ltd	106,330	1,645
Marico Ltd	108,872	717
Maruti Suzuki India Ltd	39,421	4,255
Mindtree Ltd	39,884	1,528
Motherson Sumi Wiring India Ltd	695,554	740
NHPC Ltd	1,166,116	509
NTPC Ltd	693,086	1,354
Oil & Natural Gas Corp Ltd	3,023,437	4,683
Petronet LNG Ltd	1,060,898	2,594
Power Finance Corp Ltd	369,119	472
Power Grid Corp of India Ltd	1,663,485	4,319
PVR Ltd *	94,448	2,061
Rainbow Children's Medicare Ltd	168,457	1,298
Redington Ltd	369,124	626
Reliance Industries Ltd	510,711	14,822
SBI Life Insurance Co Ltd	46,571	712
SRF Ltd	15,417	471
State Bank of India	1,006,911	6,521
Sun Pharmaceutical Industries Ltd	149,542	1,737
Tata Consultancy Services Ltd	104,133	3,816
Tata Elxsi Ltd	3,240	337
Tata Steel Ltd	397,329	480
Titan Co Ltd	12,065	384
Torrent Pharmaceuticals Ltd	110,436	2,106
Torrent Power Ltd	300,924	1,792
United Breweries Ltd	78,906	1,651
UPL Ltd	468,674	3,845
Vedanta Ltd	156,931	515
WNS Holdings Ltd ADR *	8,585	703
		186,291

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Indonesia — 2.6%
Adaro Energy Indonesia Tbk PT	2,156,400	$556
Aneka Tambang Tbk	20,176,400	2,557
Astra International Tbk PT	8,596,100	3,720
Bank Central Asia Tbk PT	5,900,140	3,294
Bank Mandiri Persero Tbk PT	2,841,931	1,745
Bank Negara Indonesia Persero Tbk PT	6,253,482	3,658
Bank Rakyat Indonesia Persero Tbk PT	42,756,222	12,513
Indofood Sukses Makmur Tbk PT	191,585	76
Kalbe Farma Tbk PT	7,012,620	841
Merdeka Copper Gold Tbk PT *	5,964,877	1,535
Telkom Indonesia Persero Tbk PT	13,765,880	4,012
United Tractors Tbk PT	382,000	820
		35,327

Kuwait — 0.1%
Agility Public Warehousing Co KSC	220,007	474
National Bank of Kuwait SAKP	331,157	1,043
		1,517

Malaysia — 0.5%
AMMB Holdings Bhd	945,189	791
CIMB Group Holdings Bhd	1,769,688	1,951
Hong Leong Bank Bhd	114,935	507
Kuala Lumpur Kepong Bhd	194,000	864
Petronas Chemicals Group Bhd	550,833	991
Public Bank Bhd	837,812	763
Sime Darby Bhd	525,803	242
Sime Darby Plantation Bhd	595,000	523
		6,632

Mexico — 2.0%
Alfa SAB de CV, Cl A	804,516	512
America Movil SAB de CV ADR, Cl L	59,924	987
Arca Continental SAB de CV	125,484	905
Cemex SAB de CV ADR *	167,985	576
Fomento Economico Mexicano SAB de CV	108,000	678
Fomento Economico Mexicano SAB de CV ADR	10,702	672
Gruma SAB de CV, Cl B	61,850	590
Grupo Aeroportuario del Sureste SAB de CV, Cl B	68,830	1,356
Grupo Financiero Banorte SAB de CV, Cl O	1,967,341	12,623
Grupo Mexico SAB de CV, Ser B	652,253	2,206
Orbia Advance Corp SAB de CV	221,600	374
Sitios Latinoamerica SAB de CV *	59,924	27
Wal-Mart de Mexico SAB de CV	1,464,178	5,150
		26,656

Peru — 0.2%
Credicorp Ltd	20,559	2,525

Philippines — 0.2%
Ayala Land Inc	169,200	66
BDO Unibank Inc	1,166,749	2,211

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Emerging Market Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
International Container Terminal Services Inc	111,915	$298
Monde Nissin Corp	907,500	188
		2,763

Poland — 0.5%
Dino Polska SA *	54,335	3,303
KGHM Polska Miedz SA	128,899	2,259
LPP SA	310	486
		6,048

Portugal — 0.1%
Jeronimo Martins SGPS SA	104,913	1,953

Qatar — 0.5%
Commercial Bank PSQC/The	454,211	874
Industries Qatar QSC	167,999	776
Ooredoo QPSC	148,479	362
Qatar Islamic Bank SAQ	178,179	1,203
Qatar National Bank QPSC	633,960	3,450
		6,665

Russia — 0.0%
Alrosa PJSC	605,728	–
Gazprom PJSC	279,264	–
Gazprom PJSC ADR *	35,029	–
LUKOIL PJSC	109,206	–
Magnit PJSC GDR *	83,607	–
Mobile TeleSystems PJSC	1,398,028	–
Rosneft Oil Co PJSC	230,389	–
Sberbank of Russia PJSC	417,388	–
Sberbank of Russia PJSC ADR *	58,444	–
Surgutneftegas PJSC ADR *(A)	501,658	–
		–

		–
Saudi Arabia — 2.6%
ACWA Power Co	5,420	241
Al Rajhi Bank *	131,108	2,807
Alinma Bank	55,667	533
Bank Al-Jazira	82,404	490
Banque Saudi Fransi	33,466	370
Bupa Arabia for Cooperative Insurance Co	11,972	533
Etihad Etisalat Co	75,060	707
Jarir Marketing Co	29,467	1,302
Rabigh Refining & Petrochemical Co *	130,617	477
Riyad Bank	130,498	1,096
SABIC Agri-Nutrients Co	61,346	2,548
Sahara International Petrochemical Co	76,852	840
Saudi Arabian Mining Co *	4,794	88
Saudi Arabian Oil Co	705,956	6,721
Saudi Basic Industries Corp	37,615	880
Saudi Electricity Co	125,866	815
Saudi National Bank/The	706,205	11,783
Saudi Tadawul Group Holding Co	35,757	1,901

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Saudi Telecom Co	139,405	$1,451
		35,583

Singapore — 0.1%
Yangzijiang Shipbuilding Holdings Ltd	2,313,283	1,653

South Africa — 3.6%
Absa Group Ltd	375,452	3,673
African Rainbow Minerals Ltd (A)	28,717	391
Bid Corp Ltd	182,750	2,835
Bidvest Group Ltd/The	220,925	2,410
Cie Financiere Richemont SA	81,459	772
Clicks Group Ltd	21,281	338
Exxaro Resources Ltd	21,261	238
FirstRand Ltd	532,357	1,790
Foschini Group Ltd/The	76,421	500
Gold Fields Ltd	162,443	1,319
Gold Fields Ltd ADR (A)	358,698	2,902
Growthpoint Properties Ltd ‡	1,101,417	722
Impala Platinum Holdings Ltd	93,652	877
Kumba Iron Ore Ltd	34,356	734
Mr Price Group Ltd	181,862	1,745
MTN Group Ltd	175,784	1,168
Naspers Ltd, Cl N	112,160	14,009
Nedbank Group Ltd	323,166	3,581
Old Mutual Ltd	753,547	408
Sanlam Ltd	184,065	524
Sasol Ltd	72,432	1,141
Shoprite Holdings Ltd	174,406	2,097
Sibanye Stillwater Ltd	1,003,795	2,321
Vodacom Group Ltd	276,353	1,870
Woolworths Holdings Ltd/South Africa	201,764	683
		49,048

South Korea — 11.9%
BGF retail Co Ltd	28,787	3,312
BH Co Ltd	70,194	1,245
Celltrion Inc	5,476	665
Cheil Worldwide Inc	46,949	740
CJ CheilJedang Corp	24,771	7,067
Coway Co Ltd	74,885	2,800
DB HiTek Co Ltd (A)	14,187	364
DB Insurance Co Ltd	18,338	703
Doosan Bobcat Inc	14,351	282
Doosan Fuel Cell Co Ltd *	15,369	303
GS Engineering & Construction Corp	18,926	295
GS Holdings Corp	26,549	769
Hana Financial Group Inc	507,822	12,470
Hankook Tire & Technology Co Ltd	80,996	1,977
Hanmi Pharm Co Ltd	2,232	354
Hanwha Solutions Corp	47,768	1,556
HYBE Co Ltd *	1,102	102
Hyundai Engineering & Construction Co Ltd	21,538	559
Hyundai Glovis Co Ltd	4,512	508

SEI Institutional International Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hyundai Marine & Fire Insurance Co Ltd	108,789	$2,215
Hyundai Mipo Dockyard Co Ltd	22,418	1,596
Hyundai Mobis Co Ltd	5,118	676
Hyundai Motor Co	12,741	1,555
Hyundai Steel Co	25,123	488
Industrial Bank of Korea	48,589	321
Kakao Corp	43,873	1,726
Kia Corp	191,039	9,508
Korea Aerospace Industries Ltd	18,249	615
KT&G Corp	9,307	562
Kumho Petrochemical Co Ltd	13,404	1,073
L&F Co Ltd (A)	3,579	435
LG Chem Ltd	26,771	9,885
LG Corp	14,002	718
LG Electronics Inc	73,518	3,989
LG Innotek Co Ltd	3,152	594
LG Uplus Corp	428,143	3,202
Lotte Shopping Co Ltd	5,792	347
NAVER Corp	4,317	575
NCSoft Corp	7,415	1,774
NICE Information Service Co Ltd	12,867	120
Orion Corp/Republic of Korea (A)	66,678	4,769
POSCO Holdings Inc	2,079	303
Samsung Biologics Co Ltd *	1,691	947
Samsung C&T Corp	4,771	342
Samsung Electronics Co Ltd	1,322,233	48,551
Samsung SDI Co Ltd	9,875	3,714
Samsung SDS Co Ltd	7,655	610
Shinhan Financial Group Co Ltd	24,820	576
Shinsegae Inc	4,336	693
SK Chemicals Co Ltd	16,744	1,054
SK Hynix Inc	251,409	14,381
SK Square Co Ltd *	28,378	708
SK Telecom Co Ltd	64,433	2,275
SL Corp	27,217	608
Soulbrain Co Ltd	10,146	1,247
Woori Financial Group Inc	67,361	500
Youngone Corp	21,121	652
		159,975

Taiwan — 12.9%
Accton Technology Corp	176,200	1,503
Alchip Technologies Ltd	56,000	1,513
ASE Technology Holding Co Ltd	378,000	940
ASPEED Technology Inc	8,189	451
AUO Corp	2,127,000	973
Bizlink Holding Inc	207,000	1,818
Catcher Technology Co Ltd	171,000	926
Chailease Holding Co Ltd	343,780	1,964
Chroma ATE Inc	293,000	1,648
Chunghwa Telecom Co Ltd	1,043,525	3,735
CTBC Financial Holding Co Ltd	14,202,817	8,836
Delta Electronics Inc	703,000	5,584

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
E Ink Holdings Inc	233,000	$1,538
Evergreen Marine Corp Taiwan Ltd	219,600	1,001
Far Eastern New Century	511,000	519
Feng TAY Enterprise Co Ltd	88,000	435
First Financial Holding Co Ltd	587,000	479
Formosa Chemicals & Fibre Corp	70,000	152
Formosa Plastics Corp	194,501	529
Fubon Financial Holding Co Ltd	2,354,857	3,683
Globalwafers Co Ltd	44,000	502
Hiwin Technologies Corp	318,119	1,762
Hon Hai Precision Industry Co Ltd	1,170,149	3,747
Keystone Microtech Corp	158,000	892
Largan Precision Co Ltd	16,000	839
Lite-On Technology Corp	437,662	878
Lotus Pharmaceutical Co Ltd *	316,000	1,612
Macronix International Co Ltd	3,998,000	3,898
MediaTek Inc	109,871	1,896
Micro-Star International Co Ltd	1,326,000	4,464
momo.com Inc	161,600	2,697
Nan Ya Plastics Corp	265,209	557
Nien Made Enterprise Co Ltd	164,000	1,295
Pegatron Corp	280,673	515
Pou Chen Corp	711,000	636
President Chain Store Corp	100,000	887
Radiant Opto-Electronics Corp	235,000	742
Realtek Semiconductor Corp	30,000	253
RichWave Technology Corp	165,400	504
Shanghai Commercial & Savings Bank Ltd/The *	219,133	338
Silergy Corp	70,160	915
SinoPac Financial Holdings Co Ltd	2,127,466	1,154
Taiwan Semiconductor Manufacturing Co Ltd	5,578,278	73,942
Taiwan Semiconductor Manufacturing Co Ltd ADR	115,416	7,913
Tong Hsing Electronic Industries Ltd *	389,313	2,024
Unimicron Technology Corp	553,000	2,024
Uni-President Enterprises Corp	3,170,000	6,704
United Microelectronics Corp	3,618,484	4,049
Winbond Electronics Corp	667,000	412
Wiwynn Corp *	195,000	4,928
Yageo Corp	141,000	1,190
Yuanta Financial Holding Co Ltd	1,669,800	1,024
Zhen Ding Technology Holding Ltd	227,000	753
		174,173

Thailand — 2.7%
Bangkok Dusit Medical Services PCL NVDR	1,637,595	1,277
Bumrungrad Hospital PCL NVDR	136,600	819
Central Pattana PCL	1,458,300	2,508
Charoen Pokphand Foods PCL NVDR	720,557	477
Chularat Hospital PCL NVDR (A)	6,866,368	669
Home Product Center PCL	12,120,854	4,316

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Emerging Market Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Indorama Ventures PCL NVDR	653,901	$671
Kasikornbank PCL	510,100	1,938
Kasikornbank PCL NVDR	1,569,300	5,963
Kiatnakin Phatra Bank PCL NVDR	393,454	714
Krung Thai Bank PCL NVDR	1,827,100	806
Land & Houses PCL NVDR	3,584,500	842
PTT Exploration & Production PCL	913,600	3,896
PTT Exploration & Production PCL NVDR	196,917	840
PTT PCL NVDR	7,949,000	7,148
Supalai PCL NVDR	660,915	331
Thai Oil PCL NVDR	532,800	722
Thai Union Group PCL, Cl F	3,493,400	1,728
Thanachart Capital PCL NVDR	637,047	652
		36,317

Turkey — 0.7%
Akbank TAS	1,376,647	835
BIM Birlesik Magazalar AS	543,797	3,379
Ford Otomotiv Sanayi AS	30,650	539
Haci Omer Sabanci Holding AS	629,042	870
KOC Holding AS	285,943	694
Tofas Turk Otomobil Fabrikasi AS	131,019	645
Turk Hava Yollari AO *	272,523	1,032
Turkiye Petrol Rafinerileri AS *	46,858	728
		8,722

United Arab Emirates — 1.7%
Abu Dhabi Islamic Bank PJSC	356,641	878
Aldar Properties PJSC	1,032,539	1,179
Borouge PLC	3,523,456	2,724
Dubai Islamic Bank PJSC	2,244,802	3,642
Emaar Properties PJSC	5,593,438	8,777
Emirates NBD Bank PJSC	500,858	1,751
Emirates Telecommunications Group Co PJSC	81,939	521
Fertiglobe plc	2,017,460	3,135
First Abu Dhabi Bank PJSC	120,927	586
		23,193

United Kingdom — 0.6%
Anglo American PLC	161,950	4,873
Endeavour Mining PLC	27,585	500
Network International Holdings PLC *	602,217	2,037
Tullow Oil PLC *	791,504	372
		7,782

United States — 0.0%
Kosmos Energy Ltd *	72,600	375

Vietnam — 0.4%
Hoa Phat Group JSC	538,217	474
Vincom Retail JSC *	655,545	765
Vinhomes JSC	2,176,000	4,602
		5,841

Description	Shares		Market Value ($ Thousands)
COMMON STOCK (continued)
Total Common Stock
(Cost $1,370,306) ($ Thousands)			$1,274,377

PREFERRED STOCK — 2.1%
Brazil — 1.1%
Banco Bradesco SA (C)		324,797	1,191
Centrais Eletricas Brasileiras SA (C)		71,557	597
Cia Energetica de Minas Gerais (C)		1,158,340	2,311
Itau Unibanco Holding SA, 4.160%		387,711	2,007
Petroleo Brasileiro SA ADR, Cl A (C)		656,230	7,271
Petroleo Brasileiro SA (C)		396,935	2,199
			15,576

Chile — 0.1%
Sociedad Quimica y Minera de Chile SA, Cl B (C)		9,393	883

South Korea — 0.9%
Hyundai Motor Co (C)		58,398	3,405
LG Chem Ltd (C)		11,840	2,062
LG Electronics *(C)		29,217	748
Samsung Electronics Co Ltd (C)		164,339	5,338
			11,553

Total Preferred Stock
(Cost $34,310) ($ Thousands)			28,012

	Face Amount (Thousands)
DEBENTURE BOND — 0.0%
Brazil — 0.0%
Vale SA, Ser 1997
0.000% (D)(E)	BRL	8	1

Total Debenture Bond
(Cost $—) ($ Thousands)			1

	Shares
AFFILIATED PARTNERSHIP — 0.6%
SEI Liquidity Fund, LP
2.930% **†(F)		8,461,652	8,462

Total Affiliated Partnership
(Cost $8,462) ($ Thousands)			8,462

SEI Institutional International Trust / Annual Report / September 30, 2022

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 1.5%
SEI Daily Income Trust, Government Fund, Cl F
2.600%**†	19,914,053	$19,914

Total Cash Equivalent
(Cost $19,914) ($ Thousands)		19,914

Total Investments in Securities — 98.7%
(Cost $1,432,992) ($ Thousands)		$1,330,766

A list of the open futures contracts held by the Fund at September 30, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation (Thousands)
Long Contracts
MSCI Emerging Markets	468	Dec-2022	$22,545	$20,393	$(2,152)

Percentages are based on Net Assets of $1,348,379 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2022.
†	Investment in Affiliated Security (see Note 5).
‡	Real Estate Investment Trust.
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2022 (see Note 9).
(B)	Level 3 security in accordance with fair value hierarchy.
(C)	No interest rate available.
(D)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(E)	Perpetual security with no stated maturity date.
(F)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total market value of such securities as of September 30, 2022 was $8,462 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)		Total ($)
Common Stock	1,274,377	–	–	^	1,274,377
Preferred Stock	28,012	–	–		28,012
Debenture Bond	–	1	–		1
Affiliated Partnership	–	8,462	–		8,462
Cash Equivalent	19,914	–	–		19,914
Total Investments in Securities	1,322,303	8,463	–		1,330,766

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(2,152)	–	–	(2,152)
Total Other Financial Instruments	(2,152)	–	–	(2,152)

^One security with market value of $0.

(1) A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level

3 investments at the end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Emerging Market Equity Fund (Concluded)

The following is a summary of the transactions with affiliates for the year ended September 30, 2022 ($ Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Depreciation	Value 9/30/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, LP	$17,858	$223,201	$(232,590)	$(4)	$(3)	$8,462	8,461,652	$208	$—
SEI Daily Income Trust, Government Fund, Cl F	60,832	200,148	(241,066)	—	—	19,914	19,914,053	124	—
Totals	$78,690	$423,349	$(473,656)	$(4)	$(3)	$28,376		$332	$—

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

International Fixed Income Fund

†Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS — 91.7%
Australia — 2.5%
Australia & New Zealand Banking Group MTN
5.000%, 08/16/2023	AUD	750	$485
Australia Government Bond
4.750%, 04/21/2027		1,070	719
4.500%, 04/21/2033		801	541
3.750%, 04/21/2037		393	244
3.250%, 04/21/2025		843	538
3.000%, 03/21/2047		1,699	903
2.750%, 11/21/2027		3,982	2,447
2.750%, 05/21/2041		1,042	550
2.500%, 05/21/2030		1,492	875
2.250%, 05/21/2028		33	20
1.750%, 06/21/2051		427	167
1.000%, 12/21/2030		1,059	544
0.500%, 09/21/2026		2,364	1,344
Commonwealth Bank of Australia
0.125%, 10/15/2029	EUR	270	213
Commonwealth Bank of Australia MTN
0.375%, 04/11/2024		455	430
Glencore Capital Finance DAC MTN
0.750%, 03/01/2029		450	330
Glencore Finance Europe MTN
1.500%, 10/15/2026		120	105
National Australia Bank
5.000%, 03/11/2024	AUD	750	486
National Australia Bank MTN
2.250%, 06/06/2025	EUR	206	198
Westpac Banking MTN
1.250%, 01/14/2033		310	248

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Westpac Banking Corp MTN
0.500%, 05/17/2024	EUR	505	$477
			11,864

Austria — 1.0%
JAB Holdings BV
1.000%, 12/20/2027		400	325
Republic of Austria Government Bond (A)
4.150%, 03/15/2037		561	624
2.400%, 05/23/2034		110	102
2.100%, 09/20/2117		50	37
1.850%, 05/23/2049		545	432
0.850%, 06/30/2120		87	36
0.750%, 10/20/2026		1,197	1,104
0.023%, 02/20/2031		730	570
0.000%, 04/20/2025 (B)		647	602
Republic of Austria Government Bond, Ser 97-6
6.250%, 07/15/2027		789	908
			4,740

Belgium — 1.0%
Ageas
1.875%, 11/24/2051 (C)		200	139
Kingdom of Belgium Government Bond
4.250%, 03/28/2041 (A)		470	525
3.750%, 06/22/2045		419	450
3.000%, 06/22/2034 (A)		580	573
1.700%, 06/22/2050 (A)		250	182
1.600%, 06/22/2047 (A)		351	257
1.400%, 06/22/2053 (A)		315	206
1.000%, 06/22/2026 (A)		370	348
1.000%, 06/22/2031 (A)		490	422
0.350%, 06/22/2032 (A)		620	483
0.007%, 10/22/2031 (A)		266	206
0.000%, 10/22/2027 (A)(B)		1,133	988
Kingdom of Belgium Government Bond, Ser 44
5.000%, 03/28/2035 (A)		64	75
			4,854

Brazil — 0.0%
OEC Finance
7.125%, 12/26/2046		$176	4
4.375%, 10/25/2029		111	3
			7

Canada — 6.9%
Bank of Nova Scotia
1.950%, 02/01/2023		850	843
0.010%, 03/18/2025	EUR	645	588
Bell Canada MTN
4.700%, 09/11/2023	CAD	80	58

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Canada Housing Trust No. 1
2.250%, 12/15/2025 (A)	CAD	1,325	$921
Canadian Government Bond
5.750%, 06/01/2033		621	555
2.750%, 12/01/2048		400	271
2.750%, 12/01/2048		243	165
2.500%, 06/01/2024		2,460	1,754
2.250%, 06/01/2029 (G)		3,329	2,282
1.500%, 06/01/2026		6,744	4,576
1.500%, 06/01/2031		268	170
1.000%, 06/01/2027		1,375	901
0.500%, 12/01/2030		1,028	603
Canadian Pacific Railway
1.350%, 12/02/2024		$805	744
Canadian When Issued Government Bond
2.000%, 12/01/2051	CAD	501	288
CDP Financial
1.125%, 04/06/2027 (A)	EUR	1,062	957
CPPIB Capital
3.250%, 06/15/2027 (A)		$565	535
CPPIB Capital MTN
0.250%, 04/06/2027	EUR	1,765	1,532
Enbridge MTN
3.190%, 12/05/2022	CAD	1,650	1,199
OMERS Finance Trust
3.500%, 04/19/2032 (A)		$555	505
Ontario Teachers' Finance Trust
2.000%, 04/16/2031 (A)		1,914	1,574
1.850%, 05/03/2032 (A)	EUR	444	378
0.500%, 05/06/2025		1,066	982
Ontario Teachers' Finance Trust MTN
0.900%, 05/20/2041		707	453
Province of Alberta Canada
0.500%, 04/16/2025		400	370
Province of British Columbia Canada
2.950%, 12/18/2028	CAD	1,653	1,145
2.750%, 06/18/2052		835	470
Province of Ontario Canada
4.700%, 06/02/2037		1,355	1,035
4.650%, 06/02/2041		540	413
2.800%, 06/02/2048		2,200	1,253
2.400%, 06/02/2026		585	406
Province of Ontario Canada MTN
0.250%, 12/15/2026	GBP	2,337	2,103
Province of Quebec Canada
6.250%, 06/01/2032	CAD	720	619
3.500%, 12/01/2048		520	338
3.100%, 12/01/2051		780	471
Province of Quebec Canada MTN
3.700%, 05/20/2026	AUD	568	354
Province of Saskatchewan Canada
3.250%, 06/08/2027		$295	280

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
PSP Capital
1.625%, 10/26/2028 (A)		$617	$522
Royal Bank of Canada MTN
1.125%, 12/15/2025	GBP	230	218
0.250%, 01/29/2024	EUR	189	180
Toronto-Dominion Bank
0.000%, 02/09/2024 (B)		490	464
			33,475

Cayman Islands — 0.0%
Odebrecht Holdco Finance Ltd
0.000%, 09/10/2058 (D)		$311	1

China — 10.6%
Agricultural Development Bank of China
3.740%, 07/12/2029	CNY	8,500	1,261
China Development Bank
4.880%, 02/09/2028		10,600	1,648
3.700%, 10/20/2030		9,430	1,396
3.660%, 03/01/2031		4,680	691
3.650%, 05/21/2029		18,120	2,666
3.480%, 01/08/2029		23,680	3,450
3.400%, 01/08/2028		7,190	1,042
3.390%, 07/10/2027		16,630	2,415
3.230%, 01/10/2025		11,360	1,634
3.120%, 09/13/2031		9,540	1,354
China Government Bond
3.810%, 09/14/2050		19,820	3,081
3.720%, 04/12/2051		40,930	6,279
3.530%, 10/18/2051		1,480	221
3.270%, 11/19/2030		13,260	1,944
3.020%, 05/27/2031		22,640	3,238
2.850%, 06/04/2027		14,060	2,009
2.800%, 03/24/2029		45,790	6,482
2.750%, 02/17/2032		8,540	1,195
2.690%, 08/12/2026		16,200	2,301
2.680%, 05/21/2030		9,380	1,315
2.370%, 01/20/2027		16,030	2,245
2.180%, 06/25/2024		17,530	2,475
Export-Import Bank of China
3.180%, 03/11/2032		4,450	634
Prosus NV MTN
2.031%, 08/03/2032	EUR	245	154
1.985%, 07/13/2033 (A)		320	192
			51,322

Colombia — 0.9%
Colombian TES
10.000%, 07/24/2024	COP	2,757,800	584
9.250%, 05/28/2042		828,200	133
7.750%, 09/18/2030		5,638,800	929
7.500%, 08/26/2026		1,565,300	291
7.250%, 10/18/2034		3,974,900	579

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
7.000%, 03/26/2031	COP	2,189,200	$338
7.000%, 06/30/2032		3,657,100	547
6.250%, 07/09/2036		481,100	61
6.000%, 04/28/2028		2,966,000	481
5.750%, 11/03/2027		1,919,300	315
			4,258

Czech Republic — 0.2%
Czech Republic Government Bond
2.500%, 08/25/2028	CZK	14,630	498
1.200%, 03/13/2031		8,010	229
			727

Denmark — 0.2%
Denmark Government Bond
4.500%, 11/15/2039	DKK	2,040	338
0.000%, 11/15/2031 (B)		2,049	214
Kommunekredit MTN
0.125%, 09/26/2040	EUR	275	159
Orsted
6.250%, EUR Swap Annual 5 Yr + 4.750%, 06/26/2099 (C)		210	206
			917

Finland — 0.3%
Finland Government Bond (A)
2.625%, 07/04/2042		139	131
0.875%, 09/15/2025		355	335
0.125%, 09/15/2031		610	477
0.125%, 04/15/2052		135	64
Nordea Bank Abp MTN
6.125%, USD Swap Semi 30/360 5 Yr Curr + 3.388% (C)(E)		$200	187
Nordea Kiinnitysluottopankki MTN
0.250%, 03/18/2026	EUR	480	429
			1,623

France — 5.7%
BNP Paribas
7.750%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.899% (A)(C)(E)		$265	244
BNP Paribas MTN
3.375%, 01/23/2026	GBP	490	485
BNP Paribas Home Loan SFH
0.375%, 05/07/2025	EUR	400	368
BPCE
1.000%, 01/20/2026 (A)		$950	821
BPCE MTN
2.000%, 06/05/2025	AUD	440	259
Caisse Francaise de Financement Local MTN
3.000%, 10/02/2028	EUR	100	97
0.500%, 01/19/2026		500	453

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Cie de Financement Foncier
0.375%, 12/11/2024	EUR	300	$279
Cie de Financement Foncier MTN
5.500%, 01/26/2027	GBP	387	433
CNP Assurances MTN
2.500%, 06/30/2051 (C)	EUR	200	154
Credit Agricole Assurances
4.750%, 09/27/2048 (C)		200	181
Credit Agricole Home Loan SFH MTN
1.250%, 03/24/2031		300	252
0.250%, 02/23/2024		700	664
Dexia Credit Local MTN
0.625%, 02/03/2024		200	191
0.500%, 01/17/2025		300	279
0.000%, 05/29/2024 (B)		1,200	1,126
Electricite de France
5.625%, USD Swap Semi 30/360 10 Yr Curr + 3.041% (A)(C)(E)		$200	180
Electricite de France MTN
5.375%, EUR Swap Annual 12 Yr + 3.794% (C)(E)	EUR	200	182
4.000%, 11/12/2025		350	351
Faurecia
2.750%, 02/15/2027		230	173
French Republic Government Bond OAT
5.750%, 10/25/2032		271	335
4.500%, 04/25/2041		389	456
4.000%, 04/25/2055 (A)		139	163
2.750%, 10/25/2027		339	339
2.500%, 05/25/2030		442	436
1.750%, 06/25/2039 (A)		256	211
1.750%, 05/25/2066 (A)		84	59
1.500%, 05/25/2050 (A)		1,786	1,261
1.250%, 05/25/2036 (A)		672	534
1.000%, 05/25/2027		4,748	4,399
0.750%, 05/25/2028		345	310
0.750%, 05/25/2052		202	112
0.500%, 05/25/2029		395	343
0.500%, 06/25/2044 (A)		1,380	823
0.100%, 07/25/2031 (A)		179	172
0.000%, 03/25/2025 (B)		2,978	2,777
0.000%, 02/25/2025 (B)		1,057	987
0.000%, 02/25/2027 (B)		3,798	3,379
0.000%, 11/25/2029 (B)		504	416
Kapla Holding SAS
4.250%, Euribor 3 Month + 3.250%, 12/15/2026 (C)		200	175
SNCF Reseau MTN
4.250%, 10/07/2026		200	209
2.250%, 12/20/2047		300	237
2.000%, 02/05/2048		300	222
1.125%, 05/19/2027		300	276

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
1.125%, 05/25/2030	EUR	200	$175
Societe Generale
2.797%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.300%, 01/19/2028 (A)(C)		$300	253
Societe Nationale SNCF
1.000%, 05/25/2040	EUR	700	458
TotalEnergies MTN
1.625% (C)(E)		270	206
TotalEnergies Capital International MTN
2.500%, 03/25/2026		400	384
Westfield America Management
2.625%, 03/30/2029	GBP	155	125
2.125%, 03/30/2025		210	201
			27,605

Germany — 4.2%
Bundesobligation (B)
0.000%, 04/11/2025	EUR	1,775	1,665
0.000%, 10/09/2026		3,135	2,849
Bundesrepublik Deutschland Bundesanleihe
4.000%, 01/04/2037		234	279
3.250%, 07/04/2042		685	785
1.700%, 08/15/2032		1,055	995
1.250%, 08/15/2048		1,013	827
0.170%, 08/15/2050		128	70
0.000%, 08/15/2031 (B)		176	144
0.000%, 05/15/2035 (B)		671	498
0.000%, 05/15/2036 (B)		1,061	770
Cheplapharm Arzneimittel GmbH
3.500%, 02/11/2027 (A)		191	153
Deutsche Bank MTN
1.000%, 11/19/2025 (C)		400	361
Deutsche Telekom MTN
1.750%, 12/09/2049		100	62
Deutsche Telekom International Finance BV MTN
0.625%, 04/03/2023		5	5
E.ON MTN
0.000%, 12/18/2023 (B)		550	520
HeidelbergCement Finance Luxembourg MTN
1.750%, 04/24/2028		120	104
1.625%, 04/07/2026		400	363
HOCHTIEF MTN
1.750%, 07/03/2025		400	367
Kreditanstalt fuer Wiederaufbau
2.600%, 06/20/2037	JPY	241,000	2,134
0.500%, 09/15/2027	EUR	510	451
0.125%, 06/07/2023		1,020	989
Kreditanstalt fuer Wiederaufbau MTN
0.875%, 09/15/2026	GBP	2,600	2,467

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Landwirtschaftliche Rentenbank MTN
0.625%, 05/18/2027	EUR	225	$200
0.000%, 12/13/2028 (B)		1,085	897
Siemens Financieringsmaatschappij
1.200%, 03/11/2026 (A)		$775	676
Volkswagen Bank GmbH MTN
1.875%, 01/31/2024	EUR	400	382
1.250%, 12/15/2025		416	377
Volkswagen International Finance
3.875% (C)(E)		300	237
Volkswagen Leasing GmbH MTN
1.125%, 04/04/2024		520	492
ZF Europe Finance BV
2.000%, 02/23/2026		200	163
			20,282

Hungary — 0.2%
Hungary Government Bond
3.000%, 06/26/2024	HUF	297,650	586
1.500%, 08/23/2023		183,970	390
			976

Indonesia — 1.3%
Indonesia Treasury Bond
8.750%, 05/15/2031	IDR	7,551,000	534
8.375%, 03/15/2034		32,395,000	2,257
7.500%, 06/15/2035		2,199,000	144
7.375%, 05/15/2048		13,040,000	850
7.000%, 09/15/2030		11,991,000	772
6.500%, 06/15/2025		3,115,000	202
6.500%, 02/15/2031		18,489,000	1,148
5.500%, 04/15/2026		5,153,000	325
			6,232

Ireland — 0.6%
AerCap Ireland Capital DAC
1.150%, 10/29/2023		$1,000	950
CRH Funding MTN
1.875%, 01/09/2024	EUR	310	298
Ireland Government Bond
1.500%, 05/15/2050		250	175
1.100%, 05/15/2029		670	604
1.000%, 05/15/2026		285	269
0.113%, 10/18/2031		304	236
Smurfit Kappa Acquisitions ULC
2.875%, 01/15/2026		265	250
			2,782

Israel — 0.1%
Israel Government Bond - Fixed
5.500%, 01/31/2042	ILS	675	239
2.000%, 03/31/2027		925	246
1.000%, 03/31/2030		593	141
			626

SEI Institutional International Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Italy — 4.8%
doValue
5.000%, 08/04/2025	EUR	230	$206
Eni
3.375% (C)(E)		135	100
Eni MTN
0.375%, 06/14/2028		130	104
Intesa Sanpaolo MTN
2.125%, 05/26/2025		330	307
0.750%, 12/04/2024		350	322
Italy Buoni Poliennali Del Tesoro
5.000%, 09/01/2040 (A)		1,065	1,106
4.000%, 04/30/2035 (A)		2,330	2,176
3.500%, 03/01/2030 (A)		527	499
3.100%, 03/01/2040 (A)		472	385
3.000%, 08/01/2029		853	786
2.800%, 12/01/2028		123	113
2.800%, 03/01/2067 (A)		292	202
2.700%, 03/01/2047 (A)		55	41
2.500%, 12/01/2032		406	333
2.450%, 09/01/2033 (A)		552	446
2.150%, 03/01/2072 (A)		76	44
2.000%, 02/01/2028		670	601
1.800%, 03/01/2041 (A)		247	161
1.750%, 05/30/2024		1,930	1,855
1.700%, 09/01/2051 (A)		507	289
1.500%, 04/30/2045 (A)		1,034	597
1.450%, 03/01/2036 (A)		529	365
1.100%, 04/01/2027		131	115
0.950%, 12/01/2031 (A)		2,794	2,037
0.950%, 06/01/2032		1,195	857
0.500%, 07/15/2028		2,352	1,903
0.019%, 04/01/2026		5,474	4,754
0.000%, 04/15/2024 (B)		1,429	1,343
Rimini Bidco
6.250%, Euribor 3 Month + 5.250%, 12/14/2026 (A)(C)		200	165
Societa Cattolica Di Assicurazione SPA
4.250%, 12/14/2047 (C)		200	177
UniCredit MTN
4.875%, EUAMDB05 + 4.739%, 02/20/2029 (C)		220	209
1.250%, 06/16/2026 (C)		460	410
			23,008

Japan — 17.1%
Development Bank of Japan
2.300%, 03/19/2026	JPY	180,000	1,330
Development Bank of Japan MTN
0.875%, 10/10/2025	EUR	1,145	1,054
Japan Finance Organization for Municipalities MTN
0.050%, 02/12/2027		720	620

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Japan Government Five Year Bond
0.100%, 09/20/2024	JPY	61,150	$424
Japan Government Forty Year Bond
0.400%, 03/20/2056		444,450	2,245
Japan Government Forty Year Bond, Ser 6
1.900%, 03/20/2053		38,700	301
Japan Government Ten Year Bond
0.600%, 09/20/2023		644,100	4,481
0.500%, 09/20/2024		1,143,450	7,985
0.400%, 06/20/2025		514,550	3,597
0.100%, 12/20/2026		666,550	4,619
0.100%, 09/20/2027		697,900	4,827
Japan Government Thirty Year Bond
2.300%, 03/20/2040		214,950	1,821
1.000%, 03/20/2052		28,350	178
0.800%, 09/20/2047		663,400	4,154
0.400%, 12/20/2049		309,900	1,692
0.300%, 06/20/2046		85,800	485
0.300%, 06/20/2046		74,600	422
Japan Government Thirty Year Bond, Ser 29
2.400%, 09/20/2038		133,650	1,145
Japan Government Thirty Year Bond, Ser 30
2.300%, 03/20/2039		448,100	3,795
Japan Government Thirty Year Bond, Ser 33
2.000%, 09/20/2040		416,300	3,386
Japan Government Thirty Year Bond, Ser 36
2.000%, 03/20/2042		427,900	3,483
Japan Government Thirty Year Bond, Ser 37
1.900%, 09/20/2042		36,550	293
Japan Government Thirty Year Bond, Ser 38
1.800%, 03/20/2043		207,550	1,636
Japan Government Twenty Year Bond
1.800%, 09/20/2031		316,950	2,482
1.700%, 06/20/2033		1,020,800	8,023
1.400%, 09/20/2034		503,250	3,841
1.000%, 12/20/2035		50,000	363
0.700%, 03/20/2037		38,450	266
0.500%, 09/20/2036		557,400	3,776
0.200%, 06/20/2036		206,200	1,344
Japan Government Twenty Year Bond, Ser 144
1.500%, 03/20/2033		82,950	640
Japan Treasury Discount Bill
0.000%, 10/24/2022 (D)		280,100	1,935
0.000%, 12/19/2022 (D)		158,000	1,092
0.000%, 01/06/2023 (D)		355,700	2,458
0.000%, 03/10/2023 (D)		267,700	1,851
Mizuho Financial Group
5.414%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.050%, 09/13/2028 (C)		$260	254

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Nissan Motor
2.652%, 03/17/2026	EUR	165	$149
NTT Finance
1.162%, 04/03/2026 (A)		$345	301
			82,748

Luxembourg — 0.1%
Altice Financing
2.250%, 01/15/2025	EUR	215	185
Prologis International Funding II
2.375%, 11/14/2030		200	168
Vivion Investments Sarl
3.000%, 08/08/2024		200	177
			530

Malaysia — 1.3%
Malaysia Government Bond
4.392%, 04/15/2026	MYR	2,816	615
4.232%, 06/30/2031		2,626	554
4.065%, 06/15/2050		308	57
3.955%, 09/15/2025		5,605	1,211
3.885%, 08/15/2029		2,890	605
3.828%, 07/05/2034		3,332	661
3.757%, 05/22/2040		1,747	326
3.733%, 06/15/2028		2,316	484
3.502%, 05/31/2027		7,477	1,573
2.632%, 04/15/2031		1,040	195
			6,281

Mexico — 2.3%
Mexican Bonos
8.000%, 11/07/2047	MXN	24,285	1,018
7.750%, 11/23/2034		23,735	1,018
7.750%, 11/13/2042		40,580	1,674
7.500%, 06/03/2027		17,901	815
5.750%, 03/05/2026		14,711	642
5.750%, 03/05/2026		1,530	67
5.500%, 03/04/2027		11,009	464
Mexican Bonos, Ser M20
10.000%, 12/05/2024		11,942	589
8.500%, 05/31/2029		10,038	470
7.750%, 05/29/2031		43,706	1,929
Mexican Bonos, Ser M30
10.000%, 11/20/2036		41,751	2,128
8.500%, 11/18/2038		5,364	241
Mexico Government International Bond
2.875%, 04/08/2039	EUR	280	184
			11,239

Netherlands — 2.2%
ABN AMRO Bank
3.324%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 1.900%, 03/13/2037 (A)(C)		$400	285

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
ASR Nederland
3.375%, 05/02/2049 (C)	EUR	255	$208
BNG Bank MTN
0.250%, 02/22/2023		1,260	1,229
0.000%, 01/20/2031 (B)		900	688
Cooperatieve Rabobank UA
4.375% (C)(E)		200	162
Cooperatieve Rabobank UA MTN
5.250%, 09/14/2027	GBP	195	194
4.625%, 05/23/2029		290	270
1.250%, 05/31/2032	EUR	300	247
Heineken MTN
1.000%, 05/04/2026		335	303
ING Groep
3.869%, U.S. SOFR + 1.640%, 03/28/2026 (C)		$505	479
ING Groep MTN
2.125%, 05/26/2031 (C)	EUR	300	261
Nederlandse Waterschapsbank MTN
1.250%, 05/27/2036		281	216
0.625%, 01/18/2027		225	201
0.000%, 11/16/2026 (B)		1,067	933
Netherlands Government Bond (A)
4.000%, 01/15/2037		236	268
2.500%, 01/15/2033		874	860
0.750%, 07/15/2027 (A)		511	470
0.500%, 07/15/2026		390	362
0.240%, 01/15/2038		1,479	975
0.118%, 01/15/2052		421	207
0.000%, 01/15/2027 (B)		685	614
0.000%, 07/15/2031 (B)		1,014	812
VZ Secured Financing BV
3.500%, 01/15/2032		234	164
			10,408

New Zealand — 1.1%
New Zealand Government Bond
5.500%, 04/15/2023	NZD	2,356	1,343
3.000%, 04/20/2029		345	181
2.750%, 04/15/2025		1,896	1,035
2.750%, 04/15/2037		80	36
2.750%, 05/15/2051		565	225
2.000%, 05/15/2032		3,785	1,754
1.750%, 05/15/2041		766	276
1.500%, 05/15/2031		548	249
New Zealand Local Government Funding Agency Bond
4.500%, 04/15/2027		803	445
			5,544

Norway — 1.5%
DNB Boligkreditt MTN
0.375%, 11/20/2024	EUR	795	740

SEI Institutional International Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Equinor MTN
6.875%, 03/11/2031	GBP	185	$221
Norway Government Bond (A)
3.500%, 10/06/2042	NOK	1,935	180
3.000%, 03/14/2024		7,018	644
2.000%, 04/26/2028		3,667	316
1.750%, 03/13/2025		1,213	108
1.750%, 02/17/2027		10,007	864
1.750%, 09/06/2029		6,471	539
1.500%, 02/19/2026		14,994	1,301
1.375%, 08/19/2030		9,406	750
1.250%, 09/17/2031		14,924	1,153
Var Energi
5.000%, 05/18/2027 (A)		$415	396
			7,212

Peru — 0.0%
Volcan Cia Minera SAA
4.375%, 02/11/2026 (A)		10	8

Poland — 0.6%
Republic of Poland Government Bond
3.750%, 05/25/2027	PLN	1,980	343
2.750%, 04/25/2028		3,008	484
2.750%, 10/25/2029		4,584	693
2.500%, 07/25/2026		1,354	229
2.500%, 07/25/2027		1,860	304
1.750%, 04/25/2032		1,090	140
1.250%, 10/25/2030		3,666	472
0.250%, 10/25/2026		2,272	344
			3,009

Portugal — 0.4%
EDP Finance BV MTN
0.375%, 09/16/2026	EUR	440	381
Portugal Obrigacoes do Tesouro OT (A)
4.100%, 04/15/2037		452	478
1.950%, 06/15/2029		492	459
0.700%, 10/15/2027		735	656
			1,974

Romania — 0.2%
Romania Government Bond
4.250%, 06/28/2023	RON	2,655	511
3.650%, 07/28/2025		1,540	268
			779

Singapore — 3.1%
Singapore Government Bond
3.500%, 03/01/2027	SGD	2,994	2,081
3.375%, 09/01/2033		1,192	824
3.000%, 09/01/2024		6,783	4,690
2.875%, 07/01/2029		200	134
2.875%, 09/01/2030		347	231

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
2.750%, 07/01/2023	SGD	1,441	$999
2.750%, 04/01/2042		691	438
2.750%, 03/01/2046		200	126
2.625%, 08/01/2032		214	139
2.375%, 06/01/2025		3,785	2,565
2.250%, 08/01/2036		1,467	888
2.125%, 06/01/2026		1,790	1,186
Temasek Financial I MTN
2.375%, 01/23/2023 (A)		$495	492
			14,793

Slovenia — 0.1%
Slovenia Government Bond
1.250%, 03/22/2027	EUR	556	517

South Africa — 0.2%
Anglo American Capital MTN
1.625%, 09/18/2025		415	382
1.625%, 03/11/2026		230	208
Bidvest Group UK PLC
3.625%, 09/23/2026 (A)		$230	195
			785

South Korea — 1.1%
Export-Import Bank of Korea
0.829%, 04/27/2025	EUR	399	370
Korea Housing Finance
0.010%, 06/29/2026 (A)		150	131
Korea Treasury Bond
2.625%, 09/10/2035	KRW	700,180	419
2.000%, 06/10/2031		2,084,740	1,239
1.875%, 06/10/2029		496,110	301
1.500%, 12/10/2026		1,626,980	1,017
1.500%, 12/10/2030		1,797,120	1,034
1.250%, 03/10/2026		101,780	64
1.125%, 09/10/2025		1,252,200	801
			5,376

Spain — 3.3%
Banco Bilbao Vizcaya Argentaria
2.250%, 06/12/2024	EUR	200	194
Banco de Sabadell
0.625%, 11/07/2025 (C)		400	361
Banco Santander
5.294%, 08/18/2027		$200	188
CaixaBank
1.250%, 01/11/2027	EUR	500	453
CaixaBank MTN
1.500%, GUKG1 + 1.320%, 12/03/2026 (C)	GBP	300	277
1.375%, 06/19/2026	EUR	300	259
Grifols Escrow Issuer SA
3.875%, 10/15/2028 (A)		100	72

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Iberdrola International BV
1.874% (C)(E)	EUR	400	$333
Lorca Telecom Bondco
4.000%, 09/18/2027		130	111
Spain Government Bond
6.000%, 01/31/2029		80	93
4.700%, 07/30/2041 (A)		699	798
3.450%, 07/30/2066 (A)		272	250
2.350%, 07/30/2033 (A)		658	590
1.950%, 07/30/2030 (A)		188	171
1.900%, 10/31/2052 (A)		346	227
1.850%, 07/30/2035 (A)		862	708
1.500%, 04/30/2027 (A)		393	367
1.400%, 04/30/2028 (A)		1,014	924
1.000%, 07/30/2042 (A)		1,170	737
0.850%, 07/30/2037 (A)		497	335
0.600%, 10/31/2029 (A)		174	145
0.500%, 04/30/2030 (A)		418	342
0.500%, 10/31/2031 (A)		431	335
0.054%, 01/31/2028		3,295	2,792
0.000%, 05/31/2024 (B)		2,802	2,650
0.000%, 05/31/2025 (B)		1,411	1,299
0.000%, 01/31/2026 (B)		770	696
Telefonica Europe BV
4.375%, EUR Swap Annual 6 Yr + 4.107% (C)(E)		200	185
			15,892

Supra-National — 1.8%
Asian Development Bank MTN
2.350%, 06/21/2027	JPY	410,000	3,114
European Financial Stability Facility MTN
0.500%, 07/11/2025	EUR	1,420	1,318
European Investment Bank
1.900%, 01/26/2026	JPY	50,000	366
European Investment Bank MTN
1.250%, 05/12/2025	SEK	13,180	1,125
0.875%, 12/15/2023	GBP	946	1,010
0.250%, 10/14/2024	EUR	156	147
European Stability Mechanism MTN
1.000%, 09/23/2025		570	535
International Bank for Reconstruction & Development MTN (B)
0.000%, 01/15/2027		268	233
0.000%, 02/21/2030		33	26
International Finance MTN
2.375%, 07/19/2023	CAD	1,000	719
			8,593

Sweden — 0.8%
Balder Finland MTN
1.375%, 05/24/2030	EUR	380	243

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Heimstaden Bostad Treasury BV MTN
1.375%, 03/03/2027	EUR	380	$305
0.250%, 10/13/2024		135	119
Kommunivest I Sverige AB MTN
1.000%, 10/02/2024	SEK	5,830	501
Samhallsbyggnadsbolaget i Norden MTN
1.125%, 09/04/2026	EUR	140	103
SBB Treasury MTN
1.125%, 11/26/2029		160	96
Skandinaviska Enskilda Banken MTN
0.250%, 06/20/2024		460	432
Stadshypotek
0.500%, 07/11/2025		1,470	1,351
Svenska Handelsbanken
4.375%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.942% (C)(E)		$200	162
Swedbank
5.625%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.134% (C)(E)		200	185
Swedbank Hypotek MTN
0.050%, 05/28/2025	EUR	195	178
Sweden Government Bond
0.125%, 05/12/2031 (A)	SEK	5,545	419
			4,094

Switzerland — 0.4%
Credit Suisse Group
6.373%, U.S. SOFR + 3.340%, 07/15/2026 (A)(C)		$265	256
Credit Suisse Group MTN
1.250%, EUSA1 + 0.750%, 07/17/2025 (C)	EUR	134	122
Government of Switzerland
1.500%, 04/30/2042	CHF	408	443
1.250%, 06/11/2024		739	757
Swiss Re Finance Luxembourg
5.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.582%, 04/02/2049 (A)(C)		$200	175
			1,753

Thailand — 0.3%
Thailand Government Bond
4.875%, 06/22/2029	THB	16,455	484
4.675%, 06/29/2044		17,119	502
3.300%, 06/17/2038		3,522	87
2.125%, 12/17/2026		7,336	191
2.000%, 12/17/2031		12,933	314
1.875%, 06/17/2049		3,746	63
			1,641

SEI Institutional International Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
United Arab Emirates — 0.0%
Sweihan PV Power PJSC
3.625%, 01/31/2049 (A)		$298	$236

United Kingdom — 5.1%
Allwyn Entertainment Financing UK
4.446%, Euribor 3 Month + 4.125%, 02/15/2028 (A)(C)	EUR	100	90
Aptiv
1.500%, 03/10/2025		440	404
Ashtead Capital
5.500%, 08/11/2032 (A)		$270	251
Aviva
6.125%, UK Govt Bonds 5 Year Note Generic Bid Yield + 2.850%, 11/14/2036 (C)	GBP	220	226
Barclays
8.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.431% (C)(E)		$270	236
Barclays MTN
4.000%, 06/26/2029	AUD	500	274
BAT Capital
4.906%, 04/02/2030		$105	93
BAT International Finance MTN
2.250%, 09/09/2052	GBP	100	43
1.250%, 03/13/2027	EUR	333	275
BAT Netherlands Finance BV MTN
3.125%, 04/07/2028		160	140
BCP V Modular Services Finance II
4.750%, 11/30/2028		235	184
BG Energy Capital MTN
2.250%, 11/21/2029		400	349
BP Capital Markets (E)
3.625% (C)		281	222
3.250% (C)		612	532
BP Capital Markets MTN
0.831%, 11/08/2027		130	110
Cadent Finance MTN
2.750%, 09/22/2046	GBP	100	61
2.625%, 09/22/2038		100	67
Castle UK Finco
5.571%, Euribor 3 Month + 5.250%, 05/15/2028 (A)(C)	EUR	100	77
CCEP Finance Ireland DAC
0.500%, 09/06/2029		335	262
CK Hutchison Europe Finance 21
0.750%, 11/02/2029		375	284
CK Hutchison Finance 16 II
0.875%, 10/03/2024		212	197
CK Hutchison Group Telecom Finance
2.625%, 10/17/2034	GBP	260	179

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
1.500%, 10/17/2031	EUR	330	$240
CNH Industrial Finance Europe MTN
2.875%, 05/17/2023		220	215
1.750%, 09/12/2025		130	121
CPUK Finance MTN
3.690%, 08/28/2028	GBP	100	92
3.588%, 08/28/2025		215	217
DS Smith MTN
1.375%, 07/26/2024	EUR	430	402
Gatwick Funding MTN
5.250%, 01/23/2024	GBP	250	273
Heathrow Funding MTN
2.750%, 08/09/2049		315	182
HSBC Holdings
6.000%, EUR Swap Annual 5 Yr + 5.338% (C)(E)	EUR	200	192
5.210%, U.S. SOFR + 2.610%, 08/11/2028 (C)		$270	252
3.000%, BPSW1 + 1.650%, 07/22/2028 (C)	GBP	167	151
HSBC Holdings MTN
6.000%, 03/29/2040		70	63
Jaguar Land Rover Automotive
4.500%, 10/01/2027 (A)		$200	136
Lloyds Banking Group
4.716%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.750%, 08/11/2026 (C)		335	322
Natwest Group
3.622%, UK Govt Bonds 5 Year Note Generic Bid Yield + 3.550%, 08/14/2030 (C)	GBP	410	403
Northumbrian Water Finance
6.875%, 02/06/2023		190	213
Pinewood Finance
3.625%, 11/15/2027 (A)		170	153
Santander UK MTN
1.250%, 09/18/2024	EUR	500	475
Santander UK Group Holdings PLC MTN
3.625%, 01/14/2026	GBP	100	99
Sky PLC MTN
2.250%, 11/17/2025	EUR	275	261
Standard Chartered
4.316%, ICE LIBOR USD 3 Month + 1.510%, 07/30/2171 (A)(C)(E)		$500	377
Thames Water Utilities Finance MTN
4.625%, 06/04/2046	GBP	155	131
United Kingdom Gilt
5.000%, 03/07/2025		43	49
4.750%, 12/07/2038		76	91
4.500%, 12/07/2042		356	423
4.250%, 03/07/2036		56	63
4.250%, 09/07/2039		53	60

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
4.250%, 12/07/2040	GBP	262	$299
4.250%, 12/07/2046		476	558
4.250%, 12/07/2049		393	467
3.500%, 01/22/2045		1,189	1,239
3.250%, 01/22/2044		457	459
2.750%, 09/07/2024		868	942
2.500%, 07/22/2065		993	902
1.750%, 09/07/2037		213	174
1.500%, 07/22/2047		194	136
1.250%, 10/22/2041		163	115
1.250%, 07/31/2051		901	561
1.125%, 01/31/2039		237	170
1.000%, 04/22/2024		77	82
0.875%, 10/22/2029		1,668	1,485
0.625%, 06/07/2025		78	79
0.625%, 10/22/2050		904	464
0.500%, 10/22/2061		1,407	615
0.375%, 10/22/2026		4,089	3,871
United Kingdom Gilt - Inflation Linked
1.250%, 11/22/2027		479	565
Virgin Media Finance
5.000%, 07/15/2030 (A)		$235	173
Vodafone Group MTN
4.200%, 12/13/2027	AUD	780	469
Western Power Distribution West Midlands PLC MTN
3.875%, 10/17/2024	GBP	230	245
Zurich Finance PLC MTN
6.625%, 10/30/2049 (C)		235	262
			24,544

United States — 8.2%
AbbVie
2.625%, 11/15/2028	EUR	610	562
Air Lease
2.100%, 09/01/2028		$186	145
1.875%, 08/15/2026		110	93
Air Lease MTN
2.875%, 01/15/2026		40	36
Aircastle
5.250%, 08/11/2025 (A)		261	246
4.250%, 06/15/2026		4	4
4.125%, 05/01/2024		22	21
Ally Financial
4.700%, H15T7Y + 3.481% (C)(E)		116	83
Altria Group
3.125%, 06/15/2031	EUR	310	248
2.200%, 06/15/2027		330	285
American Honda Finance
1.950%, 10/18/2024		159	152
0.300%, 07/07/2028		320	256
American Medical Systems Europe BV
1.375%, 03/08/2028		250	216

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
American Tower
1.300%, 09/15/2025		$535	$474
0.875%, 05/21/2029	EUR	420	321
AT&T
4.375%, 09/14/2029	GBP	100	96
2.875% (C)(E)	EUR	200	172
1.650%, 02/01/2028		$870	715
Aviation Capital Group LLC (A)
5.500%, 12/15/2024		80	77
3.500%, 11/01/2027		8	7
1.950%, 01/30/2026		108	91
1.950%, 09/20/2026		231	187
Bank of America MTN
7.000%, 07/31/2028	GBP	200	226
3.559%, ICE LIBOR USD 3 Month + 1.060%, 04/23/2027 (C)		$79	73
3.384%, U.S. SOFR + 1.330%, 04/02/2026 (C)		767	724
2.375%, 06/19/2024	EUR	835	806
Becton Dickinson Euro Finance Sarl
1.336%, 08/13/2041		300	176
1.213%, 02/12/2036		129	85
0.334%, 08/13/2028		280	223
Berkshire Hathaway
0.500%, 01/15/2041		170	89
Berkshire Hathaway Finance
2.625%, 06/19/2059	GBP	144	90
Booking Holdings
2.375%, 09/23/2024	EUR	355	343
0.500%, 03/08/2028		110	90
Boston Scientific
0.625%, 12/01/2027		410	344
Broadcom
3.187%, 11/15/2036 (A)		$185	127
Capital One Financial
1.650%, 06/12/2029	EUR	570	439
CCO Holdings
4.500%, 06/01/2033 (A)		$127	94
Celanese US Holdings
6.050%, 03/15/2025		130	127
5.900%, 07/05/2024		195	192
Charles Schwab
5.375%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.971% (C)(E)		380	370
Charter Communications Operating
3.900%, 06/01/2052		225	139
Chubb INA Holdings
1.550%, 03/15/2028	EUR	325	283
0.875%, 06/15/2027		115	99
0.300%, 12/15/2024		190	174

SEI Institutional International Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Citigroup
4.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.597% (C)(E)		$71	$60
2.572%, U.S. SOFR + 2.107%, 06/03/2031 (C)		310	244
Citigroup MTN
0.750%, 10/26/2023	EUR	115	110
0.500%, 10/08/2027 (C)		505	426
Comcast
0.250%, 05/20/2027		190	161
0.000%, 09/14/2026 (B)		550	472
Consolidated Edison
0.650%, 12/01/2023		$1,065	1,014
Continental Resources
2.875%, 04/01/2032 (A)		170	125
Corebridge Financial
3.500%, 04/04/2025 (A)		330	313
Delta Airlines
4.500%, 10/20/2025 (A)		480	466
DH Europe Finance II
1.800%, 09/18/2049	EUR	105	62
Digital Dutch Finco BV
0.625%, 07/15/2025		136	119
Digital Intrepid Holding BV
0.625%, 07/15/2031		410	268
Directv Financing
5.875%, 08/15/2027 (A)		$215	185
Discovery Communications
5.300%, 05/15/2049		18	13
5.200%, 09/20/2047		36	27
4.650%, 05/15/2050		14	10
3.900%, 11/15/2024		665	647
Eli Lilly
1.375%, 09/14/2061	EUR	195	97
Emerson Electric
0.375%, 05/22/2024		350	328
Entegris Escrow
4.750%, 04/15/2029 (A)		$290	255
Essential Properties
2.950%, 07/15/2031		215	157
Exxon Mobil
0.835%, 06/26/2032	EUR	600	441
Fidelity National Information Services
0.625%, 12/03/2025		185	165
0.125%, 12/03/2022		500	489
GE Capital UK Funding Unlimited MTN
5.875%, 01/18/2033	GBP	160	165
General Motors Financial MTN
1.694%, 03/26/2025	EUR	277	253
Gilead Sciences
0.750%, 09/29/2023		$545	523

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Global Payments
2.900%, 11/15/2031		$455	$348
GLP Capital
3.250%, 01/15/2032		189	142
Goldman Sachs Group
0.627%, U.S. SOFR + 0.538%, 11/17/2023 (C)		715	711
Goldman Sachs Group MTN
2.125%, 09/30/2024	EUR	885	845
0.250%, 01/26/2028		292	231
GSK Consumer Healthcare Capital US
3.024%, 03/24/2024 (A)		$265	256
International Business Machines
0.300%, 02/11/2028	EUR	240	199
Johnson Controls International PLC
1.375%, 02/25/2025		395	367
JPMorgan Chase
7.900%, ICE LIBOR USD 3 Month + 3.470% (C)(E)		$66	66
7.063%, ICE LIBOR USD 3 Month + 3.320% (C)(E)		3	3
5.717%, U.S. SOFR + 2.580%, 09/14/2033 (C)		260	246
2.947%, U.S. SOFR + 1.170%, 02/24/2028 (C)		295	261
Kraft Heinz Foods
2.250%, 05/25/2028	EUR	175	154
Kyndryl Holdings
2.050%, 10/15/2026		$455	365
Las Vegas Sands
3.900%, 08/08/2029		275	227
Liberty Mutual Group
3.625%, 05/23/2059 (C)	EUR	300	250
MassMutual Global Funding II MTN
0.850%, 06/09/2023 (A)		$998	972
McKesson
3.125%, 02/17/2029	GBP	315	285
Medtronic Global Holdings SCA
3.000%, 10/15/2028	EUR	255	242
1.375%, 10/15/2040		110	71
1.125%, 03/07/2027		400	355
0.250%, 07/02/2025		115	104
Metropolitan Life Global Funding I MTN
1.950%, 01/13/2023 (A)		$1,000	993
Mileage Plus Holdings LLC
6.500%, 06/20/2027 (A)		350	343
Mondelez International
0.250%, 03/17/2028	EUR	470	380
Mondelez International Holdings Netherlands BV
0.625%, 09/09/2032 (A)		450	320

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Morgan Stanley
0.406%, 10/29/2027 (C)	EUR	370	$311
Morgan Stanley MTN
2.239%, U.S. SOFR + 1.178%, 07/21/2032 (C)		$805	605
0.529%, U.S. SOFR + 0.455%, 01/25/2024 (C)		1,000	984
National Grid North America MTN
1.000%, 07/12/2024	EUR	300	282
Newell Brands
6.375%, 09/15/2027		$195	193
Office Properties Income Trust
4.500%, 02/01/2025		270	240
ONEOK
6.350%, 01/15/2031		89	87
Oracle
3.650%, 03/25/2041		160	109
Penske Truck Leasing Lp
2.700%, 03/14/2023 (A)		1,275	1,262
PepsiCo
3.200%, 07/22/2029	GBP	302	288
Philip Morris International
1.450%, 08/01/2039	EUR	115	63
0.625%, 11/08/2024		285	264
Philip Morris International MTN
2.875%, 03/03/2026		170	161
PPG Industries
1.875%, 06/01/2025		395	369
Principal Life Global Funding II
1.250%, 06/23/2025 (A)		$315	283
Prologis Euro Finance
0.375%, 02/06/2028	EUR	286	231
Public Storage
0.500%, 09/09/2030		260	190
Realty Income
1.125%, 07/13/2027	GBP	385	334
Royal Caribbean Cruises
11.500%, 06/01/2025 (A)		$185	197
Sabra Health Care LP
3.900%, 10/15/2029		241	197
Southern
1.875%, 09/15/2081 (C)	EUR	200	136
Starbucks
3.107%, SOFRINDX + 0.420%, 02/14/2024 (C)		$330	328
Thermo Fisher Scientific Finance I BV
0.800%, 10/18/2030	EUR	260	205
0.000%, 11/18/2025 (B)		206	183
Time Warner Cable
5.750%, 06/02/2031	GBP	295	286
Toyota Motor Credit MTN
0.625%, 11/21/2024	EUR	465	433

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
TWDC Enterprises 18
2.758%, 10/07/2024	CAD	800	$561
Tyco Electronics Group
0.000%, 02/16/2029 (B)	EUR	308	238
UnitedHealth Group
1.250%, 01/15/2026		$175	156
US Bancorp MTN
0.850%, 06/07/2024	EUR	226	212
Verizon Communications
2.100%, 03/22/2028		$445	376
1.125%, 11/03/2028	GBP	240	196
Verizon Communications MTN
4.050%, 02/17/2025	AUD	680	427
VF
0.250%, 02/25/2028	EUR	395	315
Visa
2.000%, 06/15/2029		362	324
Vistra
7.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.740% (A)(C)(E)		$68	59
Vornado Realty
3.400%, 06/01/2031		226	173
Warnermedia Holdings (A)
5.050%, 03/15/2042		220	165
3.755%, 03/15/2027		137	123
Wells Fargo
3.900%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.453% (C)(E)		132	112
Wells Fargo MTN
2.125%, 12/20/2023	GBP	345	367
0.500%, 04/26/2024	EUR	500	468
Welltower
4.500%, 12/01/2034	GBP	140	124
Western Digital
3.100%, 02/01/2032		$150	102
2.850%, 02/01/2029		32	25
Western Union
2.750%, 03/15/2031		355	267
WPC Eurobond BV
1.350%, 04/15/2028	EUR	530	426
			39,568

Total Global Bonds
(Cost $553,413) ($ Thousands)			442,823

U.S. TREASURY OBLIGATIONS — 4.2%
U.S. Treasury Bills
3.256%, 12/29/2022 (F)		$5,841	5,796
3.151%, 02/02/2023 (F)		12,248	12,103

SEI Institutional International Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bond
2.000%, 08/15/2051		$352	$240
U.S. Treasury Inflation Indexed Bond
0.125%, 10/15/2026		2,391	2,227
U.S. Treasury Notes
0.500%, 03/31/2025		94	86
0.375%, 01/31/2026		20	17

Total U.S. Treasury Obligations
(Cost $20,732) ($ Thousands)			20,469

ASSET-BACKED SECURITIES — 0.3%
Other Asset-Backed Securities — 0.3%

Elmwood CLO XII, Ser 2021-5A, Cl D
5.760%, ICE LIBOR USD 3 Month + 3.050%, 01/20/2035 (A)(C)		750	641
Neuberger Berman Loan Advisers Euro CLO 3 DAC, Ser 2022-3A, Cl D
3.200%, 10/25/2034 (A)(C)	EUR	663	526
			1,167

Total Asset-Backed Securities
(Cost $1,507) ($ Thousands)			1,167

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 0.0%
Agency Mortgage-Backed Obligation — 0.0%
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 2M2
8.084%, ICE LIBOR USD 1 Month + 5.000%, 11/25/2024(C)	$19	$19

Non-Agency Mortgage-Backed Obligation — 0.0%
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-6, Cl 3A
4.021%, 09/25/2034(C)	6	6
JPMorgan Mortgage Trust, Ser 2004-A5, Cl 3A1
3.104%, 12/25/2034(C)	19	18
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.579%, 03/10/2049(A)	46	46

		70
Total Mortgage-Backed Securities
(Cost $91) ($ Thousands)		89

Total Investments in Securities — 96.2%
(Cost $575,743) ($ Thousands)		$464,548

A list of the open futures contracts held by the Fund at September 30, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Australian 10-Year Bond	65	Dec-2022	$5,342	$4,895	$(112)
Australian 3-Year Bond	12	Dec-2022	890	822	(9)
Euro-Bobl	5	Dec-2022	586	587	1
Euro-Bund	77	Dec-2022	11,030	10,447	(404)
Euro-Bund	8	Dec-2022	1,084	1,085	1
Euro-Buxl	13	Dec-2022	1,997	1,868	(119)
Euro-OAT	26	Dec-2022	3,606	3,365	(158)
Japanese 10-Year Bond	17	Dec-2022	17,455	17,418	(7)
Korea 10-Year Bond	20	Dec-2022	1,483	1,499	8
Long Gilt 10-Year Bond	27	Dec-2022	2,842	2,905	7
U.S. 2-Year Treasury Note	11	Dec-2022	2,296	2,259	(37)
U.S. 5-Year Treasury Note	12	Dec-2022	1,287	1,290	3
U.S. 10-Year Treasury Note	40	Dec-2022	4,481	4,483	2
U.S. 10-Year Treasury Note	22	Dec-2022	2,593	2,465	(128)
U.S. Long Treasury Bond	23	Dec-2022	3,157	2,907	(250)
U.S. Ultra Long Treasury Bond	4	Dec-2022	556	548	(8)
Ultra 10-Year U.S. Treasury Note	13	Dec-2022	1,583	1,540	(43)
			62,268	60,383	(1,253)
Short Contracts
Australian 3-Year Bond	(17)	Dec-2022	$(1,252)	$(1,165)	$13
Canadian 5-Year Bond	(22)	Dec-2022	(1,920)	(1,799)	14
Canadian 10-Year Bond	(26)	Dec-2022	(2,466)	(2,339)	20

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

International Fixed Income Fund (Continued)

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Euro FX	(240)	Dec-2022	$(30,566)	$(29,584)	$982
Euro-Bobl	(34)	Dec-2022	(4,202)	(3,989)	118
Euro-BTP	(10)	Dec-2022	(1,054)	(1,097)	(24)
Euro-Buxl	(4)	Dec-2022	(639)	(575)	53
Euro-OAT	(10)	Dec-2022	(1,373)	(1,294)	63
Euro-Schatz	(247)	Dec-2022	(26,709)	(25,931)	177
Japanese 10-Year Bond	(4)	Dec-2022	(4,248)	(4,098)	11
Japanese 10-Year Government Bond E-MINI	(48)	Dec-2022	(5,007)	(4,927)	10
Long Gilt 10-Year Bond	(44)	Dec-2022	(5,000)	(4,735)	208
U.S. 2-Year Treasury Note	(62)	Dec-2022	(12,909)	(12,734)	175
U.S. 5-Year Treasury Note	(105)	Dec-2022	(11,699)	(11,288)	411
U.S. Ultra Long Treasury Bond	(8)	Dec-2022	(1,201)	(1,096)	105
Ultra 10-Year U.S. Treasury Note	(35)	Dec-2022	(4,410)	(4,147)	264
			(114,655)	(110,798)	2,600
			$(52,387)	$(50,415)	$1,347

A list of the open forward foreign currency contracts held by the Fund at September 30, 2022, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
ANZ	12/08/22	EUR	9,830	USD	9,467	$(208)
Bank of America	10/07/22	USD	186	MXN	3,710	(1)
Bank of America	10/07/22	CHF	495	USD	505	2
Bank of America	10/07/22	USD	499	NZD	835	(27)
Bank of America	10/07/22	AUD	740	USD	497	21
Bank of America	10/07/22	USD	751	CHF	720	(19)
Bank of America	10/07/22	USD	872	JPY	124,700	(10)
Bank of America	10/07/22	EUR	995	USD	1,006	31
Bank of America	10/07/22	USD	1,143	HUF	493,834	—
Bank of America	10/07/22	USD	1,480	AUD	2,220	(53)
Bank of America	11/07/22	USD	1,449	EUR	1,507	30
Bank of America	10/07/22	USD	2,141	EUR	2,141	(43)
Bank of America	10/07/22	MXN	3,760	USD	188	1
Bank of America	10/07/22 - 11/07/22	GBP	8,915	USD	9,547	(409)
Bank of America	10/07/22	USD	9,191	GBP	8,583	391
Bank of America	10/07/22	USD	249	GBP	216	(8)
Bank of America	10/07/22	JPY	141,000	USD	999	25
Bank of America	10/26/22	PEN	3,888	USD	997	21
Bank of America	11/07/22	HUF	493,834	USD	1,134	1
Barclays PLC	10/07/22	USD	18	NOK	190	(1)
Barclays PLC	10/07/22	USD	36	CHF	35	—
Barclays PLC	10/07/22	AUD	55	USD	37	2
Barclays PLC	10/07/22	USD	18	GBP	17	1
Barclays PLC	10/07/22	USD	38	GBP	33	(1)
Barclays PLC	10/07/22	USD	125	JPY	17,900	(1)
Barclays PLC	10/07/22	USD	254	NZD	415	(20)
Barclays PLC	10/07/22	EUR	289	USD	291	8
Barclays PLC	10/07/22	EUR	19	USD	18	—
Barclays PLC	10/07/22	CHF	520	USD	543	14
Barclays PLC	10/07/22	GBP	666	USD	772	28
Barclays PLC	10/07/22	USD	488	EUR	503	5
Barclays PLC	10/07/22	USD	309	EUR	304	(11)

SEI Institutional International Trust / Annual Report / September 30, 2022

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	10/07/22	USD	1,330	PLN	6,335	$(48)
Barclays PLC	10/07/22	PLN	3,274	USD	687	25
Barclays PLC	10/07/22	TRY	6,700	USD	358	(2)
Barclays PLC	10/07/22	JPY	54,000	USD	380	7
BNP Paribas	10/04/22	BRL	4,699	USD	904	35
BNP Paribas	10/07/22	USD	302	CZK	7,470	(5)
BNP Paribas	10/07/22	USD	500	EUR	498	(12)
BNP Paribas	10/07/22	USD	621	AUD	925	(26)
BNP Paribas	11/07/22	USD	482	GBP	452	23
BNP Paribas	10/07/22	USD	250	GBP	217	(8)
BNP Paribas	10/07/22	USD	491	CHF	485	2
BNP Paribas	12/07/22	USD	904	CHF	882	(2)
BNP Paribas	10/07/22	USD	2,063	MYR	9,582	3
BNP Paribas	10/07/22 - 11/07/22	USD	2,072	PLN	10,479	42
BNP Paribas	10/07/22 - 11/07/22	CHF	2,285	USD	2,347	24
BNP Paribas	10/07/22	ILS	2,341	USD	704	46
BNP Paribas	10/07/22 - 11/18/22	USD	2,556	NZD	4,281	(135)
BNP Paribas	10/07/22 - 10/27/22	USD	2,574	CAD	3,428	(79)
BNP Paribas	10/07/22 - 10/20/22	AUD	2,951	USD	2,013	116
BNP Paribas	10/07/22 - 11/18/22	NZD	5,873	USD	3,449	129
BNP Paribas	10/07/22 - 11/07/22	PLN	10,479	USD	2,075	(43)
BNP Paribas	10/07/22	NOK	11,094	USD	1,117	99
BNP Paribas	10/07/22 - 11/07/22	MYR	19,164	USD	4,203	73
BNP Paribas	10/07/22	EUR	49,638	USD	49,737	1,100
BNP Paribas	11/07/22	EUR	628	USD	610	(7)
BNP Paribas	10/07/22 - 03/10/23	JPY	376,634	USD	2,659	18
BNP Paribas	10/13/22	ZAR	31,311	USD	1,798	57
BNP Paribas	10/27/22	CAD	1,222	USD	892	3
BNP Paribas	11/07/22	GBP	448	USD	483	(17)
BNP Paribas	11/22/22	USD	1,784	CLP	1,654,617	(71)
Brown Brothers Harriman	10/11/22	USD	1,263	CNY	9,003	7
Brown Brothers Harriman	10/11/22 - 10/20/22	USD	3,780	CNY	26,749	(9)
Brown Brothers Harriman	10/14/22	EUR	9,840	USD	10,450	804
Brown Brothers Harriman	10/20/22	CNY	7,607	USD	1,101	29
Brown Brothers Harriman	10/20/22	CNY	9,003	USD	1,263	(6)
Brown Brothers Harriman	11/07/22	USD	489	GBP	452	16
Brown Brothers Harriman	11/07/22	NZD	1,292	USD	733	2
Brown Brothers Harriman	11/17/22	USD	67	GBP	62	2
Brown Brothers Harriman	12/08/22	USD	297	EUR	303	1
CIBC	11/07/22	SGD	1,037	USD	723	—
Citigroup	10/07/22	USD	246	NOK	2,460	(21)
Citigroup	10/07/22	GBP	332	USD	352	(18)
Citigroup	10/07/22	USD	498	AUD	740	(22)
Citigroup	10/07/22	USD	500	NZD	830	(30)
Citigroup	10/07/22	USD	523	RON	2,713	13
Citigroup	10/07/22 - 11/07/22	NZD	556	USD	320	6
Citigroup	10/07/22	USD	582	DKK	4,529	14
Citigroup	10/07/22	USD	661	ILS	2,341	(2)
Citigroup	10/07/22	USD	491	CHF	485	2
Citigroup	10/07/22	USD	250	CHF	245	(1)

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

International Fixed Income Fund (Continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	10/07/22	USD	789	CZK	20,349	$22
Citigroup	11/07/22	USD	490	GBP	451	13
Citigroup	10/07/22 - 11/17/22	USD	1,165	GBP	1,015	(31)
Citigroup	10/07/22	EUR	616	USD	617	14
Citigroup	11/07/22	EUR	1,258	USD	1,222	(13)
Citigroup	10/07/22 - 12/02/22	USD	2,303	JPY	325,524	(43)
Citigroup	10/07/22	MXN	2,500	USD	126	1
Citigroup	11/07/22 - 12/08/22	USD	2,343	EUR	2,429	47
Citigroup	10/07/22	USD	1,126	EUR	1,123	(25)
Citigroup	10/07/22	RON	2,713	USD	555	18
Citigroup	11/07/22	RON	2,713	USD	520	(14)
Citigroup	10/07/22 - 10/27/22	CAD	15,149	USD	11,717	692
Citigroup	11/07/22	CAD	1,335	USD	970	(2)
Citigroup	10/07/22	JPY	285,700	USD	2,016	42
Citigroup	10/20/22	AUD	1,291	USD	902	72
Citigroup	10/21/22	TWD	83,485	USD	2,787	158
Citigroup	10/27/22	USD	914	KRW	1,206,118	(74)
Citigroup	10/27/22	KRW	1,217,887	USD	874	25
Citigroup	11/07/22	CHF	240	USD	243	(2)
Citigroup	11/07/22	ILS	2,341	USD	662	2
Citigroup	11/07/22	DKK	4,529	USD	584	(14)
Citigroup	11/07/22	CZK	20,349	USD	787	(22)
Commonwealth Bank Of Australia	11/07/22	AUD	1,178	USD	764	6
Credit Suisse First Boston	10/13/22	USD	1,781	ZAR	31,354	(37)
Credit Suisse First Boston	10/20/22	AUD	1,265	USD	873	60
Credit Suisse First Boston	10/20/22	USD	1,714	AUD	2,474	(123)
Goldman Sachs	10/07/22	USD	178	TRY	3,350	2
Goldman Sachs	10/07/22	NZD	205	USD	124	8
Goldman Sachs	10/07/22	USD	1,319	GBP	1,133	(54)
Goldman Sachs	10/07/22 - 10/20/22	USD	1,499	AUD	2,237	(60)
Goldman Sachs	10/07/22	USD	4,533	EUR	4,495	(128)
Goldman Sachs	10/07/22	USD	9,263	GBP	8,585	320
Goldman Sachs	11/07/22	USD	1,868	GBP	1,672	—
Goldman Sachs	10/20/22	CNH	133,008	USD	19,703	1,040
Goldman Sachs	11/07/22	USD	181	MXN	3,670	—
Goldman Sachs	11/07/22	USD	209	SGD	300	—
Goldman Sachs	11/07/22	USD	381	CNY	2,717	1
Goldman Sachs	11/07/22	USD	1,042	JPY	150,400	—
Goldman Sachs	11/07/22	USD	3,083	EUR	3,140	(1)
Goldman Sachs	11/07/22	GBP	8,585	USD	9,268	(319)
Goldman Sachs	11/17/22	GBP	650	USD	757	31
Goldman Sachs	11/18/22	USD	891	NZD	1,488	(50)
Goldman Sachs	11/30/22	PLN	2,317	USD	465	—
Goldman Sachs	12/01/22	USD	859	NOK	9,331	(2)
HSBC	10/04/22	USD	930	BRL	4,739	(54)
HSBC	10/07/22	CAD	–	USD	–	—
HSBC	10/07/22	USD	553	CAD	730	(22)
HSBC	10/07/22	MYR	748	USD	167	6
HSBC	10/20/22	CNH	4,567	USD	680	39
HSBC	10/21/22	USD	931	TWD	27,638	(61)

SEI Institutional International Trust / Annual Report / September 30, 2022

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
HSBC	10/27/22	USD	1,865	KRW	2,497,290	$(124)
HSBC	10/27/22	KRW	1,223,574	USD	934	81
HSBC	11/22/22	CLP	811,491	USD	853	13
HSBC	11/30/22	USD	902	PLN	4,338	(31)
HSBC	11/30/22	EUR	15,553	USD	14,960	(337)
HSBC	12/07/22	SGD	1,267	USD	882	(2)
HSBC	12/21/22	USD	883	INR	72,671	3
HSBC	12/21/22	INR	71,706	USD	891	17
JPMorgan Chase Bank	10/03/22	USD	353	PLN	1,692	(10)
JPMorgan Chase Bank	10/03/22 - 11/30/22	USD	3,114	PLN	14,932	(97)
JPMorgan Chase Bank	10/03/22	PLN	12,452	USD	2,755	233
JPMorgan Chase Bank	10/07/22	USD	250	MXN	5,070	2
JPMorgan Chase Bank	10/07/22	USD	301	RON	1,562	8
JPMorgan Chase Bank	10/07/22	NOK	380	USD	37	2
JPMorgan Chase Bank	10/07/22 - 11/17/22	GBP	659	USD	717	(19)
JPMorgan Chase Bank	10/07/22	USD	778	SEK	8,300	(29)
JPMorgan Chase Bank	10/07/22	GBP	920	USD	1,044	17
JPMorgan Chase Bank	10/07/22	CHF	1,015	USD	1,055	24
JPMorgan Chase Bank	10/07/22	USD	1,051	CHF	1,025	(10)
JPMorgan Chase Bank	10/07/22	USD	1,233	CAD	1,660	(25)
JPMorgan Chase Bank	10/07/22 - 12/12/22	USD	1,338	CHF	1,319	4
JPMorgan Chase Bank	10/07/22 - 12/06/22	USD	1,560	THB	59,166	9
JPMorgan Chase Bank	10/07/22	RON	1,562	USD	320	11
JPMorgan Chase Bank	10/07/22	USD	1,792	GBP	1,552	(59)
JPMorgan Chase Bank	10/07/22	USD	2,045	AUD	3,038	(92)
JPMorgan Chase Bank	10/07/22	CAD	2,165	USD	1,592	17
JPMorgan Chase Bank	12/07/22	CHF	861	USD	899	18
JPMorgan Chase Bank	10/07/22 - 11/07/22	CHF	1,479	USD	1,503	(3)
JPMorgan Chase Bank	10/07/22	USD	2,477	SGD	3,584	21
JPMorgan Chase Bank	10/07/22	USD	2,866	NZD	4,790	(157)
JPMorgan Chase Bank	10/07/22 - 11/07/22	USD	2,909	EUR	3,002	36
JPMorgan Chase Bank	10/07/22 - 12/12/22	USD	2,948	GBP	2,690	57
JPMorgan Chase Bank	10/07/22	NZD	3,515	USD	2,123	135
JPMorgan Chase Bank	10/07/22	SGD	3,584	USD	2,564	66
JPMorgan Chase Bank	10/07/22	DKK	4,529	USD	611	14
JPMorgan Chase Bank	10/07/22	AUD	5,915	USD	3,989	186
JPMorgan Chase Bank	10/07/22	EUR	6,197	USD	6,180	108
JPMorgan Chase Bank	10/07/22	USD	6,627	EUR	6,629	(132)
JPMorgan Chase Bank	10/07/22 - 11/07/22	EUR	7,191	USD	6,975	(76)
JPMorgan Chase Bank	10/07/22	USD	9,651	JPY	1,378,106	(127)
JPMorgan Chase Bank	10/07/22	SEK	13,688	USD	1,274	41
JPMorgan Chase Bank	10/07/22 - 10/13/22	ZAR	55,529	USD	3,125	36
JPMorgan Chase Bank	10/07/22	JPY	695,562	USD	4,966	159
JPMorgan Chase Bank	10/11/22	USD	297	CNY	1,991	(17)
JPMorgan Chase Bank	10/12/22	EUR	21,419	USD	21,413	419
JPMorgan Chase Bank	10/12/22	COP	702,154	USD	157	4
JPMorgan Chase Bank	10/12/22	COP	4,434,182	USD	1,004	40
JPMorgan Chase Bank	10/14/22	IDR	35,162,856	USD	2,356	50
JPMorgan Chase Bank	10/20/22	USD	1,025	AUD	1,475	(77)
JPMorgan Chase Bank	10/26/22	USD	701	JPY	100,607	(4)

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

International Fixed Income Fund (Continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	10/26/22 - 12/19/22	JPY	3,702,994	USD	25,937	$262
JPMorgan Chase Bank	10/26/22	JPY	170,309	USD	1,179	—
JPMorgan Chase Bank	10/27/22	USD	918	CAD	1,180	(59)
JPMorgan Chase Bank	10/31/22	IDR	45,980,508	USD	3,057	48
JPMorgan Chase Bank	11/07/22 - 12/12/22	USD	826	NOK	8,872	(10)
JPMorgan Chase Bank	11/07/22 - 12/12/22	USD	283	NZD	506	3
JPMorgan Chase Bank	11/18/22	USD	930	NZD	1,499	(83)
JPMorgan Chase Bank	11/07/22	RON	1,562	USD	300	(8)
JPMorgan Chase Bank	11/07/22	NZD	1,710	USD	970	3
JPMorgan Chase Bank	11/07/22	USD	2,211	ZAR	39,820	(2)
JPMorgan Chase Bank	11/07/22 - 12/12/22	SEK	3,486	USD	311	(4)
JPMorgan Chase Bank	11/07/22	SGD	3,584	USD	2,478	(22)
JPMorgan Chase Bank	11/07/22	THB	58,003	USD	1,529	(12)
JPMorgan Chase Bank	11/21/22	ILS	8,581	USD	2,651	227
JPMorgan Chase Bank	11/21/22 - 12/06/22	THB	200,769	USD	5,670	327
JPMorgan Chase Bank	11/22/22	CLP	832,176	USD	936	74
JPMorgan Chase Bank	11/30/22 - 12/20/22	PLN	15,032	USD	3,089	80
JPMorgan Chase Bank	12/01/22 - 12/12/22	USD	2,070	SEK	23,170	26
JPMorgan Chase Bank	12/05/22 - 12/08/22	CNY	50,842	USD	7,400	246
JPMorgan Chase Bank	12/12/22	USD	130	SGD	184	(2)
JPMorgan Chase Bank	12/12/22	USD	733	NOK	7,568	(37)
JPMorgan Chase Bank	12/12/22	USD	2,425	GBP	2,099	(81)
JPMorgan Chase Bank	12/12/22	USD	4,150	AUD	6,278	(110)
JPMorgan Chase Bank	12/12/22	USD	5,912	SEK	63,241	(187)
JPMorgan Chase Bank	12/12/22	CAD	7,673	USD	5,822	236
JPMorgan Chase Bank	12/12/22	CHF	7,727	USD	7,956	48
JPMorgan Chase Bank	12/12/22	AUD	9,802	USD	6,708	400
JPMorgan Chase Bank	12/12/22	NOK	13,702	USD	1,368	109
JPMorgan Chase Bank	12/12/22	SGD	15,437	USD	11,015	244
JPMorgan Chase Bank	12/12/22	NZD	18,978	USD	11,589	855
JPMorgan Chase Bank	12/12/22	KRW	1,194,780	USD	872	39
JPMorgan Chase Bank	12/15/22	MXN	23,636	USD	1,158	(2)
JPMorgan Chase Bank	12/15/22	MXN	95,746	USD	4,706	6
JPMorgan Chase Bank	01/06/23	JPY	355,700	USD	2,504	18
JPMorgan Chase Bank	01/13/23	USD	286	CNY	1,855	(24)
JPMorgan Chase Bank	04/13/23	CNY	1,855	USD	276	14
Merrill Lynch	10/04/22 - 11/03/22	BRL	14,150	USD	2,653	49
Merrill Lynch	10/13/22	USD	946	ZAR	15,632	(77)
Merrill Lynch	10/20/22	USD	1,757	CNH	12,518	—
Merrill Lynch	11/14/22	EUR	15,553	USD	14,949	(330)
Merrill Lynch	11/18/22	MXN	17,757	USD	862	(14)
Merrill Lynch	11/22/22	CLP	851,730	USD	879	(3)
Merrill Lynch	12/01/22	SEK	18,285	USD	1,687	34
Merrill Lynch	12/02/22	JPY	126,268	USD	884	6
Merrill Lynch	12/21/22	USD	867	INR	70,855	(4)
Midland Walwyn Capital Inc.	10/07/22	USD	161	MYR	748	1
Midland Walwyn Capital Inc.	10/07/22 - 11/07/22	USD	5,253	JPY	755,158	(21)
Midland Walwyn Capital Inc.	11/07/22	MYR	748	USD	161	—
Morgan Stanley	10/04/22	BRL	4,785	USD	944	60
Morgan Stanley	10/07/22	USD	185	PLN	870	(9)

SEI Institutional International Trust / Annual Report / September 30, 2022

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Morgan Stanley	10/07/22	USD	225	CAD	296	$(10)
Morgan Stanley	11/07/22	USD	240	AUD	375	1
Morgan Stanley	10/07/22	USD	247	AUD	370	(9)
Morgan Stanley	10/07/22	USD	538	HKD	4,225	—
Morgan Stanley	11/07/22	USD	119	NOK	1,300	—
Morgan Stanley	10/07/22 - 11/07/22	USD	456	NOK	4,764	(19)
Morgan Stanley	10/07/22 - 11/07/22	USD	721	SEK	8,138	13
Morgan Stanley	10/07/22	USD	486	CHF	480	2
Morgan Stanley	11/07/22	USD	732	CHF	715	(4)
Morgan Stanley	10/07/22 - 11/07/22	CHF	725	USD	739	2
Morgan Stanley	10/07/22	CHF	605	USD	612	(3)
Morgan Stanley	10/07/22 - 11/07/22	USD	1,782	GBP	1,639	49
Morgan Stanley	10/07/22	USD	869	GBP	762	(19)
Morgan Stanley	10/13/22	USD	870	ZAR	15,673	1
Morgan Stanley	10/07/22	USD	2,331	ZAR	39,820	(116)
Morgan Stanley	10/07/22	GBP	1,366	USD	1,590	65
Morgan Stanley	10/07/22 - 11/07/22	GBP	2,023	USD	2,196	(63)
Morgan Stanley	11/07/22	USD	1,196	NZD	2,121	3
Morgan Stanley	10/07/22 - 11/07/22	USD	2,481	NZD	4,175	(120)
Morgan Stanley	10/07/22 - 11/07/22	SEK	5,428	USD	478	(12)
Morgan Stanley	10/07/22 - 11/07/22	AUD	7,708	USD	5,060	103
Morgan Stanley	10/07/22	HKD	4,225	USD	539	—
Morgan Stanley	11/07/22	HKD	4,225	USD	539	—
Morgan Stanley	10/07/22 - 11/18/22	NZD	4,957	USD	2,993	190
Morgan Stanley	11/07/22	NZD	4,002	USD	2,257	(6)
Morgan Stanley	10/07/22	CZK	27,819	USD	1,128	19
Morgan Stanley	10/07/22 - 11/14/22	USD	48,235	EUR	50,284	1,037
Morgan Stanley	10/07/22	USD	3,056	EUR	3,070	(47)
Morgan Stanley	10/07/22 - 11/07/22	USD	62,900	JPY	9,053,572	(321)
Morgan Stanley	10/07/22 - 10/28/22	EUR	17,197	USD	17,267	403
Morgan Stanley	10/07/22 - 11/07/22	EUR	49,151	USD	47,231	(1,027)
Morgan Stanley	10/07/22	HUF	493,834	USD	1,208	65
Morgan Stanley	10/07/22 - 11/07/22	JPY	16,014,930	USD	113,472	2,639
Morgan Stanley	10/27/22	KRW	1,224,960	USD	924	70
Morgan Stanley	11/07/22	NOK	4,520	USD	418	3
Morgan Stanley	01/13/23	CNY	1,855	USD	289	27
Morgan Stanley	11/07/22	CNY	161,750	USD	22,617	(162)
Morgan Stanley	12/07/22	USD	899	SGD	1,265	(17)
Morgan Stanley	04/13/23	USD	290	CNY	1,855	(28)
National Bank of Australia	11/07/22	CAD	1,663	USD	1,212	1
RBC	10/07/22	AUD	185	USD	127	8
RBC	10/07/22	EUR	248	USD	248	5
RBC	10/07/22	GBP	436	USD	497	10
RBC	10/07/22	USD	709	CAD	930	(32)
RBC	10/07/22	USD	963	JPY	137,687	(11)
RBC	10/07/22	USD	2,766	MXN	55,985	17
RBC	10/07/22	CAD	12,475	USD	9,516	437
RBC	10/07/22	MXN	46,112	USD	2,278	(14)
RBC	10/07/22	JPY	115,981	USD	839	37
RBC	11/07/22	USD	522	JPY	75,262	(1)
RBS	10/27/22	USD	886	CAD	1,142	(55)

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

International Fixed Income Fund (Continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
RBS	11/17/22	GBP	10,867	USD	12,915	$778
RBS	12/02/22	USD	1,694	JPY	243,547	(1)
Sanford C. Bernstein & Co., LLC	10/07/22	USD	205	JPY	29,367	(2)
Sanford C. Bernstein & Co., LLC	10/07/22	EUR	745	USD	743	13
Sanford C. Bernstein & Co., LLC	10/07/22	MXN	3,850	USD	192	1
SCB Securities	10/07/22	USD	25	MYR	117	—
SCB Securities	11/07/22	MYR	117	USD	25	—
SCB Securities	11/07/22	JPY	534,193	USD	3,712	9
Standard Chartered	10/07/22	MYR	117	USD	26	1
Standard Chartered	10/07/22	NZD	130	USD	79	6
Standard Chartered	10/07/22	THB	58,003	USD	1,583	45
Standard Chartered	10/21/22	USD	1,875	TWD	55,860	(116)
Standard Chartered	10/27/22	USD	892	KRW	1,207,730	(50)
Standard Chartered	10/27/22	KRW	1,250,879	USD	878	6
State Street	10/07/22	EUR	121	USD	120	1
State Street	10/07/22	NZD	200	USD	123	9
State Street	10/07/22	USD	251	JPY	36,100	(2)
State Street	10/07/22	USD	268	EUR	276	3
State Street	10/07/22 - 11/07/22	USD	306	MXN	6,210	1
State Street	10/07/22	USD	365	NZD	610	(20)
State Street	10/07/22	AUD	555	USD	372	15
State Street	10/07/22	USD	1,005	AUD	1,475	(56)
State Street	10/07/22	USD	1,111	CHF	1,075	(19)
State Street	10/07/22	GBP	758	USD	880	34
State Street	11/07/22	GBP	452	USD	486	(19)
State Street	10/07/22 - 11/07/22	USD	2,614	GBP	2,377	40
State Street	10/07/22	USD	743	GBP	653	(14)
State Street	10/07/22	MXN	3,680	USD	180	(3)
State Street	10/07/22 - 11/07/22	USD	8,362	CAD	11,458	(23)
State Street	10/07/22 - 11/07/22	CAD	11,358	USD	8,301	35
State Street	10/07/22	JPY	70,600	USD	495	7
State Street	11/07/22	EUR	3,321	USD	3,262	1
TD Securities	10/07/22	USD	418	CAD	551	(17)
TD Securities	10/07/22	USD	447	AUD	651	(28)
TD Securities	10/07/22	NZD	4,621	USD	2,834	220
TD Securities	10/07/22	AUD	6,394	USD	4,386	275
TD Securities	10/07/22	GBP	17,244	USD	20,045	795
UBS	10/07/22	USD	179	TRY	3,350	1
UBS	10/07/22	USD	250	GBP	217	(8)
UBS	10/07/22	USD	262	AUD	389	(12)
UBS	10/07/22	CAD	335	USD	246	2
UBS	10/07/22	CHF	365	USD	371	—
UBS	10/07/22	USD	490	NOK	5,360	2
UBS	10/07/22	USD	526	JPY	75,735	(2)
UBS	11/07/22	GBP	219	USD	246	1
UBS	10/07/22 - 11/07/22	GBP	339	USD	364	(14)
UBS	10/07/22	CHF	720	USD	741	9
UBS	10/07/22 - 11/07/22	USD	853	EUR	867	(3)
UBS	10/07/22	EUR	874	USD	870	14
UBS	10/07/22	AUD	1,100	USD	748	41

SEI Institutional International Trust / Annual Report / September 30, 2022

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
UBS	11/07/22	USD	243	CHF	240	$1
UBS	10/07/22	USD	862	CHF	845	(3)
UBS	10/07/22	JPY	230,000	USD	1,612	22
UBS	10/20/22	AUD	9,908	USD	6,845	474
UBS	11/07/22	USD	178	PLN	900	4
UBS	11/07/22	USD	239	GBP	224	11
UBS	11/07/22	PLN	905	USD	182	—
UBS	11/07/22	USD	2,701	MXN	54,685	1
UBS	11/07/22	NOK	5,360	USD	490	(2)
UBS	11/07/22	SEK	5,450	USD	487	(5)
UBS	11/07/22	MXN	46,112	USD	2,278	(1)
UBS	11/18/22	MXN	18,048	USD	878	(12)
UBS	12/02/22	USD	630	JPY	89,131	(10)
UBS	12/07/22	USD	1,553	CHF	1,512	(6)
UBS	12/07/22	CHF	2,377	USD	2,477	46
Westpac Banking	11/07/22	USD	1,397	EUR	1,432	9
						$11,684

A list of the open OTC swap agreements held by the Fund at September 30, 2022, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Thousands)
Deutsche Bank	China 7-Day Reverse Repo Rate	2.985%	Quarterly	06/03/2024	CNY	23,220	$59	$–	$59
Deutsche Bank	China 7-Day Reverse Repo Rate	2.755%	Quarterly	09/09/2024	CNY	31,000	63	–	63
							$122	$–	$122

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2022, is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
2.00%	Daily GBP Overnight Index Ave (SONIA) Rate	Annually	03/31/2024	GBP	1,400	$73	$–	$73
3-MONTH NZD RATE	2.58%	Quarterly	11/01/2024	NZD	980	(23)	–	(23)
3-MONTH NZD RATE	2.0525%	Quarterly	11/02/2024	NZD	2,620	(65)	–	(65)
2.8%	Overnight CNY Interbank Deposit Rate	Quarterly	04/02/2026	CNY	12,090	25	–	25
1.897%	Daily GBP Overnight Index Ave (SONIA) Rate	Annually	03/31/2027	GBP	1,150	163	–	163
2.0339%	Daily GBP Overnight Index Ave (SONIA) Rate	Annually	05/10/2027	GBP	1,082	149	–	149
2.055%	FLOATING	Annually	05/11/2027	GBP	828	115	–	115
CNY/REPO/1W/CNRR007/0.00000	2.3493%	Quarterly	08/05/2027	CNY	48,010	40	–	40
CNY/REPO/1W/CNRR007/0.00000	2.4003%	Quarterly	08/11/2027	CNY	7,840	4	–	4
6-MONTH EURIBOR	1.5455%	Annually	08/18/2027	EUR	7,610	(435)	–	(435)
6-MONTH EURIBOR	1.7940%	Annually	08/18/2032	EUR	3,720	(370)	–	(370)
1.395%	Daily GBP Overnight Index Ave (SONIA) Rate	Annually	10/03/2047	GBP	230	98	(46)	144

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

International Fixed Income Fund (Concluded)

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
2.8945%	Daily GBP Overnight Index Ave (SONIA) Rate	Annually	09/07/2052	GBP	150	$22	$–	$22
Daily GBP Overnight Index Ave (SONIA) Rate	2.9865%	Annually	09/15/2052	GBP	570	(76)	–	(76)
						$(280)	$(46)	$(234)

Percentages are based on Net Assets of $483,133 ($ Thousands).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2022, the value of these securities amounted to $58,953 ($ Thousands), representing 12.2% of the Net Assets of the Fund.

(B)	No interest rate available.
(C)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(D)	Zero coupon security.
(E)	Perpetual security with no stated maturity date.
(F)	Interest rate represents the security's effective yield at the time of purchase.
(G)	Security, or a portion thereof, has been pledged as collateral on open futures contracts. The total market value of such securities as of September 30, 2022 was $1,497 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Global Bonds	–	442,823	–	442,823
U.S. Treasury Obligations	–	20,469	–	20,469
Asset-Backed Securities	–	1,167	–	1,167
Mortgage-Backed Securities	–	89	–	89
Total Investments in Securities	–	464,548	–	464,548

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	2,646	–	–	2,646
Unrealized Depreciation	(1,299)	–	–	(1,299)
Forwards Contracts*
Unrealized Appreciation	–	19,284	–	19,284
Unrealized Depreciation	–	(7,600)	–	(7,600)
OTC Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	122	–	122
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	735	–	735
Unrealized Depreciation	–	(969)	–	(969)
Total Other Financial Instruments	1,347	11,572	–	12,919

*	Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instruments.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Emerging Markets Debt Fund

†Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS — 92.4%
Angola — 1.3%
Angolan Government International Bond
9.500%, 11/12/2025		$325	$303
9.375%, 05/08/2048		3,350	2,262
8.750%, 04/14/2032		2,104	1,556
8.750%, 04/14/2032 (A)		2,813	2,080
8.250%, 05/09/2028 (A)		2,182	1,716
8.250%, 05/09/2028		1,085	853
Angolan Government International Bond MTN
9.125%, 11/26/2049 (A)		828	557
9.125%, 11/26/2049		409	275
8.000%, 11/26/2029 (B)		1,277	958
8.000%, 11/26/2029 (A)		731	548
Republic of Angola Via Avenir II BV MTN
7.845%, ICE LIBOR USD 6 Month + 7.500%, 07/01/2023 (C)		2,476	2,486
Republic of Angola Via Avenir Issuer II Ireland DAC
6.927%, 02/19/2027		2,668	2,388
			15,982

Argentina — 1.0%
Argentine Republic Government International Bond
3.875%, 01/09/2038 (D)		124	29
3.500%, 07/09/2041 (D)		10,230	2,181
1.500%, 07/09/2035 (D)		30,747	5,562
1.500%, 07/09/2046 (D)		1,056	200
1.000%, 07/09/2029		1,117	214
0.500%, 07/09/2029	EUR	13	2
0.500%, 07/09/2030 (D)		$11,905	2,375
0.125%, 07/09/2030	EUR	403	73
MSU Energy
6.875%, 02/01/2025 (A)		$285	185
Provincia de Buenos Aires MTN
3.000%, 09/01/2037 (D)	EUR	666	138

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Provincia de Cordoba
6.875%, 12/10/2025 (A)(D)		$540	$409
YPF
8.750%, 04/04/2024 (A)		507	430
			11,798

Armenia — 0.0%
Republic of Armenia International Bond
3.600%, 02/02/2031 (B)		805	544

Azerbaijan — 1.0%
Republic of Azerbaijan International Bond (B)
5.125%, 09/01/2029		2,045	1,866
3.500%, 09/01/2032		1,624	1,307
Southern Gas Corridor CJSC
6.875%, 03/24/2026 (A)(B)		1,132	1,113
6.875%, 03/24/2026		5,562	5,471
State Oil of the Azerbaijan Republic
6.950%, 03/18/2030		2,380	2,308
6.950%, 03/18/2030		230	223
			12,288

Bahamas — 0.1%
Bahamas Government International Bond
6.000%, 11/21/2028		950	570

Bahrain — 0.5%
Bahrain Government International Bond
5.450%, 09/16/2032		4,179	3,333
Bahrain Government International Bond MTN
4.250%, 01/25/2028 (B)		797	696
CBB International Sukuk Programme WLL
3.875%, 05/18/2029 (A)		1,094	959
Oil and Gas Holding BSCC
8.375%, 11/07/2028 (A)		560	551
8.375%, 11/07/2028		250	246
7.625%, 11/07/2024 (A)		220	218
			6,003

Belarus — 0.1%
Development Bank of the Republic of Belarus JSC
6.750%, 05/02/2024		972	185
Republic of Belarus International Bond
5.875%, 02/24/2026		1,564	383
			568

Benin — 0.2%
Benin Government International Bond
6.875%, 01/19/2052	EUR	158	97
4.950%, 01/22/2035		389	240
4.875%, 01/19/2032 (A)		2,449	1,632

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
4.875%, 01/19/2032	EUR	102	$68
			2,037

Bermuda — 0.3%
Bermuda Government International Bond
5.000%, 07/15/2032 (A)		$896	851
5.000%, 07/15/2032		409	388
4.750%, 02/15/2029		2,067	1,986
3.717%, 01/25/2027		774	725
2.375%, 08/20/2030		221	176
			4,126

Brazil — 7.0%
Braskem Netherlands Finance BV
5.875%, 01/31/2050 (A)(B)		904	640
Brazil Letras do Tesouro Nacional
0.000%, 07/01/2023 (E)	BRL	14,000	2,357
0.000%, 01/01/2024 (E)		58,000	9,230
0.000%, 01/01/2025 (E)		34,000	4,929
Brazil Loan Trust 1
5.477%, 07/24/2023 (A)		$57	56
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/2028		788	761
5.333%, 02/15/2028		616	595
5.333%, 02/15/2028 (A)		134	130
Brazil Notas do Tesouro Nacional, Serie B
6.000%, 05/15/2035	BRL	268	200
6.000%, 05/15/2045		119	89
6.000%, 08/15/2050		519	387
Brazil Notas do Tesouro Nacional, Serie F
10.000%, 01/01/2023		45,091	8,263
10.000%, 01/01/2025		68,290	12,211
10.000%, 01/01/2027		66,279	11,572
10.000%, 01/01/2029		50,353	8,568
10.000%, 01/01/2031		25,306	4,221
10.000%, 01/01/2033		3,882	653
Brazilian Government International Bond
5.625%, 01/07/2041 (B)		$757	611
5.625%, 02/21/2047		1,389	1,069
5.000%, 01/27/2045 (B)		2,079	1,509
4.750%, 01/14/2050		3,213	2,185
3.750%, 09/12/2031		4,057	3,279
2.875%, 06/06/2025		3,491	3,264
Centrais Eletricas Brasileiras
4.625%, 02/04/2030 (A)		226	189
CSN Inova Ventures
6.750%, 01/28/2028 (A)		592	513
CSN Resources
4.625%, 06/10/2031 (A)		625	426
Gol Finance
7.000%, 01/31/2025 (A)		998	468
Iochpe-Maxion Austria GmbH
5.000%, 05/07/2028 (A)		620	473

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
MC Brazil Downstream Trading SARL
7.250%, 06/30/2031 (A)		$1,225	$922
7.250%, 06/30/2031		350	263
Minerva Luxembourg
4.375%, 03/18/2031 (A)		297	225
MV24 Capital BV
6.748%, 06/01/2034 (A)		369	312
Nexa Resources
5.375%, 05/04/2027 (A)		2,591	2,293
Suzano Austria GmbH (A)
7.000%, 03/16/2047		399	363
6.000%, 01/15/2029		288	268
5.000%, 01/15/2030		494	428
			83,922

Cameroon — 0.0%
Republic of Cameroon International Bond
5.950%, 07/07/2032	EUR	543	350

Cayman Islands — 0.1%
Neon Capital MTN
2.015%, 01/06/2028 (C)	JPY	245,168	1,320

Chile — 1.7%
Alfa Desarrollo SpA
4.550%, 09/27/2051 (A)		$226	149
ATP Tower Holdings LLC
4.050%, 04/27/2026 (A)		255	202
Banco de Credito e Inversiones
3.500%, 10/12/2027 (A)		1,046	945
Bonos de la Tesoreria de la Republica
1.900%, 09/01/2030	CLP	628,173	629
Bonos de la Tesoreria de la Republica en pesos
6.000%, 01/01/2043		375,000	357
5.000%, 10/01/2028 (A)		1,115,000	1,071
5.000%, 03/01/2035		390,000	346
4.700%, 09/01/2030 (A)		1,260,000	1,156
4.500%, 03/01/2026		1,015,000	973
2.800%, 10/01/2033 (A)		640,000	470
Cencosud
4.375%, 07/17/2027 (A)		$1,819	1,652
Chile Government International Bond
4.340%, 03/07/2042 (B)		547	434
4.000%, 01/31/2052		287	209
3.625%, 10/30/2042		925	664
3.500%, 01/31/2034		228	186
3.250%, 09/21/2071		687	392
3.100%, 05/07/2041		243	165
3.100%, 01/22/2061		308	178
2.750%, 01/31/2027		1,303	1,173
2.550%, 01/27/2032 (B)		893	700
2.550%, 07/27/2033 (B)		7,743	5,796

SEI Institutional International Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
2.450%, 01/31/2031		$236	$189
1.875%, 05/27/2030	EUR	230	187
Empresa de los Ferrocarriles del Estado
3.830%, 09/14/2061		$350	234
Empresa Nacional del Petroleo
5.250%, 11/06/2029		749	692
3.450%, 09/16/2031 (A)		331	259
Nacional del Cobre de Chile
3.750%, 01/15/2031 (A)		234	199
3.700%, 01/30/2050 (A)		452	299
3.150%, 01/14/2030		600	500
3.000%, 09/30/2029		224	188
			20,594

China — 5.6%
Blossom Joy
3.100% (C)(F)		202	190
China Government Bond
3.810%, 09/14/2050	CNY	5,900	917
3.720%, 04/12/2051		3,000	460
3.530%, 10/18/2051		11,400	1,706
3.280%, 12/03/2027		48,650	7,104
3.270%, 11/19/2030		55,330	8,111
3.020%, 10/22/2025		37,700	5,423
3.020%, 05/27/2031		1,500	214
2.890%, 11/18/2031		40,670	5,756
2.880%, 11/05/2023		25,000	3,561
2.850%, 06/04/2027		46,160	6,596
2.800%, 03/24/2029		10,930	1,547
2.760%, 05/15/2032		1,080	152
2.750%, 06/15/2029		3,000	424
2.750%, 02/17/2032		3,000	420
2.690%, 08/12/2026		4,000	568
2.240%, 05/25/2025		3,000	422
1.990%, 04/09/2025		60,830	8,511
China Government International Bond
3.250%, 10/19/2023		$1,592	1,578
1.875%, 12/03/2022		200	199
1.250%, 10/26/2026 (A)		1,460	1,306
0.550%, 10/21/2025		1,150	1,026
0.400%, 10/21/2023 (B)		2,410	2,314
China Minmetals
3.750% (C)(F)		1,647	1,645
Chinalco Capital Holdings
4.100% (C)(F)		224	218
2.125%, 06/03/2026		173	156
CNAC HK Finbridge
5.125%, 03/14/2028		246	237
4.125%, 07/19/2027		1,363	1,269
3.000%, 09/22/2030		561	453
Dianjian Haiyu
4.300% (C)(F)		204	200

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Dianjian International Finance
4.600% (C)(F)		$303	$300
Huarong Finance II MTN
5.500%, 01/16/2025		229	206
Leader Goal International Ltd MTN
4.250% (C)(F)		212	211
Meituan
3.050%, 10/28/2030 (B)		204	135
Minmetals Bounteous Finance BVI
3.375% (C)(F)		805	771
Powerchina Roadbridge Group British Virgin Islands
3.080% (C)(F)		285	261
Prosus NV MTN
3.061%, 07/13/2031 (A)		907	623
Shimao Group Holdings
5.600%, 07/15/2026		1,949	232
5.200%, 01/30/2025 (B)		1,406	169
Tencent Holdings Ltd MTN
3.240%, 06/03/2050 (A)		450	273
Wanda Properties International
7.250%, 01/29/2024		600	420
Wanda Properties Overseas
6.950%, 12/05/2022		200	189
6.875%, 07/23/2023		232	184
			66,657

Colombia — 4.9%
AI Candelaria Spain
7.500%, 12/15/2028 (A)		975	841
Colombia Government International Bond
9.850%, 06/28/2027	COP	5,060,000	977
7.375%, 09/18/2037 (B)		$260	225
6.125%, 01/18/2041		3,138	2,306
5.625%, 02/26/2044		132	87
5.200%, 05/15/2049		3,364	2,074
5.000%, 06/15/2045		3,397	2,056
4.500%, 03/15/2029 (B)		2,077	1,704
4.375%, 03/21/2023	COP	2,871,000	599
4.125%, 02/22/2042		$3,224	1,833
4.125%, 05/15/2051 (B)		1,675	899
3.875%, 04/25/2027		763	647
3.875%, 02/15/2061		822	419
3.250%, 04/22/2032		2,555	1,727
3.125%, 04/15/2031		332	230
3.000%, 01/30/2030		2,945	2,110
Colombian TES
10.000%, 07/24/2024	COP	9,150,800	1,938
9.250%, 05/28/2042		11,156,000	1,792
7.750%, 09/18/2030		4,918,900	811
7.500%, 08/26/2026		30,231,300	5,624
7.250%, 10/18/2034		20,633,000	3,003
7.250%, 10/26/2050		4,553,000	573

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
7.000%, 03/26/2031	COP	31,776,700	$4,909
7.000%, 03/26/2031		1,211,900	187
7.000%, 06/30/2032		26,128,900	3,905
6.250%, 11/26/2025		17,313,500	3,207
6.250%, 07/09/2036		7,144,600	909
6.000%, 04/28/2028		14,454,100	2,343
5.750%, 11/03/2027		22,541,100	3,703
3.000%, 03/25/2033		1,051,100	581
2.250%, 04/18/2029		883,500	512
Ecopetrol
6.875%, 04/29/2030		$492	413
5.875%, 11/02/2051		346	205
Empresas Publicas de Medellin ESP (A)
8.375%, 11/08/2027	COP	2,351,000	382
7.625%, 09/10/2024		3,116,000	599
Financiera de Desarrollo Territorial Findeter
7.875%, 08/12/2024 (A)		1,127,000	220
7.875%, 08/12/2024		884,000	173
Geopark
5.500%, 01/17/2027 (A)(B)		$974	760
Gran Tierra Energy
7.750%, 05/23/2027 (A)		293	228
Grupo Aval
4.375%, 02/04/2030 (A)		812	588
Millicom International Cellular (A)
6.250%, 03/25/2029		288	244
5.125%, 01/15/2028		508	423
SierraCol Energy Andina
6.000%, 06/15/2028 (A)		1,237	804
			57,770

Costa Rica — 0.2%
Costa Rica Government International Bond
7.158%, 03/12/2045		387	326
7.000%, 04/04/2044		1,229	1,021
7.000%, 04/04/2044		230	191
6.125%, 02/19/2031 (B)		797	729
			2,267

Czech Republic — 2.2%
Czech Republic Government Bond
6.000%, 02/26/2026	CZK	72,840	2,932
4.200%, 12/04/2036		7,740	273
2.750%, 07/23/2029		91,430	3,098
2.500%, 08/25/2028		168,950	5,753
2.400%, 09/17/2025		165,160	5,993
2.000%, 10/13/2033		38,630	1,115
1.250%, 02/14/2025		48,060	1,715
1.200%, 03/13/2031		29,710	850
1.000%, 06/26/2026		46,200	1,564
0.950%, 05/15/2030		5,750	166
0.250%, 02/10/2027		44,470	1,413

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
0.050%, 11/29/2029	CZK	49,560	$1,361
			26,233

Dominican Republic — 1.4%
Dominican Republic International Bond
9.750%, 06/05/2026	DOP	19,150	346
7.450%, 04/30/2044		$2,443	2,049
7.450%, 04/30/2044 (A)		687	576
6.850%, 01/27/2045 (B)		1,386	1,077
6.500%, 02/15/2048		2,764	2,036
6.400%, 06/05/2049		1,171	843
6.000%, 02/22/2033 (A)		1,498	1,217
6.000%, 02/22/2033 (B)		3,727	3,029
5.875%, 04/18/2024 (A)		47	47
5.875%, 01/30/2060		3,002	1,978
5.500%, 02/22/2029		927	798
5.300%, 01/21/2041		1,551	1,048
4.500%, 01/30/2030		1,873	1,472
4.500%, 01/30/2030 (A)		206	162
			16,678

Ecuador — 0.8%
Ecuador Government International Bond
6.699%, 07/31/2030 (A)(E)		1,613	463
5.500%, 07/31/2030 (A)(D)		5,547	2,612
5.500%, 07/31/2030 (D)		1,047	493
2.500%, 07/31/2035 (A)(D)		2,985	982
2.500%, 07/31/2035 (D)		12,129	3,992
1.500%, 07/31/2040 (B)(D)		2,884	843
1.500%, 07/31/2040 (A)(D)		1,768	517
			9,902

Egypt — 2.0%
Egypt Government Bond
14.664%, 10/06/2030	EGP	4,750	203
14.556%, 10/13/2027		11,537	510
14.406%, 07/07/2027		17,842	788
14.382%, 01/12/2031		4,531	190
14.292%, 01/05/2028		19,000	828
Egypt Government International Bond
16.100%, 05/07/2029		14,920	688
8.875%, 05/29/2050 (A)		$2,766	1,532
8.875%, 05/29/2050		1,650	914
8.700%, 03/01/2049		1,190	657
8.700%, 03/01/2049 (A)		529	292
7.903%, 02/21/2048		854	444
7.903%, 02/21/2048 (A)		290	151
7.625%, 05/29/2032 (A)		2,092	1,259
7.625%, 05/29/2032 (B)		3,855	2,320
6.588%, 02/21/2028 (A)		429	300
Egypt Government International Bond MTN
8.500%, 01/31/2047 (A)		830	460
8.500%, 01/31/2047		2,691	1,492
8.150%, 11/20/2059		539	290

SEI Institutional International Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
7.600%, 03/01/2029 (A)		$583	$407
7.600%, 03/01/2029		200	140
7.500%, 02/16/2061 (A)		658	338
7.300%, 09/30/2033 (A)		3,223	1,854
7.300%, 09/30/2033		3,000	1,726
7.053%, 01/15/2032 (A)(B)		1,152	694
6.375%, 04/11/2031 (A)	EUR	1,327	754
6.375%, 04/11/2031		2,720	1,546
5.800%, 09/30/2027 (B)		$1,132	792
5.800%, 09/30/2027 (A)		498	349
5.625%, 04/16/2030	EUR	732	415
4.750%, 04/11/2025		457	352
4.750%, 04/11/2025 (A)		443	341
4.750%, 04/16/2026		670	463
			23,489

El Salvador — 0.3%
El Salvador Government International Bond
9.500%, 07/15/2052		$6,373	2,165
8.625%, 02/28/2029		1,328	478
8.250%, 04/10/2032		965	346
7.625%, 02/01/2041 (A)		545	172
7.625%, 02/01/2041 (B)		527	167
7.125%, 01/20/2050		640	202
6.375%, 01/18/2027 (A)		838	308
			3,838

Ethiopia — 0.0%
Ethiopia International Bond
6.625%, 12/11/2024 (A)		477	240
6.625%, 12/11/2024		400	201
			441

Gabon — 0.3%
Gabon Government International Bond
7.000%, 11/24/2031 (A)		3,224	2,117
6.625%, 02/06/2031 (A)		1,158	759
6.625%, 02/06/2031		240	157
6.375%, 12/12/2024 (A)		481	438
			3,471

Georgia — 0.0%
Georgia Government International Bond
2.750%, 04/22/2026		480	408

Ghana — 0.8%
Ghana Government International Bond
10.750%, 10/14/2030 (A)(B)		786	568
10.750%, 10/14/2030		4,824	3,488
8.950%, 03/26/2051 (A)		613	225
8.875%, 05/07/2042		1,286	473
8.750%, 03/11/2061		693	253
8.750%, 03/11/2061 (A)		23	8
8.625%, 04/07/2034		2,756	1,017

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
7.875%, 02/11/2035		$1,318	$488
7.875%, 02/11/2035 (A)		425	157
7.750%, 04/07/2029 (B)		870	328
7.625%, 05/16/2029		2,188	832
6.375%, 02/11/2027 (A)		451	179
Republic of Ghana Government Bonds
20.750%, 03/06/2023	GHS	1,920	173
19.250%, 12/18/2023		4,011	317
Tullow Oil (A)
10.250%, 05/15/2026		$351	297
7.000%, 03/01/2025		1,241	802
			9,605

Guatemala — 0.5%
CT Trust
5.125%, 02/03/2032 (A)(B)		962	724
Guatemala Government Bond
5.375%, 04/24/2032		540	469
5.250%, 08/10/2029 (A)		2,189	1,961
5.250%, 08/10/2029		200	179
4.900%, 06/01/2030		1,385	1,210
4.650%, 10/07/2041		971	680
4.500%, 05/03/2026		185	174
3.700%, 10/07/2033		700	508
3.700%, 10/07/2033 (A)(B)		226	164
			6,069

Honduras — 0.1%
Honduras Government International Bond
6.250%, 01/19/2027		326	267
5.625%, 06/24/2030		1,407	1,013
			1,280

Hong Kong — 0.1%
NWD
4.125%, 07/18/2029		757	611

Hungary — 0.5%
Hungary Government International Bond
5.500%, 06/16/2034		381	321
5.250%, 06/16/2029		432	390
5.250%, 06/16/2029 (A)		378	341
3.125%, 09/21/2051		3,571	1,887
2.125%, 09/22/2031		1,810	1,236
1.750%, 06/05/2035	EUR	1,812	1,098
1.500%, 11/17/2050		552	248
			5,521

India — 0.4%
Adani Electricity Mumbai
3.949%, 02/12/2030 (A)		$540	408
Export-Import Bank of India MTN
3.250%, 01/15/2030		1,060	884
2.250%, 01/13/2031		615	461

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Greenko Power II MTN
4.300%, 12/13/2028		$500	$392
Network i2i
5.650%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.277% (A)(C)(F)		260	237
Power Finance MTN
3.950%, 04/23/2030 (A)		569	478
Reliance Industries (A)
3.625%, 01/12/2052		671	421
2.875%, 01/12/2032		800	627
Vedanta Resources
7.125%, 05/31/2023		200	185
Vedanta Resources Finance II
13.875%, 01/21/2024 (A)		286	239
8.950%, 03/11/2025		540	367
			4,699

Indonesia — 6.0%
Freeport Indonesia
6.200%, 04/14/2052 (A)		662	508
Freeport Indonesia MTN
5.315%, 04/14/2032 (A)		1,099	909
Indonesia Asahan Aluminium Persero (A)
5.800%, 05/15/2050		1,165	877
5.710%, 11/15/2023		618	616
4.750%, 05/15/2025		240	234
Indonesia Government International Bond
8.500%, 10/12/2035		1,265	1,534
4.750%, 02/11/2029		119	115
4.650%, 09/20/2032 (B)		464	435
4.300%, 03/31/2052		311	237
4.150%, 09/20/2027		372	353
3.550%, 03/31/2032		249	216
3.500%, 01/11/2028		1,859	1,687
3.050%, 03/12/2051 (B)		1,187	787
2.850%, 02/14/2030		2,929	2,509
2.150%, 07/28/2031 (B)		1,973	1,537
1.400%, 10/30/2031	EUR	520	379
1.300%, 03/23/2034		514	337
1.100%, 03/12/2033		690	461
Indonesia Government International Bond MTN
5.250%, 01/17/2042		$3,260	2,944
5.125%, 01/15/2045		333	291
4.625%, 04/15/2043		698	592
3.750%, 06/14/2028	EUR	1,057	985
Indonesia Treasury Bond
9.000%, 03/15/2029	IDR	36,550,000	2,605
8.750%, 05/15/2031		47,748,000	3,378
8.375%, 03/15/2024		20,173,000	1,363
8.375%, 03/15/2034		63,445,000	4,420
8.375%, 04/15/2039		44,180,000	3,110

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
8.250%, 05/15/2029	IDR	34,660,000	$2,386
8.250%, 06/15/2032		12,030,000	832
8.250%, 05/15/2036		74,289,000	5,127
8.125%, 05/15/2024		77,240,000	5,212
7.500%, 08/15/2032		26,770,000	1,763
7.500%, 06/15/2035		17,596,000	1,156
7.500%, 05/15/2038		22,482,000	1,481
7.500%, 04/15/2040		30,705,000	2,023
7.125%, 06/15/2042		13,000,000	830
7.000%, 05/15/2027		28,700,000	1,884
7.000%, 09/15/2030		28,348,000	1,824
6.500%, 06/15/2025		5,895,000	383
6.500%, 02/15/2031		29,150,000	1,809
6.375%, 04/15/2032		47,056,000	2,873
5.125%, 04/15/2027		34,000,000	2,094
Medco Bell Pte
6.375%, 01/30/2027 (A)(B)		$466	374
Minejesa Capital BV (A)
5.625%, 08/10/2037		995	711
4.625%, 08/10/2030		386	318
Pertamina Persero MTN
3.650%, 07/30/2029 (A)		1,035	896
Perusahaan Listrik Negara
1.875%, 11/05/2031 (A)	EUR	891	629
Perusahaan Listrik Negara MTN
6.150%, 05/21/2048		$740	612
6.150%, 05/21/2048 (A)		657	543
4.375%, 02/05/2050 (A)		265	170
Perusahaan Penerbit SBSN Indonesia III
4.700%, 06/06/2032		355	333
Perusahaan Perseroan Persero Perusahaan Listrik Negara
4.875%, 07/17/2049		311	217
Perusahaan Perseroan Persero Perusahaan Listrik Negara MTN
5.250%, 05/15/2047		480	354
3.375%, 02/05/2030		750	604
3.000%, 06/30/2030 (B)		565	438
			71,295

Iraq — 0.1%
Iraq International Bond
5.800%, 01/15/2028		859	704

Israel — 0.5%
Bank Leumi Le-Israel
3.275%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 1.631%, 01/29/2031 (A)(C)		431	365
Israel Government Bond - Fixed
1.300%, 04/30/2032	ILS	16,370	3,848
Leviathan Bond
6.750%, 06/30/2030 (A)		$394	352

SEI Institutional International Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
State of Israel
4.500%, 04/03/2120		$1,199	$973
3.800%, 05/13/2060		200	151
			5,689

Ivory Coast — 0.4%
Ivory Coast Government International Bond
6.875%, 10/17/2040	EUR	1,619	992
6.625%, 03/22/2048		3,715	2,138
6.625%, 03/22/2048		795	458
6.625%, 03/22/2048 (A)		523	301
5.875%, 10/17/2031 (A)		205	145
5.250%, 03/22/2030		720	514
4.875%, 01/30/2032		370	242
			4,790

Jamaica — 0.1%
Digicel International Finance (A)
8.750%, 05/25/2024		$530	485
8.750%, 05/25/2024		435	398
			883

Jordan — 0.2%
Jordan Government International Bond
7.750%, 01/15/2028 (A)		932	880
7.375%, 10/10/2047 (B)		667	486
7.375%, 10/10/2047 (A)		228	166
5.850%, 07/07/2030 (A)		559	454
5.850%, 07/07/2030		505	410
4.950%, 07/07/2025 (B)		270	249
			2,645

Kazakhstan — 1.5%
Development Bank of Kazakhstan JSC
4.125%, 12/10/2022		770	768
2.950%, 05/06/2031 (B)		1,130	879
2.950%, 05/06/2031 (A)		465	362
Kazakhstan Government International Bond
4.875%, 10/14/2044 (A)		993	764
4.875%, 10/14/2044		2,204	1,696
Kazakhstan Government International Bond MTN
6.500%, 07/21/2045 (A)		3,697	3,415
2.375%, 11/09/2028	EUR	350	302
KazMunayGas National JSC
6.375%, 10/24/2048 (A)		$720	501
6.375%, 10/24/2048		200	139
5.750%, 04/19/2047 (A)		2,292	1,525
5.750%, 04/19/2047		63	42
5.375%, 04/24/2030 (A)		984	779
5.375%, 04/24/2030		4,706	3,726
3.500%, 04/14/2033		1,818	1,194
3.500%, 04/14/2033 (A)		212	139

Description	Face Amount (Thousands)	Market Value ($ Thousands)
GLOBAL BONDS (continued)
KazTransGas JSC
4.375%, 09/26/2027	$1,015	$858
4.375%, 09/26/2027 (A)	165	139
Tengizchevroil Finance International
3.250%, 08/15/2030 (A)	450	320
2.625%, 08/15/2025	200	165
		17,713

Kenya — 0.4%
Kenya Government International Bond
8.250%, 02/28/2048	801	482
8.000%, 05/22/2032 (B)	1,548	1,046
8.000%, 05/22/2032 (A)(B)	301	203
7.000%, 05/22/2027 (B)	1,914	1,468
7.000%, 05/22/2027 (A)	493	378
6.875%, 06/24/2024 (A)	662	561
6.300%, 01/23/2034	540	329
		4,467

Kuwait — 0.1%
Meglobal Canada ULC MTN
5.875%, 05/18/2030 (A)	222	220
NBK SPC
1.625%, U.S. SOFR + 1.050%, 09/15/2027 (A)(C)	680	583
NBK Tier 1 Financing 2
4.500%, CMTUSD6Y + 2.832% (A)(C)(F)	513	458
		1,261

Lebanon — 0.3%
Lebanon Government International Bond
8.250%, 05/17/2034 (G)	7,412	417
8.200%, 05/17/2033 (G)	2,700	156
6.850%, 03/23/2027 (G)	742	43
6.750%, 11/29/2027 (G)	1,123	65
6.650%, 04/22/2024 (G)	2,250	130
6.000%, 01/27/2023 (G)	560	32
Lebanon Government International Bond MTN
8.250%, 12/31/2023 (G)	11,902	716
7.000%, 03/20/2028 (G)	2,048	118
6.850%, 05/25/2029 (G)	1,996	115
6.650%, 02/26/2030 (G)	3,095	178
6.600%, 11/27/2026 (G)	1,613	93
6.400%, 05/26/2023 (G)	2,649	159
6.375%, 12/31/2023 (G)	5,489	302
6.150%, 12/31/2023 (G)	5,287	291
6.100%, 10/04/2022 (G)	9,077	513
6.100%, 10/04/2022 (G)	569	32
5.800%, 04/14/2023 (G)	6,672	367
		3,727

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Macau — 0.0%
Studio City Finance (A)
6.500%, 01/15/2028		$371	$181
6.000%, 07/15/2025		87	48
			229

Malaysia — 6.2%
1MDB Global Investments
4.400%, 03/09/2023		3,600	3,448
4.400%, 03/09/2023		6,400	6,130
Malaysia Government Bond
5.248%, 09/15/2028	MYR	3,617	817
4.935%, 09/30/2043		2,200	469
4.921%, 07/06/2048		3,070	648
4.762%, 04/07/2037		200	43
4.696%, 10/15/2042		2,800	589
4.642%, 11/07/2033		500	107
4.392%, 04/15/2026		3,480	760
4.254%, 05/31/2035		16,524	3,368
4.232%, 06/30/2031		1,200	253
4.181%, 07/15/2024		4,186	911
4.065%, 06/15/2050		3,119	576
4.059%, 09/30/2024		8,780	1,910
3.955%, 09/15/2025		35,156	7,595
3.906%, 07/15/2026		17,274	3,707
3.900%, 11/30/2026		4,085	876
3.899%, 11/16/2027		3,026	646
3.885%, 08/15/2029		7,420	1,554
3.882%, 03/14/2025		26,583	5,746
3.828%, 07/05/2034		32,019	6,348
3.800%, 08/17/2023		17,826	3,867
3.757%, 04/20/2023		1,500	325
3.757%, 05/22/2040		19,430	3,624
3.733%, 06/15/2028		22,341	4,672
3.582%, 07/15/2032		4,537	911
3.502%, 05/31/2027		8,086	1,701
3.480%, 03/15/2023		5,486	1,187
3.478%, 06/14/2024		4,234	912
2.632%, 04/15/2031		20,421	3,815
Malaysia Government Investment Issue
4.369%, 10/31/2028		1,200	259
4.119%, 11/30/2034		1,248	257
4.070%, 09/30/2026		6,500	1,406
Malaysia Wakala Sukuk
2.070%, 04/28/2031		$1,230	1,032
Petronas Capital MTN
4.550%, 04/21/2050		1,401	1,246
3.500%, 04/21/2030		819	746
2.480%, 01/28/2032		1,924	1,578
			74,039

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Mexico — 9.9%
America Movil
7.125%, 12/09/2024	MXN	18,110	$824
Banco Mercantil del Norte (A)(F)
7.500%, US Treas Yield Curve Rate T Note Const Mat 10 Yr + 5.470% (C)		$476	406
6.750%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.967% (C)		609	564
Banco Nacional de Comercio Exterior SNC
2.720%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.000%, 08/11/2031 (A)(C)		1,191	1,024
Cemex (A)
5.450%, 11/19/2029		750	670
5.125%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.534% (C)(F)		200	160
3.875%, 07/11/2031		572	451
Comision Federal de Electricidad
7.350%, 11/25/2025	MXN	39,785	1,787
6.264%, 02/15/2052 (A)		$671	471
4.750%, 02/23/2027 (A)		258	232
4.688%, 05/15/2029 (A)		1,872	1,563
4.688%, 05/15/2029		1,587	1,325
3.875%, 07/26/2033		720	501
3.348%, 02/09/2031 (A)		391	279
FEL Energy VI Sarl
5.750%, 12/01/2040 (A)		181	124
Mexican Bonos
8.000%, 11/07/2047	MXN	65,574	2,750
7.750%, 11/13/2042		116,507	4,805
7.500%, 06/03/2027		153,394	6,984
5.750%, 03/05/2026		48,685	2,125
Mexican Bonos, Ser M20
10.000%, 12/05/2024		81,082	4,003
8.500%, 05/31/2029		106,096	4,970
7.750%, 05/29/2031		259,328	11,446
Mexican Bonos, Ser M30
8.500%, 11/18/2038		197,796	8,871
Mexican Udibonos
4.500%, 12/04/2025		137,940	6,806
4.000%, 11/30/2028		97,935	4,714
3.500%, 11/16/2023		180,187	8,882
Mexico City Airport Trust
5.500%, 07/31/2047 (A)		$715	447
Mexico Government International Bond
4.875%, 05/19/2033		2,092	1,839
4.750%, 04/27/2032 (B)		695	624
4.600%, 02/10/2048		394	287
4.280%, 08/14/2041		676	492
3.771%, 05/24/2061		4,182	2,467
3.750%, 04/19/2071		466	270

SEI Institutional International Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
3.500%, 02/12/2034		$203	$154
2.659%, 05/24/2031 (B)		3,251	2,493
2.375%, 02/11/2030	EUR	550	440
Mexico Government International Bond MTN
5.750%, 10/12/2110 (B)		$2,756	2,127
5.550%, 01/21/2045 (B)		482	413
4.750%, 03/08/2044		386	296
Minera Mexico
4.500%, 01/26/2050 (A)		627	436
Petroleos Mexicanos
7.690%, 01/23/2050 (A)		427	262
7.690%, 01/23/2050		3,003	1,839
7.470%, 11/12/2026	MXN	15,660	658
7.190%, 09/12/2024 (B)		45,182	2,029
6.950%, 01/28/2060 (A)		$308	171
6.840%, 01/23/2030		916	683
6.700%, 02/16/2032		10,578	7,422
6.700%, 02/16/2032 (A)		183	128
6.625%, 06/15/2035		4,353	2,775
6.500%, 01/23/2029 (A)		785	604
6.500%, 01/23/2029 (B)		955	735
6.500%, 06/02/2041		640	371
6.375%, 01/23/2045		710	392
6.350%, 02/12/2048		678	364
6.350%, 02/12/2048 (A)		430	231
5.950%, 01/28/2031 (A)		540	365
5.950%, 01/28/2031		1,490	1,006
5.350%, 02/12/2028 (A)		279	212
Petroleos Mexicanos MTN
8.750%, 06/02/2029 (A)		2,109	1,804
6.750%, 09/21/2047		2,535	1,413
6.750%, 09/21/2047		553	308
4.875%, 02/21/2028	EUR	755	542
Poinsettia Finance
6.625%, 06/17/2031		$4,910	4,469
			118,305

Mongolia — 0.4%
Development Bank of Mongolia
7.250%, 10/23/2023 (A)		784	747
Mongolia Government International Bond
5.125%, 04/07/2026		381	315
3.500%, 07/07/2027		1,351	996
Mongolia Government International Bond MTN
8.750%, 03/09/2024		2,651	2,512
			4,570

Morocco — 0.1%
Morocco Government International Bond
5.500%, 12/11/2042		200	147
4.000%, 12/15/2050		673	384

Description	Face Amount (Thousands)	Market Value ($ Thousands)
GLOBAL BONDS (continued)
3.000%, 12/15/2032	$1,269	$888
		1,419

Mozambique — 0.0%
Mozambique International Bond
5.000%, 09/15/2031 (A)(D)	245	167
5.000%, 09/15/2031 (D)	200	137
		304

Nigeria — 0.9%
IHS Netherlands Holdco
8.000%, 09/18/2027 (A)	299	251
Nigeria Government International Bond
9.248%, 01/21/2049 (B)	322	206
7.875%, 02/16/2032	923	591
7.696%, 02/23/2038	1,811	1,054
7.696%, 02/23/2038 (A)	601	350
Nigeria Government International Bond MTN
8.375%, 03/24/2029	1,976	1,410
8.375%, 03/24/2029 (A)	2,985	2,130
8.250%, 09/28/2051 (A)	2,100	1,178
7.625%, 11/28/2047 (A)	478	265
7.375%, 09/28/2033	2,953	1,779
7.375%, 09/28/2033 (A)	799	481
6.500%, 11/28/2027 (A)	667	482
6.500%, 11/28/2027	130	94
		10,271

Oman — 0.8%
Oman Government International Bond
7.000%, 01/25/2051 (B)	1,399	1,153
6.750%, 10/28/2027	3,535	3,486
6.750%, 01/17/2048	3,769	3,017
6.250%, 01/25/2031	1,418	1,321
		8,977

Pakistan — 0.2%
Pakistan Government International Bond
8.250%, 09/30/2025	1,000	395
7.875%, 03/31/2036	200	72
6.875%, 12/05/2027	319	120
Pakistan Government International Bond MTN
8.875%, 04/08/2051	805	287
7.375%, 04/08/2031	2,521	920
6.000%, 04/08/2026 (A)	2,277	875
		2,669

Panama — 1.2%
Aeropuerto Internacional de Tocumen
5.125%, 08/11/2061 (A)	311	222
AES Panama Generation Holdings SRL
4.375%, 05/31/2030 (A)	492	387

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Banco Nacional de Panama
2.500%, 08/11/2030 (A)(B)		$791	$580
Cable Onda
4.500%, 01/30/2030 (A)		208	164
Empresa de Transmision Electrica
5.125%, 05/02/2049 (A)		635	476
Panama Government International Bond
9.375%, 04/01/2029 (B)		804	934
8.125%, 04/28/2034		478	559
4.500%, 04/16/2050 (B)		689	480
4.500%, 04/01/2056		2,524	1,703
4.500%, 01/19/2063		1,357	895
4.300%, 04/29/2053		200	133
3.870%, 07/23/2060		1,793	1,064
3.750%, 03/16/2025		859	826
3.298%, 01/19/2033		1,160	895
3.160%, 01/23/2030		165	135
2.252%, 09/29/2032		6,728	4,733
			14,186

Papua New Guinea — 0.0%
Papua New Guinea Government International Bond
8.375%, 10/04/2028		282	228
8.375%, 10/04/2028 (A)		275	223
			451

Paraguay — 0.4%
Bioceanico Sovereign Certificate Ltd
0.000%, 06/05/2034 (E)		1,605	1,013
Paraguay Government International Bond
6.100%, 08/11/2044		1,260	1,043
5.600%, 03/13/2048		403	302
5.400%, 03/30/2050		571	420
4.950%, 04/28/2031		880	783
2.739%, 01/29/2033		1,074	770
			4,331

Peru — 3.5%
Atlantica Transmision Sur
6.875%, 04/30/2043 (A)		259	257
Fondo MIVIVIENDA
7.000%, 02/14/2024 (A)	PEN	3,704	911
Inkia Energy
5.875%, 11/09/2027 (A)		$204	188
Kallpa Generacion (A)
4.875%, 05/24/2026		263	243
4.125%, 08/16/2027		936	812
Peru Government Bond
6.950%, 08/12/2031	PEN	2,903	649
5.350%, 08/12/2040		708	122
5.200%, 09/12/2023		800	198
Peruvian Government International Bond
8.750%, 11/21/2033 (B)		$490	590

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
8.200%, 08/12/2026	PEN	15	$4
8.200%, 08/12/2026		3,397	884
6.950%, 08/12/2031		154	34
6.950%, 08/12/2031		19,744	4,415
6.900%, 08/12/2037		3,326	694
6.850%, 02/12/2042		613	126
6.350%, 08/12/2028		11,856	2,710
6.350%, 08/12/2028		2,121	485
6.150%, 08/12/2032		20,915	4,337
5.940%, 02/12/2029		8,016	1,763
5.940%, 02/12/2029		10,794	2,374
5.700%, 08/12/2024 (A)		4,932	1,218
5.625%, 11/18/2050 (B)		$417	393
5.400%, 08/12/2034	PEN	8,155	1,528
5.400%, 08/12/2034		1,243	233
3.750%, 03/01/2030	EUR	200	179
3.600%, 01/15/2072		$326	197
3.550%, 03/10/2051		590	394
3.230%, 07/28/2121		2,105	1,138
3.000%, 01/15/2034 (B)		1,768	1,327
2.844%, 06/20/2030		173	142
2.783%, 01/23/2031		6,942	5,497
1.950%, 11/17/2036	EUR	1,050	656
1.250%, 03/11/2033		2,088	1,357
Petroleos del Peru
5.625%, 06/19/2047		$7,056	4,236
5.625%, 06/19/2047 (A)		917	551
4.750%, 06/19/2032 (A)		1,201	848
4.750%, 06/19/2032		754	533
			42,223

Philippines — 0.6%
Philippine Government International Bond
3.900%, 11/26/2022	PHP	45,000	760
3.200%, 07/06/2046		$805	535
3.000%, 02/01/2028		471	428
1.950%, 01/06/2032		5,087	3,865
1.750%, 04/28/2041	EUR	402	236
1.648%, 06/10/2031		$1,728	1,297
			7,121

Poland — 2.3%
Republic of Poland Government Bond
3.750%, 05/25/2027	PLN	16,154	2,793
3.250%, 07/25/2025		8,670	1,572
2.750%, 04/25/2028		19,665	3,166
2.750%, 10/25/2029		17,097	2,585
2.500%, 04/25/2024		5,096	960
2.500%, 07/25/2026		34,110	5,762
2.500%, 07/25/2027		10,957	1,792
1.750%, 04/25/2032 (B)		37,016	4,753
1.250%, 10/25/2030		17,995	2,317

SEI Institutional International Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
0.250%, 10/25/2026	PLN	9,365	$1,419
			27,119

Qatar — 1.1%
Ooredoo International Finance MTN
2.625%, 04/08/2031 (A)		$363	300
Qatar Energy
3.300%, 07/12/2051 (A)		234	166
3.125%, 07/12/2041 (A)		292	213
2.250%, 07/12/2031 (A)		705	568
2.250%, 07/12/2031		2,776	2,236
Qatar Government International Bond
5.103%, 04/23/2048		567	548
4.817%, 03/14/2049		2,837	2,624
4.400%, 04/16/2050 (B)		3,302	2,902
4.400%, 04/16/2050 (A)		249	219
4.000%, 03/14/2029 (A)		759	727
3.750%, 04/16/2030		3,181	2,986
			13,489

Romania — 2.4%
Romania Government Bond
6.700%, 02/25/2032	RON	24,775	4,281
5.850%, 04/26/2023		1,720	337
4.850%, 07/25/2029		2,915	465
4.750%, 10/11/2034		2,535	356
4.400%, 09/25/2023		790	151
4.250%, 06/28/2023		2,730	526
4.150%, 01/26/2028		2,145	344
4.150%, 10/24/2030		2,875	422
4.000%, 10/25/2023		3,430	651
3.650%, 07/28/2025		12,120	2,108
3.650%, 09/24/2031		5,510	756
3.250%, 06/24/2026		3,585	590
2.500%, 10/25/2027		10,790	1,607
Romanian Government International Bond
5.250%, 11/25/2027 (A)		$740	669
5.125%, 06/15/2048 (B)		244	169
5.000%, 02/12/2029	RON	13,270	2,158
4.000%, 02/14/2051		$1,774	985
3.625%, 03/27/2032 (A)		1,168	841
3.624%, 05/26/2030 (B)	EUR	409	301
3.000%, 02/27/2027 (A)		$394	332
2.750%, 04/14/2041 (A)	EUR	2,688	1,347
2.625%, 12/02/2040 (A)		296	148
2.000%, 04/14/2033 (A)		179	104
Romanian Government International Bond MTN
4.625%, 04/03/2049		1,242	799
4.125%, 03/11/2039		1,057	673
3.875%, 10/29/2035 (B)		1,700	1,141
3.750%, 02/07/2034		2,160	1,460
3.750%, 02/07/2034 (A)		195	132

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
3.375%, 02/08/2038 (A)	EUR	890	$537
3.375%, 01/28/2050 (A)		1,085	546
3.375%, 01/28/2050		2,100	1,057
2.875%, 05/26/2028		261	201
2.875%, 04/13/2042		675	339
2.875%, 04/13/2042 (A)		260	131
2.500%, 02/08/2030 (A)		657	458
2.125%, 03/07/2028		715	543
2.124%, 07/16/2031		158	98
2.000%, 01/28/2032		40	24
2.000%, 04/14/2033		1,665	963
			28,750

Russia — 1.0%
Gazprom OAO Via Gaz Capital
4.950%, 02/06/2028 (A)		$497	239
Gazprom PJSC via Gaz Finance
4.599%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.264% (A)(F)		774	271
Russian Federal Bond - OFZ
8.500%, 09/17/2031 (G)	RUB	118,055	608
8.150%, 02/03/2027 (G)		251,767	1,297
7.700%, 03/23/2033 (G)		98,296	507
7.700%, 03/16/2039 (G)		83,896	432
7.050%, 01/19/2028 (G)		271,518	1,399
7.000%, 07/30/2036 (G)		86,250	445
6.900%, 05/23/2029 (G)		82,879	427
6.900%, 07/23/2031 (G)		142,859	736
6.700%, 03/14/2029 (G)		326,479	1,682
6.100%, 07/18/2035 (G)		74,413	384
4.500%, 07/16/2025 (G)		521,504	2,688
Russian Foreign Bond - Eurobond
7.500%, 03/31/2030 (G)		$–	–
4.375%, 03/21/2029 (G)		3,000	1,290
Vnesheconombank Via VEB Finance
6.800%, 11/22/2025		580	28
6.800%, 11/22/2025 (A)		150	7
			12,440

Saudi Arabia — 0.9%
EIG Pearl Holdings Sarl (A)
4.387%, 11/30/2046		822	580
3.545%, 08/31/2036		657	524
Global Sukuk
1.602%, 06/17/2026 (B)		2,527	2,239
KSA Sukuk
2.250%, 05/17/2031 (A)		1,716	1,428
Saudi Arabian Oil
1.625%, 11/24/2025		703	632
Saudi Arabian Oil MTN
4.250%, 04/16/2039 (A)		920	788
4.250%, 04/16/2039 (B)		160	137

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Saudi Government International Bond
5.250%, 01/16/2050		$680	$636
Saudi Government International Bond MTN
4.625%, 10/04/2047 (A)		812	690
4.500%, 10/26/2046		580	489
3.450%, 02/02/2061		1,061	720
3.250%, 10/22/2030		1,641	1,475
3.250%, 11/17/2051 (A)		1,380	936
			11,274

Senegal — 0.2%
Senegal Government International Bond
6.750%, 03/13/2048		952	591
5.375%, 06/08/2037	EUR	978	575
4.750%, 03/13/2028		827	653
4.750%, 03/13/2028 (A)		113	89
			1,908

Serbia — 0.2%
Serbia International Bond
3.125%, 05/15/2027		320	255
2.125%, 12/01/2030		$917	598
1.650%, 03/03/2033 (B)	EUR	270	146
1.500%, 06/26/2029		1,373	886
Serbia International Bond MTN
2.050%, 09/23/2036		1,141	584
Serbia Treasury Bonds
5.875%, 02/08/2028	RSD	28,920	225
4.500%, 01/11/2026		15,250	118
4.500%, 08/20/2032		10,270	66
			2,878

South Africa — 6.8%
AngloGold Ashanti Holdings
3.750%, 10/01/2030		$229	178
Bidvest Group UK PLC
3.625%, 09/23/2026 (A)		344	291
Eskom Holdings SOC
7.125%, 02/11/2025 (A)		2,564	2,270
4.314%, 07/23/2027		1,189	960
Eskom Holdings SOC MTN
8.450%, 08/10/2028		800	680
8.450%, 08/10/2028 (A)		391	332
7.500%, 09/15/2033	ZAR	35,200	1,354
6.750%, 08/06/2023 (A)		$1,063	1,005
6.750%, 08/06/2023		846	800
Republic of South Africa
10.500%, 12/21/2026	ZAR	158,644	9,094
9.000%, 01/31/2040		69,545	3,052
8.875%, 02/28/2035		257,363	11,701
8.750%, 01/31/2044		118,076	4,983
8.750%, 02/28/2048		140,353	5,881
8.500%, 01/31/2037		235,300	10,099
8.250%, 03/31/2032		164,074	7,510

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
8.000%, 01/31/2030	ZAR	55,029	$2,619
7.000%, 02/28/2031		69,504	2,989
6.500%, 02/28/2041		23,055	775
6.300%, 06/22/2048		$540	378
6.250%, 03/31/2036	ZAR	69,274	2,446
5.875%, 09/16/2025		$852	837
5.750%, 09/30/2049		4,934	3,165
5.650%, 09/27/2047		946	607
5.000%, 10/12/2046		357	217
4.850%, 09/27/2027 (B)		420	375
Republic of South Africa Government International Bond
7.300%, 04/20/2052		2,148	1,638
5.875%, 04/20/2032		3,984	3,287
Sasol Financing USA
6.500%, 09/27/2028		360	324
5.875%, 03/27/2024		442	429
4.375%, 09/18/2026		351	306
			80,582

South Korea — 0.1%
Export-Import Bank of Korea MTN
8.000%, 05/15/2024	IDR	8,800,000	587
7.250%, 12/07/2024		700,000	46
5.750%, 03/05/2024		12,200,000	789
			1,422

Sri Lanka — 0.4%
Sri Lanka Government International Bond
7.850%, 03/14/2029 (G)		$1,598	391
7.550%, 03/28/2030 (G)		1,255	307
6.850%, 03/14/2024 (G)		512	126
6.850%, 11/03/2025 (G)		1,339	344
6.825%, 07/18/2026 (A)(G)		909	228
6.825%, 07/18/2026 (G)		500	125
6.750%, 04/18/2028 (A)(B)(G)		5,535	1,356
6.750%, 04/18/2028 (G)		2,648	649
6.350%, 06/28/2024 (A)(G)		864	214
6.200%, 05/11/2027 (B)(G)		1,924	472
5.750%, 04/18/2023 (G)		434	109
			4,321

Supra-National — 0.6%
Africa Finance
2.875%, 04/28/2028 (A)		1,679	1,357
African Export-Import Bank
3.798%, 05/17/2031 (A)		200	162
African Export-Import Bank MTN
3.994%, 09/21/2029 (A)		363	303
Banque Ouest Africaine de Developpement
5.000%, 07/27/2027 (A)		865	788
4.700%, 10/22/2031 (A)		683	551
4.700%, 10/22/2031		280	226

SEI Institutional International Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
European Bank for Reconstruction & Development MTN
6.450%, 12/13/2022	IDR	9,486,000	$623
5.200%, 05/28/2024		11,593,600	745
Inter-American Development Bank MTN
7.875%, 03/14/2023		44,650,000	2,947
			7,702

Taiwan — 0.1%
TSMC Arizona
4.250%, 04/22/2032 (B)		$444	409
3.250%, 10/25/2051		220	157
2.500%, 10/25/2031		200	159
			725

Thailand — 2.5%
GC Treasury Center MTN
4.300%, 03/18/2051 (A)		735	521
Thailand Government Bond
5.670%, 03/13/2028	THB	3,000	91
3.775%, 06/25/2032		181,773	5,055
3.650%, 06/20/2031		58,000	1,594
3.625%, 06/16/2023		30,000	807
3.400%, 06/17/2036		193,984	4,927
3.300%, 06/17/2038		93,684	2,308
2.875%, 12/17/2028		20,155	533
2.875%, 06/17/2046		3,431	74
2.400%, 12/17/2023		88,000	2,352
2.125%, 12/17/2026		10,313	269
2.000%, 12/17/2031		104,004	2,521
2.000%, 06/17/2042		88,320	1,701
1.600%, 12/17/2029		7,000	168
1.600%, 06/17/2035		27,023	570
1.585%, 12/17/2035		73,597	1,536
1.450%, 12/17/2024		67,979	1,781
1.250%, 03/12/2028		63,538	1,673
1.000%, 06/17/2027		39,000	960
			29,441

Tunisia — 0.3%
Tunisian Republic
6.375%, 07/15/2026 (A)(B)	EUR	1,413	791
6.375%, 07/15/2026		622	349
5.750%, 01/30/2025 (B)		$426	253
5.625%, 02/17/2024	EUR	3,550	2,303
			3,696

Turkey — 1.5%
Aydem Yenilenebilir Enerji
7.750%, 02/02/2027 (A)		$655	478
Hazine Mustesarligi Varlik Kiralama
7.250%, 02/24/2027 (A)		2,508	2,408
Turkey Government Bond
1.500%, 06/18/2025	TRY	35,314	2,796

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Turkey Government International Bond
6.875%, 03/17/2036		$550	$399
6.500%, 09/20/2033		300	217
6.375%, 10/14/2025		819	739
6.125%, 10/24/2028		1,295	1,031
5.950%, 01/15/2031		2,985	2,193
5.875%, 06/26/2031		2,181	1,581
5.750%, 05/11/2047		708	424
5.125%, 02/17/2028		711	551
4.875%, 10/09/2026		1,017	832
4.875%, 04/16/2043		3,947	2,222
4.750%, 01/26/2026		248	210
Turkiye Ihracat Kredi Bankasi
6.125%, 05/03/2024 (A)		247	231
5.750%, 07/06/2026		671	556
Turkiye Sise ve Cam Fabrikalari
6.950%, 03/14/2026 (A)		500	459
Yapi ve Kredi Bankasi MTN
5.850%, 06/21/2024 (A)(B)		429	403
			17,730

Uganda — 0.1%
Republic of Uganda Government Bonds
14.250%, 06/22/2034	UGX	3,800,000	844

Ukraine — 0.5%
NAK Naftogaz Ukraine via Kondor Finance
7.625%, 11/08/2026 (A)(G)		$990	203
7.125%, 07/19/2024 (G)	EUR	720	141
NPC Ukrenergo
6.875%, 11/09/2028 (A)(G)		$1,031	197
State Agency of Roads of Ukraine
6.250%, 06/24/2030 (G)		1,016	186
6.250%, 06/24/2030 (A)(G)		363	67
Ukraine Government International Bond
15.840%, 02/26/2025 (G)	UAH	66,553	1,030
9.750%, 11/01/2030 (G)		$497	105
7.750%, 09/01/2025 (A)(G)		24	6
7.750%, 09/01/2027 (A)(G)		2,445	480
7.750%, 09/01/2028 (G)		1,905	387
7.750%, 09/01/2028 (A)(G)		636	129
7.750%, 09/01/2029 (G)		1,425	293
7.750%, 09/01/2029 (A)(G)		223	46
7.375%, 09/25/2034 (G)		2,001	369
7.253%, 03/15/2035 (G)		1,009	185
6.876%, 05/21/2031 (G)		6,242	1,141
6.876%, 05/21/2031 (A)(G)		281	51
6.750%, 06/20/2028 (G)	EUR	1,299	242
3.000%, 08/01/2041 (A)(C)(G)		$2,206	615
1.258%, 08/01/2041 (C)(G)		410	114
			5,987

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
United Arab Emirates — 1.6%
Abu Dhabi Crude Oil Pipeline
4.600%, 11/02/2047		$580	$517
4.600%, 11/02/2047 (A)		2,523	2,249
3.650%, 11/02/2029 (A)		207	192
Abu Dhabi Government International Bond MTN
3.875%, 04/16/2050		260	212
3.000%, 09/15/2051		720	495
3.000%, 09/15/2051 (A)		519	357
2.500%, 04/16/2025		1,853	1,756
1.700%, 03/02/2031 (B)		970	769
1.625%, 06/02/2028 (B)		1,599	1,351
DAE Funding LLC
3.375%, 03/20/2028 (A)		550	466
DP World MTN (A)
6.850%, 07/02/2037		210	213
5.625%, 09/25/2048		439	383
4.700%, 09/30/2049		826	623
DP World Crescent MTN
4.848%, 09/26/2028		475	458
DP World Salaam
6.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.750% (C)(F)		877	852
Emirate of Dubai Government International Bonds MTN
3.900%, 09/09/2050		490	328
Finance Department Government of Sharjah MTN
4.000%, 07/28/2050 (A)		2,703	1,590
Galaxy Pipeline Assets Bidco
2.940%, 09/30/2040 (B)		3,622	2,749
2.940%, 09/30/2040 (A)		593	450
2.625%, 03/31/2036 (A)		580	448
2.160%, 03/31/2034		1,595	1,310
MDGH GMTN RSC MTN
4.500%, 11/07/2028 (A)		548	538
3.950%, 05/21/2050		200	162
Sharjah Sukuk Program MTN
3.854%, 04/03/2026		359	332
UAE International Government Bond MTN
4.951%, 07/07/2052		332	319
2.000%, 10/19/2031 (A)		620	497
			19,616

United Kingdom — 0.0%
Standard Chartered Bank MTN
8.250%, 05/18/2029 (A)	IDR	6,861,000	472

United States — 0.5%
JPMorgan Chase Bank MTN (A)
7.500%, 06/15/2035		36,336,000	2,386

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
7.000%, 09/18/2030 (C)	IDR	50,431,000	$3,246
Sagicor Financial
5.300%, 05/13/2028 (A)		$520	486
			6,118

Uruguay — 0.5%
Uruguay Government International Bond
8.250%, 05/21/2031	UYU	13,840	276
5.100%, 06/18/2050		$170	155
4.975%, 04/20/2055 (B)		1,762	1,573
4.375%, 01/23/2031		4,008	3,834
			5,838

Uzbekistan — 0.3%
Republic of Uzbekistan International Bond
3.900%, 10/19/2031		505	353
Republic of Uzbekistan International Bond MTN
5.375%, 02/20/2029 (B)		1,233	1,031
3.700%, 11/25/2030		205	146
Uzauto Motors AJ
4.850%, 05/04/2026 (A)(B)		1,169	924
Uzbekneftegaz JSC
4.750%, 11/16/2028 (A)		810	611
			3,065

Venezuela — 0.1%
Petroleos de Venezuela
9.750%, 05/17/2035 (G)		1,000	20
9.000%, 11/17/2021 (B)(G)		4,300	86
6.000%, 05/16/2024 (G)		10,192	204
6.000%, 05/16/2024 (G)		7,785	156
6.000%, 11/15/2026 (G)		13,215	264
5.500%, 04/12/2037 (G)		1,740	35
5.375%, 04/12/2027 (G)		4,563	91
Venezuela Government International Bond
9.250%, 09/15/2027 (G)		2,300	174
9.250%, 05/07/2028 (G)		2,941	222
8.250%, 10/13/2024 (G)		3,304	231
7.750%, 10/13/2019 (G)		3,976	258
			1,741

Vietnam — 0.1%
Mong Duong Finance Holdings BV
5.125%, 05/07/2029 (A)		1,111	870

Zambia — 1.1%
First Quantum Minerals (A)
7.500%, 04/01/2025		404	389
6.875%, 03/01/2026		403	372
6.875%, 10/15/2027		529	476
Zambia Government Bond
13.000%, 08/29/2026	ZMW	1,375	59
13.000%, 12/18/2027		5,630	216

SEI Institutional International Trust / Annual Report / September 30, 2022

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
13.000%, 01/25/2031	ZMW	12,744	$443
11.000%, 01/25/2026		18,620	816
11.000%, 06/28/2026		78,885	3,236
10.000%, 06/28/2024		66,325	3,618
Zambia Government International Bond
8.970%, 07/30/2027 (B)(G)		$2,431	1,143
8.500%, 04/14/2024 (G)		200	95
5.375%, 09/20/2022 (G)		3,557	1,672
5.375%, 09/20/2022 (A)(G)		299	140
			12,675

Total Global Bonds
(Cost $1,435,858) ($ Thousands)			1,102,013

U.S. TREASURY OBLIGATIONS — 1.0%
U.S. Treasury Bond
3.000%, 08/15/2052		11,614	10,023

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Note
2.750%, 08/15/2032	$1,459	$1,334

Total U.S. Treasury Obligations
(Cost $11,706) ($ Thousands)		11,357

	Shares
AFFILIATED PARTNERSHIP — 4.6%
SEI Liquidity Fund, LP
2.930% **†(H)	55,210,382	55,210

Total Affiliated Partnership
(Cost $55,215) ($ Thousands)		55,210

Total Investments in Securities — 98.0%
(Cost $1,502,779) ($ Thousands)		$1,168,580

A list of the open futures contracts held by the Fund at September 30, 2022, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Korea 3-Year Bond	22	Dec-2022	$1,633	$1,567	$(18)
R186 Bond Future	503	Nov-2022	3,275	3,003	(30)
R2030 Bond Future	577	Nov-2022	3,092	2,817	(36)
R2032 Bond Future	619	Nov-2022	3,136	2,858	(43)
R2035 Bond Future	320	Nov-2022	1,657	1,483	(52)
R2037 Bond Future	431	Nov-2022	2,125	1,904	(63)
R213 Bond Future	867	Nov-2022	4,198	3,792	(96)
U.S. 2-Year Treasury Note	42	Dec-2022	8,775	8,627	(148)
U.S. 5-Year Treasury Note	163	Dec-2022	18,165	17,524	(641)
U.S. 10-Year Treasury Note	35	Dec-2022	4,048	3,922	(126)
U.S. Long Treasury Bond	15	Dec-2022	2,040	1,896	(144)
U.S. Ultra Long Treasury Bond	43	Dec-2022	6,426	5,891	(535)
			58,570	55,284	(1,932)
Short Contracts
Euro-Bobl	(34)	Dec-2022	$(4,146)	$(3,989)	$100
Euro-Bund	(80)	Dec-2022	(11,519)	(10,854)	500
Euro-Buxl	(26)	Dec-2022	(4,124)	(3,735)	330
			(19,789)	(18,578)	930
			$38,781	$36,706	$(1,002)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2022, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	10/05/22	USD	947	EUR	951	$(15)
Barclays PLC	10/05/22	EUR	81	USD	81	1
Barclays PLC	12/21/22	EUR	2,052	USD	2,016	(7)
Barclays PLC	12/21/22	USD	1,823	RON	9,318	4

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Emerging Markets Debt Fund (Continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	12/21/22	CNY	5,360	USD	778	$23
Barclays PLC	12/21/22	TRY	59,690	USD	2,954	42
Barclays PLC	12/21/22	TRY	41,118	USD	1,999	(8)
BNP Paribas	10/11/22	USD	1,841	CNY	13,316	37
BNP Paribas	10/11/22	CNY	6,658	USD	959	20
BNP Paribas	11/25/22	CNY	142	USD	20	—
BNP Paribas	12/12/22	COP	16,048,318	USD	3,584	132
BNP Paribas	12/21/22	MXN	145	USD	7	—
BNP Paribas	12/21/22	EUR	278	PLN	1,369	(1)
Citigroup	10/05/22 - 10/28/22	USD	1,334	EUR	1,332	(28)
Citigroup	10/05/22 - 12/12/22	USD	1,596	COP	7,175,573	(36)
Citigroup	10/05/22 - 10/28/22	EUR	4,822	USD	4,891	162
Citigroup	10/05/22 - 12/21/22	COP	2,666,343	USD	593	18
Citigroup	10/06/22	USD	2,860	KRW	3,871,999	(155)
Citigroup	10/06/22	ILS	12,679	USD	3,765	200
Citigroup	10/17/22 - 12/21/22	USD	5,381	PLN	25,480	(267)
Citigroup	10/17/22	ZAR	34,702	USD	1,967	38
Citigroup	10/19/22 - 11/16/22	USD	574	UGX	2,273,628	13
Citigroup	10/19/22 - 11/16/22	UGX	903,437	USD	235	2
Citigroup	10/19/22 - 11/14/22	UGX	1,370,191	USD	353	(1)
Citigroup	10/20/22	KRW	1,327,729	USD	954	28
Citigroup	10/24/22 - 12/21/22	EGP	161,804	USD	7,502	(143)
Citigroup	10/31/22	USD	914	SGD	1,321	7
Citigroup	12/21/22	TWD	81,355	USD	2,692	124
Citigroup	10/31/22	TWD	29,288	USD	919	(3)
Citigroup	11/03/22 - 12/02/22	BRL	11,797	USD	2,196	38
Citigroup	11/30/22 - 12/21/22	EUR	7,421	HUF	3,085,363	(276)
Citigroup	12/02/22	USD	7,845	BRL	42,888	(22)
Citigroup	12/09/22	RON	3,416	EUR	692	11
Citigroup	12/21/22	USD	156	MXN	3,179	—
Citigroup	12/21/22	EUR	215	CZK	5,346	—
Citigroup	12/21/22	USD	342	TRY	6,773	(12)
Citigroup	12/21/22	USD	809	IDR	12,314,605	(5)
Citigroup	12/21/22	USD	981	RON	4,884	(24)
Citigroup	12/21/22	USD	2,149	ZAR	37,430	(81)
Citigroup	12/21/22	USD	2,232	GHS	18,595	(475)
Citigroup	12/21/22	USD	3,444	HUF	1,395,280	(283)
Citigroup	12/21/22	ZMW	11,029	USD	668	(22)
Citigroup	12/21/22	PEN	12,542	USD	3,201	70
Citigroup	12/21/22	USD	13,438	THB	490,145	(362)
Citigroup	12/21/22	THB	14,471	USD	391	5
Citigroup	12/21/22	MXN	19,660	USD	964	—
Citigroup	12/21/22	CZK	37,568	EUR	1,505	(6)

Citigroup	12/21/22	PHP	64,905	USD	1,091	(8)
Citigroup	12/21/22	CZK	222,362	USD	8,954	139
Citigroup	03/22/23	NGN	236,298	USD	502	18
Citigroup	05/17/23 - 06/21/23	USD	6,492	EGP	141,357	(356)
Goldman Sachs	10/05/22	USD	743	EUR	767	8
Goldman Sachs	10/05/22	USD	1,476	EUR	1,484	(22)
Goldman Sachs	10/05/22 - 10/17/22	EUR	3,835	USD	3,793	33
Goldman Sachs	10/06/22	USD	1,057	ILS	3,545	(60)

SEI Institutional International Trust / Annual Report / September 30, 2022

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	10/17/22	USD	2,033	KRW	2,790,444	$(85)
Goldman Sachs	10/18/22	USD	672	EGP	13,850	21
Goldman Sachs	05/17/23	USD	123	EGP	2,624	(9)
Goldman Sachs	10/24/22 - 03/15/23	EGP	85,845	USD	3,935	(113)
Goldman Sachs	10/25/22	RUB	113,223	USD	1,563	(242)
Goldman Sachs	11/03/22	USD	924	VND	21,740,155	(15)
Goldman Sachs	11/03/22	USD	1,238	BRL	6,515	(42)
Goldman Sachs	11/30/22	EUR	966	HUF	393,266	(54)
Goldman Sachs	11/30/22	ILS	9,804	USD	3,006	235
Goldman Sachs	11/30/22	HUF	1,183,744	EUR	2,821	78
Goldman Sachs	12/02/22	BRL	26,208	USD	5,060	279
Goldman Sachs	12/09/22	RON	466	EUR	93	—
Goldman Sachs	12/09/22	RON	2,345	EUR	477	10
Goldman Sachs	12/09/22	EUR	1,745	RON	8,791	7
Goldman Sachs	12/09/22	EUR	1,229	RON	6,152	(3)
Goldman Sachs	12/12/22	USD	2,320	CLP	2,169,291	(84)
Goldman Sachs	12/12/22 - 12/21/22	COP	28,373,814	USD	6,370	274
Goldman Sachs	12/21/22	USD	233	PHP	13,318	(7)
Goldman Sachs	12/21/22	EUR	308	PLN	1,521	1
Goldman Sachs	12/21/22	EUR	1,909	CZK	47,654	8
Goldman Sachs	12/21/22	USD	2,919	HUF	1,187,257	(228)
Goldman Sachs	12/21/22	PLN	4,644	EUR	958	16
Goldman Sachs	12/21/22	USD	4,148	MXN	84,836	12
Goldman Sachs	12/21/22	USD	1,405	MXN	28,573	(4)
Goldman Sachs	12/21/22	USD	6,238	CZK	159,310	78
Goldman Sachs	12/21/22	USD	12,746	SGD	17,912	(246)
Goldman Sachs	12/21/22	ILS	13,720	USD	3,874	(13)
Goldman Sachs	12/21/22	TRY	19,053	USD	963	33
Goldman Sachs	12/21/22	PLN	30,410	USD	6,144	66
Goldman Sachs	12/21/22	INR	507,515	USD	6,299	115
Goldman Sachs	03/15/23	NGN	433,270	USD	906	15
HSBC	10/04/22	BRL	6,939	USD	1,319	36
HSBC	10/06/22	USD	1,909	KRW	2,597,494	(94)
HSBC	10/06/22	ILS	10,164	USD	2,981	123
HSBC	10/06/22	KRW	2,626,290	USD	1,915	80
HSBC	10/18/22	USD	311	EGP	6,315	5
HSBC	11/30/22	USD	2,997	ILS	10,183	(119)
HSBC	12/21/22	USD	1,294	IDR	19,390,461	(28)
JPMorgan Chase Bank	10/04/22	USD	8,033	BRL	44,658	223
JPMorgan Chase Bank	10/04/22 - 10/17/22	USD	3,032	BRL	15,626	(149)
JPMorgan Chase Bank	10/05/22	USD	1,442	COP	6,439,175	(40)
JPMorgan Chase Bank	10/17/22	EUR	1,880	USD	1,885	6
JPMorgan Chase Bank	10/05/22	EUR	239	USD	230	(4)
JPMorgan Chase Bank	10/28/22	USD	1,329	EUR	1,367	13
JPMorgan Chase Bank	10/05/22 - 12/21/22	USD	17,552	EUR	17,409	(433)
JPMorgan Chase Bank	10/05/22 - 10/28/22	EUR	22,595	USD	23,076	908
JPMorgan Chase Bank	10/11/22 - 10/18/22	USD	4,860	PHP	273,182	(205)
JPMorgan Chase Bank	10/12/22	PEN	9,117	USD	2,351	60
JPMorgan Chase Bank	10/12/22	COP	7,825,113	USD	1,745	44
JPMorgan Chase Bank	10/14/22 - 10/21/22	IDR	229,353,334	USD	15,377	339

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Emerging Markets Debt Fund (Continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	10/17/22 - 12/12/22	USD	11,240	HUF	4,625,140	$(658)
JPMorgan Chase Bank	10/17/22 - 12/21/22	USD	14,078	ZAR	239,037	(822)
JPMorgan Chase Bank	10/17/22	HUF	206,829	USD	506	29
JPMorgan Chase Bank	10/17/22 - 12/21/22	ZAR	380,853	USD	22,368	1,215
JPMorgan Chase Bank	10/18/22	USD	417	EGP	8,484	8
JPMorgan Chase Bank	10/18/22	PHP	9,109	USD	163	8
JPMorgan Chase Bank	10/18/22	EGP	18,566	USD	929	(1)
JPMorgan Chase Bank	10/20/22	TWD	29,430	USD	940	13
JPMorgan Chase Bank	10/21/22	USD	1,719	MYR	7,806	(37)
JPMorgan Chase Bank	10/26/22	IDR	5,795,355	USD	388	8
JPMorgan Chase Bank	10/27/22	EUR	257	RSD	30,533	3
JPMorgan Chase Bank	10/28/22	JPY	180,160	USD	1,314	67
JPMorgan Chase Bank	10/28/22	IDR	57,148,726	USD	3,797	54
JPMorgan Chase Bank	10/31/22	USD	1,038	IDR	15,572,216	(19)
JPMorgan Chase Bank	11/01/22 - 11/07/22	EGP	16,660	USD	795	(18)
JPMorgan Chase Bank	11/03/22	USD	483	BRL	2,640	1
JPMorgan Chase Bank	11/03/22	BRL	4,104	USD	782	29
JPMorgan Chase Bank	11/14/22	USD	6	RON	31	—
JPMorgan Chase Bank	11/14/22 - 12/21/22	USD	665	MXN	13,784	12
JPMorgan Chase Bank	11/14/22	USD	177	MXN	3,584	—
JPMorgan Chase Bank	11/14/22	PLN	900	USD	192	10
JPMorgan Chase Bank	11/14/22	MXN	7,711	USD	381	—
JPMorgan Chase Bank	11/14/22	MXN	5,125	USD	251	(2)
JPMorgan Chase Bank	11/14/22 - 12/21/22	USD	25,077	PLN	117,897	(1,449)
JPMorgan Chase Bank	11/14/22 - 12/12/22	CNY	98,332	USD	14,355	515
JPMorgan Chase Bank	11/21/22 - 12/21/22	USD	3,943	CLP	3,545,293	(278)
JPMorgan Chase Bank	11/21/22	USD	5,005	BRL	25,988	(254)
JPMorgan Chase Bank	11/21/22	USD	10,254	KRW	13,327,850	(966)
JPMorgan Chase Bank	11/21/22 - 12/12/22	BRL	28,649	USD	5,356	142
JPMorgan Chase Bank	11/21/22 - 12/14/22	KRW	840,130	USD	615	29
JPMorgan Chase Bank	11/30/22	EUR	488	HUF	202,007	(20)
JPMorgan Chase Bank	12/05/22	USD	10,994	CNY	75,343	(393)
JPMorgan Chase Bank	12/09/22	RON	2,370	EUR	481	8
JPMorgan Chase Bank	12/12/22	USD	100	CZK	2,461	(2)
JPMorgan Chase Bank	12/12/22	COP	847,805	USD	189	7
JPMorgan Chase Bank	12/15/22	THB	1,183	USD	33	1
JPMorgan Chase Bank	12/21/22	USD	381	CZK	9,560	(2)
JPMorgan Chase Bank	12/21/22	USD	391	THB	14,464	(6)
JPMorgan Chase Bank	12/21/22	USD	3,179	GHS	27,452	(584)
JPMorgan Chase Bank	12/21/22	EUR	5,778	USD	5,854	159
JPMorgan Chase Bank	12/21/22	CZK	9,838	EUR	393	(2)
JPMorgan Chase Bank	12/21/22	MXN	11,746	USD	576	—
JPMorgan Chase Bank	12/21/22	ZAR	30,836	USD	1,693	(11)
JPMorgan Chase Bank	12/21/22	TRY	31,216	USD	1,552	29
JPMorgan Chase Bank	02/09/23	GHS	1,874	USD	197	26
JPMorgan Chase Bank	05/17/23	USD	3,731	EGP	79,364	(278)
Merrill Lynch	03/15/23	NGN	93,998	USD	199	6
Midland Walwyn Capital Inc.	11/25/22	CNY	1,268	USD	178	(1)
Midland Walwyn Capital Inc.	12/02/22	BRL	2,265	USD	413	—
Midland Walwyn Capital Inc.	12/21/22	USD	215	THB	8,068	—

SEI Institutional International Trust / Annual Report / September 30, 2022

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Midland Walwyn Capital Inc.	12/21/22	USD	3,393	THB	124,887	$(61)
Midland Walwyn Capital Inc.	12/21/22	PLN	13,040	EUR	2,713	67
Morgan Stanley	10/05/22	USD	2,293	EUR	2,274	(65)
Morgan Stanley	10/11/22 - 10/17/22	CNY	23,234	USD	3,350	75
Morgan Stanley	10/18/22	USD	657	EGP	13,632	26
Morgan Stanley	10/20/22	TWD	29,095	USD	930	14
Morgan Stanley	12/09/22	RON	2,365	EUR	481	10
Morgan Stanley	12/21/22	USD	254	IDR	3,822,879	(5)
Morgan Stanley	12/21/22	EUR	939	HUF	390,846	(40)
Morgan Stanley	12/21/22	MXN	8,857	USD	440	6
Morgan Stanley	12/21/22	ZAR	18,142	USD	1,019	16
Morgan Stanley	12/21/22	IDR	6,651,096	USD	434	—
SCB Securities	11/03/22	USD	6,338	BRL	32,885	(302)
SCB Securities	11/25/22	CNY	11,003	USD	1,569	20
Standard Bank	10/05/22 - 12/21/22	EUR	24,953	USD	25,131	740
Standard Bank	12/21/22	EUR	5,560	USD	5,421	(58)
Standard Bank	12/02/22	BRL	18,650	USD	3,458	56
Standard Bank	12/21/22	USD	343	ZAR	6,200	—
Standard Bank	12/21/22	USD	1,261	GHS	10,413	(276)
Standard Bank	12/21/22	USD	1,684	HUF	673,070	(159)
Standard Bank	12/21/22	ZAR	8,930	USD	516	22
Standard Bank	12/21/22	USD	11,153	IDR	167,688,521	(207)
Standard Bank	12/21/22	CNY	45,262	USD	6,565	196
Standard Bank	12/21/22 - 03/15/23	ZMW	46,652	USD	2,795	(110)
Standard Bank	12/21/22	TWD	162,325	USD	5,370	247
Standard Bank	12/21/22	PHP	310,715	USD	5,238	(24)
Standard Bank	12/21/22	COP	1,466,130	USD	326	11
Standard Bank	03/15/23 - 05/17/23	NGN	1,453,704	USD	2,985	88
Standard Chartered	10/11/22	CNY	6,658	USD	959	20
Standard Chartered	11/17/22	PHP	29,507	USD	524	23
Standard Chartered	12/21/22	COP	4,226,010	USD	943	35
Standard Chartered	03/15/23	ZMW	9,999	USD	571	(42)
State Street	10/17/22	BRL	10,456	USD	2,016	89
						$(3,649)

A list of the open OTC swap agreements held by the Fund at September 30, 2022, is as follows:

Credit Default Swap
Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Thousands)
Goldman Sachs	CDX.EM.38.V1	Buy	1.00%	Quarterly	12/20/2027	$6,930	$689	$572	$117

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	11.985%	1-DAY BRL - CETIP	Annually	01/02/2023	BRL	3,000	$270	$–	$270
Goldman Sachs	10.04%	1-DAY BRL - CETIP	Annually	01/03/2023	BRL	5,012	315	–	315

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Emerging Markets Debt Fund (Continued)

Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	12.80% FIXED	1-DAY BRL - CETIP	Annually	01/01/2024	BRL	11,903	$(4)	$–	$(4)
Goldman Sachs	1-DAY BRL - CETIP	12.765% FIXED	Annually	01/02/2024	BRL	49,740	(19)	–	(19)
Goldman Sachs	12.82% FIXED	1-DAY BRL - CETIP	Annually	01/02/2024	BRL	13,887	(2)	–	(2)
Goldman Sachs	1-DAY BRL - CETIP	12.83% FIXED	Annually	01/04/2024	BRL	49,740	(5)	–	(5)
Goldman Sachs	12.93% FIXED	1-DAY BRL - CETIP	Annually	02/01/2024	BRL	23,806	2	–	2
Goldman Sachs	THB-THOR-OIS COMPOUND	2.45% FIXED	Quarterly	10/03/2024	THB	65,040	–	–	–
Goldman Sachs	3-MONTH THB-THOR-OIS COMPOUND	2.36% FIXED	Quarterly	10/04/2024	THB	63,732	1	–	1
Goldman Sachs	3-MONTH THB-THOR-OIS COMPOUND	2.4233% FIXED	Quarterly	10/04/2024	THB	195,119	(4)	–	(4)
Standard Chartered	3-MONTH THB-THOR-OIS COMPOUND	2.3883% FIXED	Quarterly	10/04/2024	THB	182,310	(1)	–	(1)
Goldman Sachs	6.355%	28-DAY MXN - TIIE	Monthly	05/21/2025	MXN	23,145	(92)	–	(92)
Goldman Sachs	6.205%	28-DAY MXN - TIIE	Monthly	12/08/2025	MXN	16,624	(76)	–	(76)
Goldman Sachs	6.165%	28-DAY MXN - TIIE	Monthly	03/05/2026	MXN	47,200	(228)	–	(228)
JPMorgan Chase	6.13%	28-DAY MXN - TIIE	Monthly	06/18/2026	MXN	40,000	(204)	–	(204)
Goldman Sachs	6.381%	28-DAY MXN - TIIE	Monthly	09/16/2026	MXN	26,000	(127)	–	(127)
Goldman Sachs	6-MONTH FBIL - MIBOR	5.87% FIXED	Semi-Annually	02/04/2027	INR	504,948	190	–	190
Goldman Sachs	INR-FBIL-MIBOR-OIS-COMPOUND	63.96% FIXED	Semi-Annually	06/24/2027	INR	188,804	(30)	–	(30)
Goldman Sachs	INR-FBIL-MIBOR-OIS-COMPOUND	7% FIXED	Semi-Annually	06/27/2027	INR	264,996	(47)	–	(47)
Goldman Sachs	CLP-CLICP	7.4455% FIXED	Semi-Annually	07/14/2027	CLP	4,372,900	108	–	108
							$47	$–	$47

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2022, is as follows:

Credit Default Swap
Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Thousands)
CDX.EM.38.V1	Buy	1.00%	Quarterly	12/20/2027	9,660	$964	$845	$119

SEI Institutional International Trust / Annual Report / September 30, 2022

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
5.655%	1-DAY BRL - CETIP	Annually	01/02/2023	BRL	2,705	$(11)	$–	$(11)
1-DAY-CLP - Sinacofi Chile Interbank Rate Avg	9.3% FIXED	Semi-Annually	10/03/2025	CLP	3,475,273	(19)	–	(19)
11.57% FIXED	1-DAY BRL - CETIP	Annually	01/02/2026	BRL	7,697	128	–	128
2.26%	1-DAY-CLP - Sinacofi Chile Interbank Rate Avg	Semi-Annually	03/16/2026	CLP	1,623,158	(324)	–	(324)
5.815%	28-DAY MXN - TIIE	Monthly	04/06/2026	MXN	27,590	(149)	–	(149)
1-DAY FBIL - MIBOR	5.145% FIXED	Semi-Annually	08/27/2026	INR	200,000	137	–	137
1-DAY FBIL - MIBOR	5.148% FIXED	Semi-Annually	09/02/2026	INR	200,000	138	–	138
11.32%	1-DAY BRL - CETIP	Annually	01/04/2027	BRL	12,593	(7)	–	(7)
1-DAY COP- COLUMBIA IBR	6.395%	Quarterly	01/06/2027	COP	752,360	22	–	22
CNY - 7D CHINA FIXING REPO RATES (CNRR007)	2.355%	Quarterly	01/18/2027	CNY	15,800	(8)	–	(8)
1-DAY COP- COLUMBIA IBR	7.14%	Quarterly	01/31/2027	COP	10,885,264	259	–	259
1-DAY FBIL - MIBOR	5.35%	Semi-Annually	05/17/2027	INR	230,000	26	–	26
3-MONTH TWD TAIBOR	1.26% FIXED	Quarterly	07/18/2027	TWD	56,000	–	–	–
6-MONTH BUDAPEST - BUBOR	9.981% FIXED	Semi-Annually	08/04/2027	HUF	539,018	(45)	–	(45)
9.87%	6-MONTH BUDAPEST - BUBOR	Semi-Annually	08/05/2027	HUF	256,484	(24)	–	(24)
9.48% FIXED	6-MONTH BUDAPEST - BUBOR	Semi-Annually	08/16/2027	HUF	577,725	(71)	–	(71)
6-MONTH CZK - PRIBOR	5.462% FIXED	Semi-Annually	09/01/2027	CZK	55,223	(8)	–	(8)
6.45% FIXED	6-MONTH PLN - WIBOR	Annually	09/06/2027	PLN	5,962	28	–	28
6-MONTH CZK - PRIBOR	5.415% FIXED	Semi-Annually	12/21/2027	CZK	55,223	2	–	2
28-DAY MXN - TIIE	6.9225%	Monthly	08/31/2029	MXN	42,602	250	–	250
28-DAY MXN - TIIE	6.82%	Monthly	09/10/2029	MXN	17,915	110	–	110
1-DAY-CLP - Sinacofi Chile Interbank Rate Avg	2.33%	Semi-Annually	06/05/2030	CLP	830,041	205	–	205
2.145%	1-DAY-CLP - Sinacofi Chile Interbank Rate Avg	Semi-Annually	08/24/2030	CLP	444,725	(140)	–	(140)
6-MONTH BUDAPEST - BUBOR	3.305% FIXED	Semi-Annually	10/04/2031	HUF	424,147	(378)	–	(378)
28-DAY MXN - TIIE	7.345%	Monthly	11/10/2031	MXN	15,930	89	–	89
3.69%	6-MONTH HUF - BUBOR	Semi-Annually	11/11/2031	HUF	345,651	(287)	–	(287)
28-DAY MXN - TIIE	7.64%	Monthly	01/01/2032	MXN	23,014	111	–	111
1-DAY COP- COLUMBIA IBR	9.02% FIXED	Quarterly	08/11/2032	COP	2,184,690	25	–	25
1.16%	1-DAY-CLP - Sinacofi Chile Interbank Rate Avg	Semi-Annually	06/23/2025	CLP	2,335,691	(483)	–	(483)
1.36%	1-DAY-CLP - Sinacofi Chile Interbank Rate Avg	Semi-Annually	06/17/2025	CLP	1,931,133	(388)	–	(388)
28-DAY MXN - TIIE	8.842% FIXED	Monthly	05/29/2025	MXN	50,000	(54)	(3)	(51)
1-DAY-CLP - Sinacofi Chile Interbank Rate Avg	7.51%	Semi-Annually	04/13/2025	CLP	1,479,240	74	–	74
5.25%	1-DAY BRL - CETIP	Annually	01/02/2023	BRL	11,519	(47)	–	(47)
6.61%	1-DAY BRL - CETIP	Annually	01/02/2023	BRL	4,693	(16)	–	(16)
9.255%	1-DAY BRL - CETIP	Annually	01/02/2023	BRL	2,368	(6)	–	(6)
6.77% FIXED	1-DAY BRL - CETIP	Annually	01/02/2023	BRL	6,361	(22)	–	(22)
6.23% FIXED	1-DAY BRL - CETIP	Annually	01/02/2023	BRL	5,579	(20)	–	(20)
1-DAY BRL - CETIP	4.43%	Annually	01/02/2023	BRL	12,558	53	–	53
7.5% FIXED	3-MONTH CZK - PRIBOR	Quarterly	12/21/2023	CZK	251,656	(34)	–	(34)
5.76%	1-DAY BRL - CETIP	Annually	01/02/2024	BRL	8,953	(146)	–	(146)
6.5% FIXED	1-DAY BRL - CETIP	Annually	01/02/2024	BRL	4,808	(72)	–	(72)
5.9725%	1-DAY BRL - CETIP	Annually	01/02/2024	BRL	5,677	(87)	–	(87)
4.835%	1-DAY BRL - CETIP	Annually	01/02/2024	BRL	21,544	(383)	–	(383)
5.715%	1-DAY BRL - CETIP	Annually	01/02/2024	BRL	3,999	(64)	–	(64)
4.99%	1-DAY BRL - CETIP	Annually	01/02/2024	BRL	6,670	(115)	–	(115)

SEI Institutional International Trust / Annual Report / September 30, 2022

SCHEDULE OF INVESTMENTS

September 30, 2022

Emerging Markets Debt Fund (Concluded)

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
6-MONTH PLN - WIBOR	6.74% FIXED	Annually	09/28/2032	PLN	3,028	$6	$–	$6
1-DAY BRL - CETIP	7.45% FIXED	Annually	01/02/2024	BRL	9,407	(112)	–	(112)
6-MONTH PLN - WIBOR	1.9865%	Annually	03/25/2024	PLN	12,430	194	–	194
6-MONTH BUDAPEST - BUBOR	7.61%	Semi-Annually	03/31/2024	HUF	804,913	(150)	–	(150)
6-MONTH BUDAPEST - BUBOR	7.505%	Semi-Annually	04/04/2024	HUF	347,626	(61)	–	(61)
1-DAY COP- COLUMBIA IBR	8.37%	Quarterly	04/13/2024	COP	11,102,749	94	–	94
6.88% FIXED	6-MONTH CZK - PRIBOR	Semi-Annually	09/01/2024	CZK	129,115	(12)	–	(12)
1-DAY-CLP - Sinacofi Chile Interbank Rate Avg	9.8% FIXED	Semi-Annually	09/14/2024	CLP	3,894,490	41	–	41
1-DAY BRL - CETIP	1-DAY BRL - CETIP	Annually	01/02/2025	BRL	4,102	(84)	–	(84)
5.65%	1-DAY BRL - CETIP	Annually	01/02/2025	BRL	12,389	(303)	–	(303)
6.455%	1-DAY BRL - CETIP	Annually	01/02/2025	BRL	3,591	(73)	–	(73)
6.82%	1-DAY BRL - CETIP	Annually	01/02/2025	BRL	3,362	(68)	–	(68)
1-DAY BRL - CETIP	7.7325% FIXED	Annually	01/02/2025	BRL	10,902	(171)	–	(171)
11.656% FIXED	1-DAY BRL - CETIP	Annually	01/02/2025	BRL	24,924	12	–	12
6.45% FIXED	28-DAY MXN - TIIE	Monthly	04/01/2025	MXN	27,064	(102)	–	(102)
1-DAY FBIL - MIBOR	5.741%	Annually	01/20/2024	INR	930,000	(122)	–	(122)
6-MONTH PLN - WIBOR	6.86%	Annually	09/30/2032	PLN	6,859	2	–	2
						$(2,660)	$(3)	$(2,657)

Percentages are based on Net Assets of $1,193,013 ($ Thousands).
**	The rate reported is the 7-day effective yield as of September 30, 2022.
†	Investment in Affiliated Security (see Note 5).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2022, the value of these securities amounted to $152,652 ($ Thousands), representing 12.8% of the Net Assets of the Fund.

(B)	Certain securities or partial positions of certain securities are on loan at September 30, 2022 (see Note 9).
(C)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(D)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(E)	Zero coupon security.
(F)	Perpetual security with no stated maturity date.
(G)	Security is in default on interest payment.
(H)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total market value of such securities as of September 30, 2022 was $55,210 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2022, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Global Bonds	–	1,102,013	–	1,102,013
U.S. Treasury Obligations	–	11,357	–	11,357
Affiliated Partnership	–	55,210	–	55,210
Total Investments in Securities	–	1,168,580	–	1,168,580

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	930	–	–	930
Unrealized Depreciation	(1,932)	–	–	(1,932)
Forwards Contracts*
Unrealized Appreciation	–	8,398	–	8,398
Unrealized Depreciation	–	(12,047)	–	(12,047)
OTC Swaps
Credit Default Swaps*
Unrealized Appreciation	–	117	–	117
Interest Rate Swaps*
Unrealized Appreciation	–	886	–	886
Unrealized Depreciation	–	(839)	–	(839)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	119	–	119
Interest Rate Swaps*
Unrealized Appreciation	–	2,006	–	2,006
Unrealized Depreciation	–	(4,663)	–	(4,663)
Total Other Financial Instruments	(1,002)	(6,023)	–	(7,025)

*	Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional International Trust / Annual Report / September 30, 2022

The following is a summary of the transactions with affiliates for the year ended September 30, 2022 ($ Thousands):

Security Description	Value 9/30/2021	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Depreciation	Value 9/30/2022	Shares	Income	Capital Gains
SEI Liquidity Fund, LP	$51,021	$340,271	$(336,076)	$—	$(6)	$55,210	55,210,382	$251	$—

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2022

Glossary: (abbreviations which may be used in the preceding Schedules of Investments)

Currency Abbreviations
AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CHF — Swiss Franc
CLP — Chilean Peso
CNH — Chinese Yuan Offshore
CNY — Chinese Yuan Onshore
COP — Colombian Peso
CZK — Czech Koruna
DKK — Danish Krone
DOP — Dominican Peso
EGP — Egyptian Pound
EUR — Euro
GBP — British Pound Sterling
GHS — Ghanaian Cedi
HKD — Hong Kong Dollar
HUF — Hungarian Forint
IDR — Indonesian Rupiah
ILS — Israeli New Sheckels
INR — Indian Rupee
JPY — Japanese Yen
KRW — Korean Won
MXN — Mexican Peso
MYR — Malaysian Ringgit
NGN — Nigerian Naira
NOK — Norwegian Krone
NZD — New Zealand Dollar
PEN — Peruvian Nuevo Sol
PHP— Philippine Peso
PLN — Polish Zloty
RON — Romanian Leu
RSD — Dinar
RUB — Russian Ruble
SEK — Swedish Krona
SGD — Singapore Dollar
THB — Thai Baht
TRY — Turkish Lira
TWD — Taiwan Dollar
UAH — Ukrainian Hryvnia
UGX — Ugandan Shilling
USD — U.S. Dollar
UYU — Uruguayan Peso
VND — Vietnamese Dong
ZAR — South African Rand
ZMW — Zambian Kwacha

Portfolio Abbreviations
ACES — Alternative Credit Enhancement Structure
ADR — American Depositary Receipt
AGC — Assured Guaranty Corporation
AGM— Assured Guaranty Municipal
ARM — Adjustable Rate Mortgage
BUBOR — Budapest Interbank Offered Rate
CDO — Collateralized Debt Obligation
CETIP — Central Custody and Financial Settlement of Securities
Cl — Class
CMO — Collateralized Mortgage Obligation
CPI — Consumer Price Index
DAC — Designated Activity Company
ETF — Exchange-Traded Fund
EURIBOR — Euro London Interbank Offered Rate
FEDEF — U.S. Federal Funds Effective Rate
FFCB — Federal Farm Credit Bank
FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
GO — General Obligation
H15T7Y — US Treasury Yield Curve Rate T Note Constant Maturity 7 Year
IO — Interest Only — face amount represents notional amount
JSC — Joint-Stock Company
LIBOR— London Interbank Offered Rate
LLLP — Limited Liability Limited Partnership
LP — Limited Partnership
MIBOR — Mumbai Interbank Offered Rate
MTN — Medium Term Note
MXN TIIE — Mexican Interbank TIIE 28-Day
NIBOR — Norwegian Interbank Offered Rate
NVDR — Non-voting Depository Receipt
OIS — Overnight Index Swap
OTC — Over The Counter
PIK — Payment-in-Kind
PJSC — Public Joint-Stock Company
PO — Principal Only
PRIBOR — Prague Interbank Offered Rate
RB — Revenue Bond
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
Re-REMIC — Resecuritization of Real Estate Mortgage Investment Conduit
Ser — Series
SOFR — Secured Overnight Financing Rate
SOFR30A — Secured Overnight Financing Rate 30-day Average
SOFRINDX — Custom SOFR Index
SPDR — Standard & Poor's Depository Receipt
STACR — Structured Agency Credit Risk
TBA — To Be Announced
WIBOR— Warsaw Interbank Offered Rate

SEI Institutional International Trust / Annual Report / September 30, 2022

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2022

	International Equity Fund		Emerging Markets Equity Fund		International Fixed Income Fund	Emerging Markets Debt Fund
Assets:
Investments, at value †	$3,266,853	*	$1,302,390	*	$464,548	$1,113,370	*
Affiliated investments, at value ††	182,749		28,376		–	55,210
Cash	45,231		23,463		10,122	49,601
Cash pledged as collateral for forward foreign currency contracts	–		–		–	9,360
Cash pledged as collateral for futures contracts	5,985		956		704	2,692
Cash pledged as collateral for swap contracts	–		–		413	1,709
Foreign currency, at value †††	6,777		4,244		545	8,200
Receivable for fund shares sold	1,847		702		96	283
Receivable for investment securities sold	2,649		2,337		8,340	3,858
Dividends and interest receivable	12,254		2,892		3,055	19,275
Unrealized gain on forward foreign currency contracts	–		–		19,284	8,398
Unrealized gain on foreign spot currency contracts	–		–		17	38
Swap contracts, at value ††††	–		–		122	1,575
Foreign tax reclaim receivable	19,834		121		–	–
Receivable for variation margin	496		–		342	906
Prepaid expenses	35		15		5	12
Total Assets	3,544,710		1,365,496		507,593	1,274,487
Liabilities:
Payable upon return on securities loaned	113,817		8,463		–	55,214
Payable for investment securities purchased	11,716		2,493		15,267	8,080
Payable for fund shares redeemed	2,590		1,349		491	1,093
Swap contracts, at value ††††	–		–		–	839
Payable to broker	–		–		338	1,375
Payable for variation margin	406		87		255	1,122
Administration fees payable	980		539		119	429
Unrealized loss on foreign currency spot contracts	–		2		65	20
Unrealized loss on forward foreign currency contracts	–		–		7,600	12,047
Trustees fees payable	1		–		–	–
Chief compliance officer fees payable	6		3		1	1
Administrative servicing fees payable	4		–		–	–
Shareholder servicing fees payable	257		274		94	240
Investment advisory fees payable	1,510		1,139		92	640
Accrued expense payable	568		519		138	374
Accrued foreign capital gains tax on appreciated securities	–		2,249		–	–
Total Liabilities	131,855		17,117		24,460	81,474
Net Assets	$3,412,855		$1,348,379		$483,133	$1,193,013
† Cost of investments	$3,832,542		$1,404,616		$575,743	$1,447,564
†† Cost of affiliated investments	182,726		28,376		–	55,215
††† Cost of foreign currency	6,841		4,230		554	8,077
†††† Cost (premiums received)	–		–		–	572
* Includes market value of securities on loan	107,144		7,480		–	48,509

SEI Institutional International Trust / Annual Report / September 30, 2022

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands) (Concluded)

September 30, 2022

	International Equity Fund		Emerging Markets Equity Fund		International Fixed Income Fund		Emerging Markets Debt Fund
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$4,084,397		$1,580,496		$552,108		$1,682,585
Total distributable loss	(671,542)		(232,117)		(68,975)		(489,572)
Net Assets	$3,412,855		$1,348,379		$483,133		$1,193,013
Net Asset Value, Offering and Redemption Price Per Share — Class F	$8.66		$9.18		$9.13		$7.52
	($3,114,144,399 ÷ 359,709,044 shares	)	($1,229,709,245 ÷ 133,990,051 shares	)	($410,864,462 ÷ 45,017,610 shares	)	($1,108,530,852 ÷ 147,442,236 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class I	$8.67		N/A		N/A		N/A
	($742,633 ÷ 85,639 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$8.66		$9.19		$9.16		$7.49
	($297,968,065 ÷ 34,395,985 shares	)	($118,669,954 ÷ 12,912,304 shares	)	($72,268,666 ÷ 7,886,234 shares	)	($84,481,949 ÷ 11,278,384 shares	)

N/A — Not applicable. Share classes currently not offered.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2022

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2022

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Investment Income:
Dividends	$138,291	$58,849	$–	$–
Income from affiliated investments(1)	373	124	–	–
Interest Income	244	111	8,499	84,344
Security lending income — net(2)(3)	1,219	208	–	251
Less: foreign taxes withheld	(12,521)	(8,670)	(100)	(2,158)
Total Investment Income	127,606	50,622	8,399	82,437
Expenses:
Investment advisory fees	21,459	18,190	1,627	11,911
Administration fees	12,724	7,607	2,440	6,299
Shareholder servicing fees — Class F	9,705	3,974	1,164	3,257
Shareholder servicing fees — Class I	3	–	–	–
Administrative servicing fees — Class I	3	–	–	–
Custodian/wire agent fees	517	760	96	453
Printing fees	393	158	55	133
Professional fees	208	84	28	70
Registration fees	125	52	11	39
Trustees' fees	95	39	12	31
Chief compliance officer fees	26	10	3	7
Other expenses	209	106	158	279
Total Expenses	45,467	30,980	5,594	22,479
Less:
Waiver of investment advisory fees	–	(1,732)	(240)	(3,238)
Waiver of administration fees	–	–	(3)	(388)
Waiver of shareholder servicing fees — Class F	(78)	–	–	–
Net Expenses	45,389	29,248	5,351	18,853
Net Investment Income	82,217	21,374	3,048	63,584
Net Realized Gain (Loss) on:
Investments	(74,622)	(100,662)	(6,705)	(109,187)
Affiliated investments	(5)	(4)	–	–
Futures contracts	(3,748)	(8,171)	7,326	(344)
Swap contracts	–	–	79	(6,877)
Swaption contracts	–	–	(121)	–
Foreign currency transactions	(10,028)	(4,012)	(14,662)	(34,035)
Forward foreign currency contracts	770	–	65,354	(3,491)
Net Realized Gain (Loss)	(87,633)	(112,849)	51,271	(153,934)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,227,954)	(474,075)	(116,668)	(285,684)
Affiliated investments	10	(3)	–	(6)
Futures contracts	(3,471)	48	590	(1,071)
Swap contracts	–	–	(82)	255
Foreign capital gains tax on appreciated securities	–	4,663	–	–
Foreign currency translation of other assets and liabilities denominated in foreign currencies	(2,374)	2,167	(288)	(518)
Forward foreign currency contracts	–	–	4,922	(1,420)
Net Change in Unrealized Appreciation (Depreciation)	(1,233,789)	(467,200)	(111,526)	(288,444)
Net Decrease in Net Assets Resulting from Operations	$(1,239,205)	$(558,675)	$(57,207)	$(378,794)

(1) See Note 5 in the Notes to Financial Statements for additional information.

(2) Income is from the investment of collateral in an affiliated security.

(3) See Note 9 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	International Equity Fund		Emerging Markets Equity Fund
	2022	2021	2022	2021
Operations:
Net investment income	$82,217	$55,096	$21,374	$14,850
Net realized gain (loss)	(87,633)	555,551	(112,849)	293,083
Net change in unrealized appreciation (depreciation)	(1,233,789)	386,925	(467,200)	1,860
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,239,205)	997,572	(558,675)	309,793
Distributions:
Class F	(554,286)	(39,497)	(155,826)	(9,485)
Class I	(205)	(11)	N/A	N/A
Class Y	(52,585)	(4,488)	(13,925)	(1,168)
Total Dividends	(607,076)	(43,996)	(169,751)	(10,653)
Capital Share Transactions:
Class F:
Proceeds from shares issued	659,783	531,002	269,120	306,949
Reinvestment of dividends & distributions	509,776	36,357	142,940	8,760
Cost of shares redeemed	(610,971)	(764,767)	(300,852)	(346,741)
Net Increase (Decrease) from Class F Transactions	558,588	(197,408)	111,208	(31,032)
Class I:
Proceeds from shares issued	119	114	N/A	N/A
Reinvestment of dividends & distributions	134	7	N/A	N/A
Cost of shares redeemed	(614)	(195)	N/A	N/A
Net Decrease from Class I Transactions	(361)	(74)	N/A	N/A
Class Y:
Proceeds from shares issued	61,555	43,805	31,423	25,446
Reinvestment of dividends & distributions	48,762	4,147	13,081	1,082
Cost of shares redeemed	(47,833)	(65,413)	(19,189)	(31,587)
Net Increase (Decrease) from Class Y Transactions	62,484	(17,461)	25,315	(5,059)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	620,711	(214,943)	136,523	(36,091)
Net Increase (Decrease) in Net Assets	(1,225,570)	738,633	(591,903)	263,049
Net Assets:
Beginning of Year	4,638,425	3,899,792	1,940,282	1,677,233
End of Year	$3,412,855	$4,638,425	$1,348,379	$1,940,282
Capital Share Transactions:
Class F:
Shares issued	60,257	40,400	22,651	20,901
Reinvestment of distributions	42,320	2,874	11,093	620
Shares redeemed	(55,594)	(59,276)	(25,331)	(23,885)
Total Class F Transactions	46,983	(16,002)	8,413	(2,364)
Class I:
Shares issued	10	9	N/A	N/A
Reinvestment of distributions	11	1	N/A	N/A
Shares redeemed	(54)	(15)	N/A	N/A
Total Class I Transactions	(33)	(5)	N/A	N/A
Class Y:
Shares issued	5,696	3,311	2,737	1,723
Reinvestment of distributions	4,046	328	1,014	77
Shares redeemed	(4,363)	(5,021)	(1,635)	(2,163)
Total Class Y Transactions	5,379	(1,382)	2,116	(363)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	52,329	(17,389)	10,529	(2,727)

N/A — Not applicable. Share classes currently not offered.
Amounts designated as "—" are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2022

	International Fixed Income Fund		Emerging Markets Debt Fund
	2022	2021	2022	2021
Operations:
Net investment income	$3,048	$1,885	$63,584	$59,764
Net realized gain (loss)	51,271	13,008	(153,934)	15,982
Net change in unrealized appreciation (depreciation)	(111,526)	(19,160)	(288,444)	(5,179)
Net Increase (Decrease) in Net Assets Resulting from Operations	(57,207)	(4,267)	(378,794)	70,567
Distributions:
Class F	(10,083)	(129)	(22,758)	(27,983)
Class Y	(1,763)	(20)	(2,051)	(2,564)
Total Dividends	(11,846)	(149)	(24,809)	(30,547)
Capital Share Transactions:
Class F:
Proceeds from shares issued	77,857	119,835	256,735	234,390
Reinvestment of dividends & distributions	9,344	119	20,408	25,224
Cost of shares redeemed	(102,234)	(76,680)	(227,025)	(238,050)
Net Increase (Decrease) from Class F Transactions	(15,033)	43,274	50,118	21,564
Class Y:
Proceeds from shares issued	14,290	18,226	19,549	18,734
Reinvestment of dividends & distributions	1,627	18	1,913	2,391
Cost of shares redeemed	(10,257)	(10,071)	(16,105)	(15,003)
Net Increase from Class Y Transactions	5,660	8,173	5,357	6,122
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(9,373)	51,447	55,475	27,686
Net Increase (Decrease) in Net Assets	(78,426)	47,031	(348,128)	67,706
Net Assets:
Beginning of Year	561,559	514,528	1,541,141	1,473,435
End of Year	$483,133	$561,559	$1,193,013	$1,541,141
Capital Share Transactions:
Class F:
Shares issued	7,845	11,494	28,951	22,842
Reinvestment of distributions	915	11	2,083	2,489
Shares redeemed	(10,548)	(7,341)	(26,047)	(23,157)
Total Class F Transactions	(1,788)	4,164	4,987	2,174
Class Y:
Shares issued	1,447	1,742	2,240	1,830
Reinvestment of distributions	159	2	196	237
Shares redeemed	(1,060)	(962)	(1,862)	(1,463)
Total Class Y Transactions	546	782	574	604
Net Increase (Decrease) in Shares Outstanding from Share Transactions	(1,242)	4,946	5,561	2,778

Amounts designated as "—" are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2022

FINANCIAL HIGHLIGHTS

For the years ended September 30

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
International Equity Fund
Class F
2022	$13.57	$0.21	$(3.38)	$(3.17)	$(0.23)	$(1.51)	$(1.74)	$8.66	(26.82)%	$3,114,144	1.09%	1.09%	1.91%	108%
2021	10.86	0.16	2.67	2.83	(0.12)	—	(0.12)	13.57	26.18	4,242,911	1.08	1.08	1.19	105
2020	10.68	0.10	0.28	0.38	(0.20)	—	(0.20)	10.86	3.44	3,568,373	1.11	1.11	0.94	102
2019	11.38	0.20	(0.75)	(0.55)	(0.15)	—	(0.15)	10.68	(4.63)	3,686,195	1.10	1.10	1.92	73
2018	11.29	0.16	0.08	0.24	(0.15)	—	(0.15)	11.38	2.11	4,024,987	1.09	1.09	1.35	40
Class I
2022	$13.59	$0.17	$(3.38)	$(3.21)	$(0.20)	$(1.51)	$(1.71)	$8.67	(27.05)%	$743	1.34%	1.34%	1.44%	108%
2021	10.87	0.12	2.69	2.81	(0.09)	—	(0.09)	13.59	25.91	1,611	1.33	1.33	0.93	105
2020	10.68	0.07	0.28	0.35	(0.16)	—	(0.16)	10.87	3.19	1,350	1.36	1.36	0.63	102
2019	11.37	0.17	(0.74)	(0.57)	(0.12)	—	(0.12)	10.68	(4.90)	1,932	1.35	1.35	1.61	73
2018	11.27	0.12	0.09	0.21	(0.11)	—	(0.11)	11.37	1.86	2,662	1.34	1.34	1.06	40
Class Y
2022	$13.58	$0.24	$(3.39)	$(3.15)	$(0.26)	$(1.51)	$(1.77)	$8.66	(26.70)%	$297,968	0.84%	0.84%	2.17%	108%
2021	10.86	0.19	2.68	2.87	(0.15)	—	(0.15)	13.58	26.55	393,903	0.83	0.83	1.44	105
2020	10.68	0.12	0.29	0.41	(0.23)	—	(0.23)	10.86	3.68	330,069	0.86	0.86	1.16	102
2019	11.39	0.23	(0.76)	(0.53)	(0.18)	—	(0.18)	10.68	(4.43)	370,462	0.85	0.85	2.24	73
2018	11.31	0.18	0.09	0.27	(0.19)	—	(0.19)	11.39	2.40	344,977	0.84	0.84	1.60	40
Emerging Markets Equity Fund
Class F
2022	$14.23	$0.14	$(3.96)	$(3.82)	$(0.15)	$(1.08)	$(1.23)	$9.18	(29.26)%	$1,229,709	1.71%	1.81%	1.21%	93%
2021	12.06	0.11	2.14	2.25	(0.08)	—	(0.08)	14.23	18.63	1,786,493	1.70	1.80	0.73	100
2020	11.21	0.05	0.93	0.98	(0.13)	—	(0.13)	12.06	8.75	1,542,551	1.71	1.81	0.43	90
2019	11.47	0.10	(0.29)	(0.19)	(0.07)	—	(0.07)	11.21	(1.64)	1,564,523	1.70	1.81	0.92	89
2018	12.32	0.08	(0.77)	(0.69)	(0.16)	—	(0.16)	11.47	(5.71)	1,668,960	1.69	1.80	0.61	70
Class Y
2022	$14.25	$0.18	$(3.98)	$(3.80)	$(0.18)	$(1.08)	$(1.26)	$9.19	(29.10)%	$118,670	1.46%	1.56%	1.50%	93%
2021	12.07	0.14	2.15	2.29	(0.11)	—	(0.11)	14.25	18.96	153,789	1.45	1.55	0.98	100
2020	11.22	0.08	0.93	1.01	(0.16)	—	(0.16)	12.07	8.99	134,682	1.46	1.56	0.66	90
2019	11.49	0.14	(0.31)	(0.17)	(0.10)	—	(0.10)	11.22	(1.44)	145,600	1.45	1.56	1.25	89
2018	12.35	0.11	(0.76)	(0.65)	(0.21)	—	(0.21)	11.49	(5.46)	125,594	1.44	1.55	0.89	70

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 5 in Notes to Financial Statements
**	See Note 5 in Notes to Financial Statements.
(1)	Per share calculated using average shares.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2022

FINANCIAL HIGHLIGHTS

For the years ended September 30

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
International Fixed Income Fund
Class F
2022	$10.37	$0.05	$(1.08)	$(1.03)	$(0.08)	$(0.13)	$(0.21)	$9.13	(10.15)%	$410,864	1.02%	1.07%	0.53%	47%
2021	10.46	0.03	(0.12)	(0.09)	—	— ^	—	10.37	(0.83)	485,178	1.02	1.07	0.32	65
2020	10.73	0.03	0.04	0.07	(0.26)	(0.08)	(0.34)	10.46	0.73	445,864	1.02	1.08	0.29	64
2019	10.27	0.04	0.88	0.92	(0.40)	(0.06)	(0.46)	10.73	9.28	452,150	1.02	1.07	0.42	58
2018	10.13	0.07	0.07	0.14	—	—	—	10.27	1.38	438,908	1.02	1.07	0.66	71
Class Y
2022	$10.41	$0.08	$(1.10)	$(1.02)	$(0.10)	$(0.13)	$(0.23)	$9.16	(10.00)%	$72,269	0.77%	0.82%	0.78%	47%
2021	10.47	0.06	(0.12)	(0.06)	—	— ^	—	10.41	(0.54)	76,381	0.77	0.82	0.57	65
2020	10.75	0.06	0.03	0.09	(0.29)	(0.08)	(0.37)	10.47	0.88	68,664	0.77	0.83	0.54	64
2019	10.29	0.07	0.88	0.95	(0.43)	(0.06)	(0.49)	10.75	9.54	69,681	0.77	0.82	0.66	58
2018	10.12	0.09	0.08	0.17	—	—	—	10.29	1.68	43,003	0.77	0.82	0.91	71
Emerging Markets Debt Fund
Class F
2022	$10.06	$0.40	$(2.78)	$(2.38)	$(0.16)	$—	$(0.16)	$7.52	(24.04)%	$1,108,531	1.36%	1.62%	4.52%	88%
2021	9.80	0.40	0.06	0.46	(0.20)	—	(0.20)	10.06	4.71	1,433,739	1.36	1.61	3.87	91
2020	9.93	0.40	(0.45)	(0.05)	(0.08)	—	(0.08)	9.80	(0.53)	1,374,566	1.36	1.61	4.07	95
2019	9.30	0.47	0.32	0.79	(0.16)	—	(0.16)	9.93	8.51	1,483,467	1.36	1.62	4.93	114
2018	10.55	0.51	(1.19)	(0.68)	(0.57)	—	(0.57)	9.30	(6.81)	1,451,128	1.36	1.61	5.08	80
Class Y
2022	$10.03	$0.42	$(2.77)	$(2.35)	$(0.19)	$—	$(0.19)	$7.49	(23.87)%	$84,482	1.11%	1.37%	4.77%	88%
2021	9.79	0.42	0.07	0.49	(0.25)	—	(0.25)	10.03	4.98	107,402	1.11	1.36	4.12	91
2020	9.92	0.42	(0.45)	(0.03)	(0.10)	—	(0.10)	9.79	(0.33)	98,869	1.11	1.36	4.33	95
2019	9.28	0.50	0.32	0.82	(0.18)	—	(0.18)	9.92	8.84	111,948	1.11	1.37	5.18	114
2018	10.57	0.53	(1.18)	(0.65)	(0.64)	—	(0.64)	9.28	(6.57)	113,872	1.11	1.36	5.34	80

^	Amount represents less than $0.005.
†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Includes Fees Paid Indirectly, if applicable. There was no impact to the expense ratios. See Note 5 in Notes to Financial Statements
**	See Note 5 in Notes to Financial Statements.
(1)	Per share calculated using average shares.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2022

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

1. ORGANIZATION

SEI Institutional International Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with four funds: International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund (together the “Funds”) each of which are diversified Funds with the exception of the International Fixed Income Fund and the Emerging Markets Debt Fund. Each Fund’s prospectus provides a description of its investment goal, principal investment strategies and risks. The assets of each Fund are segregated, and a Shareholder's interest is limited to the Fund in which shares are held. The Trust is registered to offer Class F (formerly Class A) and Class Y shares of each of the Funds and Class I shares of the International Equity Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The Funds are investment companies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Effective September 8, 2022, and pursuant to the requirements of the 1940 Act and Rule 2a-5, the administrator, as delegated by the Board of Trustees (the “Board”), has the responsibility for the valuation of Fund investments with readily available market quotations in accordance with the Funds’ Valuation and Pricing Policy. The Trust's Board of Trustees has designated SEI Investments Management Corporation (“SIMC”) as the Valuation Designee for the Funds pursuant to Rule 2a-5 (the “Rule”) under the 1940 Act. The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. SIMC has appointed a Valuation Committee (the

“Committee”) and has established a Valuation and Pricing Policy to implement the Rule and the Funds’ Valuation and Pricing Policy (together the “Policy”). Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board of Trustees and were implemented through a Fair Value Committee designated by the Board.

When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. A Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or debt tranches of collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable Net Asset Value (“NAV”) per share, with the exception of ETFs, which are priced as equity securities. These open-end investment companies’ shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company’s NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, or in the case of an equity tranche of a CDO/CLO, a Fund will value the securities using a bid price from at least one independent broker.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Policy until an independent source can be secured. Debt securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the

SEI Institutional International Trust / Annual Report / September 30, 2022

impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time the Fund calculates its NAV, the settlement price may not be available at the time at which a Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify SIMC, as Valuation Designee, if it receives such notification from a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Policy provides that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”). However, when the change would not materially affect the valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of a Fund’s existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not "readily available" are valued in accordance with Rule 2a-5 and the Policy.

The Valuation Designee must monitor for circumstances that may necessitate that a security be valued using Fair Value Procedures which can include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security's primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions; or (vii) a significant event (as defined below). When a security is valued in accordance with the Fair Value Procedures, the Valuation Designee will determine the value after taking into consideration relevant information reasonably available to the Valuation Designee. Examples of factors the Valuation Designee may consider include: (i) the type of security or asset, (ii) the last trade price, (iii) evaluation of the forces that influence the market in which the security is purchased and sold, (iv) the liquidity of the security, (v) the size of the holding in a Fund or (vi) any other appropriate information.

The Valuation Designee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Funds, including specifying the key inputs and assumptions specific to each asset class or holding.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

The International Equity and Emerging Markets Equity Funds use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the International Equity and Emerging Markets Equity Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval,” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair-valued when the threshold is exceeded. In the event that the

SEI Institutional International Trust / Annual Report / September 30, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2022

threshold established by the Committee is exceeded on a specific day, the International Equity and Emerging Markets Equity Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the vendor. Additionally, if a local market in which the International Equity or Emerging Markets Equity Funds own securities is closed for one or more days (scheduled or unscheduled) while the Fund is open, and if such securities in a Fund’s portfolio exceed the predetermined confidence interval discussed above, then such Fund shall value such securities based on the fair value prices provided by the vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that a Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates NAV, it may request that a Committee meeting be called. In addition, with respect to certain securities, the Funds’ administrator performs price comparisons and price movement review (among other processes), to monitor the pricing data supplied by various sources. Any identified discrepancies are researched and subject to the procedures described above.

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended September 30, 2022, there have been no significant changes to the inputs or the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

SEI Institutional International Trust / Annual Report / September 30, 2022

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash and cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

Classes —Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investment securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions, speculative purposes or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of September 30, 2022, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. To the extent consistent with its investment objective and strategies, a Fund may utilize futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns and may also utilize futures contracts to efficiently assist in managing the Funds’ duration and yield curve exposure. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is held. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of September 30, 2022, if applicable.

Options/Swaptions Written/Purchased — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the

SEI Institutional International Trust / Annual Report / September 30, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2022

premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open option/swaption contracts as of September 30, 2022, if applicable.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund may invest in swap contracts as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve the periodic payment by a Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR (London Interbank Offered Rate) or some other form of index on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or losses. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements, securities/cash may be set aside as collateral by the Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio; protect a Fund’s value from changes in interest rates; or expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Schedule of Investments or the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

Counterparty risk may be mitigated by having a master netting arrangement between a Fund and the counterparty

SEI Institutional International Trust / Annual Report / September 30, 2022

and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts as of September 30, 2022, if applicable.

Delayed Delivery Transactions — A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its investment objective and strategies, a Fund may invest in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in a Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds”, are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Dividends and Distributions to Shareholders — The International Equity, Emerging Markets Equity and International Fixed Income Funds will distribute substantially all of their net investment income and all net realized capital gains, if any, at least annually. The Emerging Markets Debt Fund will distribute substantially all of its net investment income, if any, at least quarterly and all net realized gains, if any, at least annually. All dividends and distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced

SEI Institutional International Trust / Annual Report / September 30, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2022

obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

SEI Institutional International Trust / Annual Report / September 30, 2022

4. DERIVATIVE CONTRACTS

The following tables show the derivatives categorized by underlying risk exposure. The fair value of derivative instruments as of year end was as follows ($ Thousand):

	Asset Derivatives			Liability Derivatives
	Year ended September 30, 2022			Year ended September 30, 2022
	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
International Equity Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$—	*	Net Assets — Unrealized depreciation on futures contracts	$4,206	*
Total derivatives not accounted for as hedging instruments		$—			$4,206

Emerging Markets Equity Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$—	*	Net Assets — Unrealized depreciation on futures contracts	$2,152	*
Total derivatives not accounted for as hedging instruments		$—			$2,152

International Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on swaps contracts	$735	†	Net Assets — Unrealized depreciation on swaps contracts	$969	†
	Unrealized appreciation on swaps contracts	122	†	Unrealized depreciation on swaps contracts	—	†
	Net Assets — Unrealized appreciation on futures contracts	2,646	*	Net Assets — Unrealized depreciation on futures contracts	1,299	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	19,284		Unrealized loss on forward foreign currency contracts	7,600
Total derivatives not accounted for as hedging instruments		$22,787			$9,868

Emerging Markets Debt Fund
Interest rate contracts	Net Assets — Unrealized appreciation on swaps contracts	$2,006	†	Net Assets — Unrealized depreciation on swaps contracts	$4,663	†
	Unrealized appreciation on swaps contracts	886	†	Unrealized depreciation on swaps contracts	839	†
	Net Assets — Unrealized appreciation on futures contracts	930	*	Net Assets — Unrealized depreciation on futures contracts	1,932	*
Credit contracts	Net Assets — Unrealized appreciation on swaps contracts	119	†	Net Assets — Unrealized depreciation on swaps contracts	—	†
	Unrealized appreciation on swaps contracts	117	†	Unrealized depreciation on swaps contracts	—	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	8,398		Unrealized loss on forward foreign currency contracts	12,047
Total derivatives not accounted for as hedging instruments		$12,456			$19,481

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

† Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for OTC swap contracts that have paid premiums. For centrally cleared swap contracts current days variation margin is reported within the Statements of Assets & Liabilities.

SEI Institutional International Trust / Annual Report / September 30, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2022

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2022:

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Foreign Currency Contracts	Total
International Equity Fund
Equity contracts	$(3,748)	$—	$(3,748)
Foreign exchange contracts	—	770	770
Total	$(3,748)	$770	$(2,978)

Derivatives Not Accounted for as Hedging Instruments	Futures	Total
Emerging Markets Equity Fund
Equity contracts	$(8,171)	$(8,171)
Total	$(8,171)	$(8,171)

Derivatives Not Accounted for as Hedging Instruments	Swaptions	Futures	Forward Foreign Currency Contracts	Swaps	Total
International Fixed Income Fund
Interest rate contracts	$(121)	$7,326	$—	$26	$7,231
Credit contracts	—	—	—	53	53
Foreign exchange contracts	—	—	65,354	—	65,354
Total	$(121)	$7,326	$65,354	$79	$72,638

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Foreign Currency Contracts	Swaps	Total
Emerging Markets Debt Fund
Interest rate contracts	$(344)	$—	$(6,991)	$(7,335)
Foreign exchange contracts	—	(3,491)	—	(3,491)
Credit contracts	—	—	114	114
Total	$(344)	$(3,491)	$(6,877)	$(10,712)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Futures	Total
International Equity Fund
Interest rate contracts	$(3,471)	$(3,471)
Total	$(3,471)	$(3,471)

Derivatives Not Accounted for as Hedging Instruments	Futures	Total
Emerging Markets Equity Fund
Equity contracts	$48	$48
Total	$48	$48

SEI Institutional International Trust / Annual Report / September 30, 2022

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Foreign Currency Contracts	Swaps	Total
International Fixed Income Fund
Interest rate contracts	$590	$—	$52	$642
Foreign exchange contracts	—	4,922	—	4,922
Credit contracts	—	—	(134)	(134)
Total	$590	$4,922	$(82)	$5,430

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Foreign Currency Contracts	Swaps	Total
Emerging Markets Debt Fund
Interest rate contracts	$(1,071)	$—	$19	$(1,052)
Foreign exchange contracts	—	(1,420)	—	(1,420)
Credit contracts	—	—	236	236
Total	$(1,071)	$(1,420)	$255	$(2,236)

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and

Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

SEI Institutional International Trust / Annual Report / September 30, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2022

The following is a summary of the variation margin of exchange-traded or centrally cleared financial derivative instruments of the Funds as of September 30, 2022 ($ Thousands):

	Financial Derivatives Assets			Financial Derivatives Liabilities
	Variation Margin Asset			Variation Margin Liability
Fund	Futures	Swap Agreements	Total	Futures	Swap Agreements	Total
International Equity Fund	$496	$—	$496	$406	$—	$406
Emerging Markets Equity Fund	—	—	—	87	—	87
International Fixed Income Fund	253	89	342	230	25	255
Emerging Markets Debt Fund	92	814	906	269	853	1,122

Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2022 amounted to $5,985 ($ Thousands) for the International Equity Fund. Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2022 amounted to $956 ($ Thousands) for the Emerging Markets Equity Fund. Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2022 amounted to $1,117 ($ Thousands) for the International Fixed Income Fund. Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2022 amounted to $4,401 ($ Thousands) for the Emerging Markets Debt Fund.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master

Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2022 ($ Thousands):

	Financial Derivative Assets			Financial Derivative Liabilities
International Fixed Income Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposures^
ANZ	$—	$—	$—	$208	$—	$208	$(208)	$—	$(208)
Bank of America	523	—	523	570	—	570	(47)	—	(47)
Barclays PLC	90	—	90	84	—	84	6	—	6
BNP Paribas	1,770	—	1,770	405	—	405	1,365	—	1,365
Brown Brothers Harriman	861	—	861	15	—	15	846	—	846
CIBC	—	—	—	—	—	—	-	—	-
Citigroup	1,141	—	1,141	334	—	334	807	—	807
Commonwealth Bank Of Australia	6	—	6	—	—	—	6	—	6
Credit Suisse First Boston	60	—	60	160	—	160	(100)	—	(100)
Deutsche Bank	—	122	122	—		—	122	—	122
Goldman Sachs	1,402	—	1,402	614	—	614	788	—	788
HSBC	159	—	159	631	—	631	(472)	—	(472)
JPMorgan Chase Bank	4,982	—	4,982	1,577	—	1,577	3,405	—	3,405
Merrill Lynch	89	—	89	428	—	428	(339)	—	(339)
Midland Walwyn Capital Inc.	1	—	1	21	—	21	(20)	—	(20)
Morgan Stanley	4,752	—	4,752	1,992	—	1,992	2,760	—	2,760
National Bank of Australia	1	—	1	—	—	—	1	—	1
RBC	514	—	514	58	—	58	456	—	456
RBS	778	—	778	56	—	56	722	—	722

SEI Institutional International Trust / Annual Report / September 30, 2022

	Financial Derivative Assets			Financial Derivative Liabilities
International Fixed Income Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposures^
Sanford C. Bernstein & Co., LLC	$14	$—	$14	$2	$—	$2	$12	$—	$12
SCB Securities	9	—	9	—	—	—	9	—	9
Standard Chartered	58	—	58	166	—	166	(108)	—	(108)
State Street	146	—	146	156	—	156	(10)	—	(10)
TD Securities	1,290	—	1,290	45	—	45	1,245	—	1,245
UBS	629	—	629	78	—	78	551	—	551
Westpac Banking	9	—	9	—	—	—	9	—	9
Total Over the Counter	$19,284	$122	$19,406	$7,600	$—	$7,600

	Financial Derivative Assets			Financial Derivative Liabilities
Emerging Markets Debt Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposures^
Barclays PLC	$70	$—	$70	$ 30	$—	$ 30	$40	$—	$40
BNP Paribas	189	—	189	1	—	1	188	—	188
Citigroup	873	—	873	2,565	—	2,565	(1,692)	540	(1,152)
Goldman Sachs	1,289	1,575	2,864	1,227	634	1,861	1,003	—	1,003
HSBC	244	—	244	241	—	241	3	—	3
JPMorgan Chase Bank	3,966	—	3,966	6,633	204	6,837	(2,871)	181	(2,690)
Merrill Lynch	6	—	6	—	—	—	6	—	6
Midland Walwyn Capital Inc.	67	—	67	62	—	62	5	—	5
Morgan Stanley	147	—	147	110	—	110	37	—	37
SCB Securities	20	—	20	302	—	302	(282)	—	(282)
Standard Bank	1,360	—	1,360	834	—	834	526	—	526
Standard Chartered	78	—	78	42	1	43	35	—	35
State Street	89	—	89	—	—	—	89	—	89
Total Over the Counter	$8,398	$1,575	$9,973	$12,047	$839	$12,886

^ Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

* Excess collateral pledged is not shown for financial reporting purposes.

No securities have been pledged or have been received as collateral for OTC financial derivative instruments as governed by ISDA Master Agreements as of September 30, 2022.

The following table discloses the average quarterly balances of the Funds’ derivative activity during the year ended September 30, 2022 ($ Thousands):

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Futures Contracts:
Average Notional Balance Long	$84,194	$30,801	$69,036	$57,493
Average Notional Balance Short	–	–	122,612	30,611
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	–	897,219	671,908
Average Notional Balance Short	–	–	890,573	670,675
Credit Default Swaps:
Average Notional Balance Long	–	–	487	11,893
Average Notional Balance Short	–	–	587	–
Interest Rate Swaps:
Average Notional Balance	–	–	25,675	209,581

SEI Institutional International Trust / Annual Report / September 30, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2022

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each fund.

SEI Investments Global Funds Services (the “Administrator”) provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of each fund.

SEI Investments Distribution Co. (the “Distributor”) is the distributor of the shares of the Funds. The Funds have adopted a shareholder services plan and agreement (the Service Plan) with respect to Class F (formerly Class A) and Class I Shares that allows such shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such shares. The International Equity Fund has also adopted an administrative services plan and agreement (the Administrative Service Plan) with respect to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

The Service Plan and Administrative Service Plan provide that shareholder service fees and administrative service fees, respectively, on Class F (formerly Class A) and Class I Shares will be paid to the Distributor, which may then be used by the Distributor to compensate financial intermediaries for providing shareholder services and administrative services, as applicable, with respect to the Shares.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustees fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time.

The following is a summary of annual fees payable to the Adviser and Distributor and the contractual and voluntary expense limitations for each Fund:

	Advisory Fee	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitation
International Equity Fund
Class F	0.51%	0.25%	—	1.15%
Class I	0.51%	0.25%	0.25%	1.40%
Class Y	0.51%	—	—	0.90%
Emerging Markets Equity Fund*
Class F	1.05%	0.25%	—	N/A
Class Y	1.05%	—	—	N/A
International Fixed Income Fund
Class F	0.30%	0.25%	—	1.02%
Class Y	0.30%	—	—	0.77%
Emerging Markets Debt Fund
Class F	0.85%	0.25%	—	1.36%
Class Y	0.85%	—	—	1.11%

* SIMC has contractually agreed to waive its advisory fee as necessary to keep the advisory fee paid by the Fund during its fiscal year from exceeding 0.95%. This fee waiver agreement shall remain in effect until January 31, 2023 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The agreement may be amended or terminated only with the consent of the Board of Trustees.

N/A — Not applicable.

SEI Institutional International Trust / Annual Report / September 30, 2022

The following is a summary of annual fees payable to the Administrator:

	First $1.5 Billion of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Over $3 Billion of Assets
International Equity Fund	0.450%	0.370%	0.2900%	0.210%	0.130%
Emerging Markets Equity Fund	0.450%	0.370%	0.2900%	0.210%	0.130%
International Fixed Income Fund	0.450%	0.370%	0.2900%	0.210%	0.130%
Emerging Markets Debt Fund	0.450%	0.370%	0.2900%	0.210%	0.130%

Investment Sub-Advisory Agreements — As of September 30, 2022, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

Investment Sub-Adviser

International Equity Fund

Acadian Asset Management LLC

Causeway Capital Management LLC

Intech Investment Management LLC

JOHCM (USA) Inc.

Delaware Investments Fund Advisers, a series of Macquarie Asset Management Business Trust

Pzena Investment Management, LLC

WCM Investment Management LLC

Emerging Markets Equity Fund

JOHCM (USA) Inc.

KBI Global Investors (North America) Ltd.

Neuberger Berman Investment Advisers LLC

Qtron Investments LLC

Robeco Institutional Asset Management US Inc.

RWC Asset Advisors (US) LLC

International Fixed Income Fund

AllianceBernstein L.P.

Colchester Global Investors Ltd.

Wellington Management Company, LLP

Emerging Markets Debt Fund

Colchester Global Investors Ltd.

Marathon Asset Management, L.P.

Neuberger Berman Investment Advisers LLC

Ninety One UK Ltd.

Stone Harbor Investment Partners LP, a division of Virtus Fixed Income Advisers, LLC

Under the investment sub-advisory agreements, each sub-adviser receives a fee, paid by SIMC.

Brokerage Commissions Paid to Affiliates — The Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended September 30, 2022, were as follows ($ Thousands):

International Equity Fund	$260

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Fund’s expense ratio, as a percentage of the Fund’s average daily net assets for the year ended September 30, 2022 can be found on the Statement of Operations and Financial Highlights, if applicable.

Investment in Affiliated Securities — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest cash collateral from the securities lending program in the SEI Liquidity Fund, LP, also an affiliated fund.

Payment to Affiliates — Certain Officers and Trustees of the Trust are also Officers and/or Directors of the Administrator, Adviser and/or the Distributor.

The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“The Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in The Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed

SEI Institutional International Trust / Annual Report / September 30, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2022

on interfund loans is the average of the Repo Rate and the Bank Loan Rate. As of and during the year ended September 30, 2022, the Trust has not participated in the Program.

6. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments, during the year ended September 30, 2022, were as follows:

	International Equity Fund ($ Thousands)	Emerging Markets Equity Fund ($ Thousands)	International Fixed Income Fund ($ Thousands)	Emerging Markets Debt Fund ($ Thousands)
Purchases
U.S. Government	$—	$—	$3,443	$11,705
Other	4,510,986	1,594,214	292,333	1,290,807
Sales
U.S. Government	—	—	10,647	—
Other	4,482,341	1,562,847	220,552	1,195,607

7. FEDERAL TAX INFORMATION:

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable earnings, as appropriate, in the period that the differences arise.

SEI Institutional International Trust / Annual Report / September 30, 2022

The tax character of dividends and distributions declared during the last two years were as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Total ($ Thousands)
International Equity Fund	2022	$273,801	$333,275	$607,076
	2021	43,996	—	43,996
Emerging Markets Equity Fund	2022	22,606	147,145	169,751
	2021	10,653	—	10,653
International Fixed Income Fund	2022	6,393	5,453	11,846
	2021	—	149	149
Emerging Markets Debt Fund	2022	24,809	—	24,809
	2021	30,547	—	30,547

As of September 30, 2022, the components of Distributable Earnings (Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
International Equity Fund	$68,002	$—	$—	$(96,235)	$—	$(643,309)	$—	$(671,542)
Emerging Markets Equity Fund	22,612	—	—	(102,401)	—	(152,326)	(2)	(232,117)
International Fixed Income Fund	47,216	—	—	(550)	—	(112,787)	(2,854)	(68,975)
Emerging Markets Debt Fund	—	—	(11,302)	(123,683)	(2,106)	(347,744)	(4,737)	(489,572)

Post-October losses represent losses realized on investment transactions from November 1, 2021 through September 30, 2022 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

The Funds have capital losses carried forward as follows:

	Short-Term ($ Thousands)	Long-Term ($ Thousands)	Total Capital Loss Carryforwards ($ Thousands)
Emerging Markets Debt Fund	$1,984	$9,318	$11,302

For Federal income tax purposes, the cost of securities owned at September 30, 2022, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in derivatives, passive foreign investment companies and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at September 30, 2022, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
International Equity Fund	$4,089,353	$132,859	$(776,168)	$(643,309)
Emerging Markets Equity Fund	1,483,009	127,000	(279,326)	(152,326)
International Fixed Income Fund	577,053	240	(113,027)	(112,787)
Emerging Markets Debt Fund	1,509,999	3,709	(351,453)	(347,744)

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2022, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

To the extent consistent with its Investment Strategy, a Fund may have one of more of the following principal risks:

SEI Institutional International Trust / Annual Report / September 30, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2022

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed-income securities that the Funds acquire.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of a Fund’s investments in active positions in currencies and securities or other investments denominated in, and/or receiving revenues in, foreign currencies and the Fund’s active management of its currency exposures, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund’s active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Funds invest. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience

SEI Institutional International Trust / Annual Report / September 30, 2022

increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Funds’ actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Funds’ expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancing and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Funds.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds.

9. SECURITIES LENDING

A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that a Fund may be delayed or restricted from recovering the loaned securities or disposing of the collateral for the loan which could give rise to loss because of adverse market actions expenses and/or delays in connection with the disposition of the underlying securities.

Cash collateral received in connection with securities lending is invested in eligible securities by the lending agent. These investments may include the SEI Liquidity Fund, LP (“Liquidity Fund”) and the Fund bears its pro rata portion of the Liquidity Fund’s expenses and is subject to the risk of loss in the underlying investments of the Liquidity Fund and losses on such investment. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of September 30, 2022 ($ Thousands):

	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
International Equity Fund	$107,144	$107,144	$—
Emerging Markets Equity Fund	7,480	7,480	—
Emerging Markets Debt Fund	48,509	48,509	—

(1) Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Schedule of Investments for the total collateral received.

SEI Institutional International Trust / Annual Report / September 30, 2022

NOTES TO FINANCIAL STATEMENTS (Concluded)

September 30, 2022

10. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of September 30, 2022, SPTC held of record the following:

Fund	Class F	Class I	Class Y
International Equity Fund	96.56%	—%	49.59%
Emerging Markets Equity Fund	96.24%	—%	63.52%
International Fixed Income Fund	98.06%	—%	99.02%
Emerging Markets Debt Fund	98.28%	—%	58.76%

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds shares in the Funds as custodian for shareholders that are clients of independent registered investment advisers, financial planners, bank trust departments and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

11. REGULATORY MATTERS

The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. The elimination of the LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for a Fund. The effect of any changes to, or discontinuation of, LIBOR on a Fund will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on a Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

12. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of September 30, 2022.

SEI Institutional International Trust / Annual Report / September 30, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Institutional International Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Institutional International Trust, comprised of International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund, and Emerging Markets Debt Fund (collectively, the Funds), including the schedules of investments, as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2022, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

November 29, 2022

SEI Institutional International Trust / Annual Report / September 30, 2022

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2022.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5794.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Chairman of the Board of Trustees*	since 1989	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	95

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020/ Vice Chairman of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors' Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 82 yrs. old	Trustee*	since 1988	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	95

Director of SEI Investments since 1985; Secretary of SEI Investments since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2021. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

TRUSTEES
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 65 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	95

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	95

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Institutional International Trust / Annual Report / September 30, 2022

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 80 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	95

Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Catholic Responsible Investments Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 79 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2005.	95

Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 67 years old	Trustee	since 2016	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women's Foundation from 2009 to 2017. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee, 2009-2015.	95

Trustee of SEI Insurance Products Trust from 2015 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 71 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Director at Delta Air Lines from 1983 to 1985. Assistant Vice President at Delta Air Lines from 1985 to 1995. Chief Investment Officer at Delta Air Lines from 1995 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	95

Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 64 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	95

Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Thomas Melendez One Freedom Valley Drive Oaks, PA 19456 62 years old	Trustee	Since 2021	Retired since 2019. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002.	89

Trustee of Boston Children’s Hospital, The Partnership Inc. and Brae Burn Country Club (non-profit organizations). Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, SEI Exchange Traded Funds and Adviser Managed Trust. Independent Consultant of New Covenant Funds and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Institutional International Trust / Annual Report / September 30, 2022

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 76 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Ankit Puri One Freedom Valley Drive Oaks, PA 19456 38 yrs. old	Controller and Chief Financial Officer	since 2022

Director, Fund Accounting, SEI Investments Global Funds Services since July 2021. Associate Director, Fund Accounting Policy, Vanguard from September 2020 - June 2021. Senior Manager, Ernst & Young LLP, October 2017 - August 2020.

				N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Assistant Controller	since 2017	Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Steven Panner One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Chief Compliance Officer	since 2022

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund, L.P., The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, The Advisors' Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

				N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 54 yrs. old	Vice President and Secretary	since 2002

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

				N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 46 yrs. old	Vice President and Assistant Secretary	since 2009

General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. since 2020. Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. from 2009-2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.

				N/A	N/A
Katherine Mason One Freedom Valley Drive Oaks, PA 19456 42 yrs. Old	Vice President and Assistant Secretary	since 2022	Consulting Attorney, Hirtle, Callaghan & Co. from October 2021-June 2022. Attorney, Stradley, Ronon, Stevens & Young from September 2007-July 2012.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 54 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since January 2004.	N/A	N/A
Bridget Sudall One Freedom Valley Drive Oaks, PA 19456 41 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015

Anti-Money Laundering Compliance Officer and Privacy Officer of Schroder Global Series Trust and Schroder Series Trust from 2017 to 2021. Anti-Money Laundering Compliance Officer and Privacy Officer of The KP Funds from 2015 to 2020. Anti-Money Laundering Compliance Officer and Privacy Officer of Winton Series Trust from 2015 to 2017. Senior Associate and AML Officer at Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead at Morgan Stanley Alternative Investment Partners from July 2007 to April 2011.

				N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust New Covenant Funds and SEI Exchange Traded Funds.

SEI Institutional International Trust / Annual Report / September 30, 2022

DISCLOSURE OF FUND EXPENSES (Unaudited)

September 30, 2022

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period April 1, 2022 to September 30, 2022.

The table on this page illustrates your fund’s costs in two ways:

●    Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

●    Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratios	Expenses Paid During Period *
International Equity Fund
Actual Fund Return
Class F	$1,000.00	$773.20	1.10%	$4.89
Class I	1,000.00	772.00	1.35	6.00
Class Y	1,000.00	773.90	0.85	3.78
Hypothetical 5% Return
Class F	$1,000.00	$1,019.55	1.10%	$5.57
Class I	1,000.00	1,018.30	1.35	6.83
Class Y	1,000.00	1,020.81	0.85	4.31
Emerging Markets Equity Fund
Actual Fund Return
Class F	$1,000.00	$776.60	1.71%	$7.62
Class Y	1,000.00	777.50	1.46	6.51
Hypothetical 5% Return
Class F	$1,000.00	$1,016.50	1.71%	$8.64
Class Y	1,000.00	1,017.75	1.46	7.38

	Beginning Account Value 4/1/22	Ending Account Value 9/30/22	Annualized Expense Ratios	Expenses Paid During Period *
International Fixed Income Fund
Actual Fund Return
Class F	$1,000.00	$936.40	1.02%	$4.95
Class Y	1,000.00	936.60	0.77	3.74
Hypothetical 5% Return
Class F	$1,000.00	$1,019.96	1.02%	$5.16
Class Y	1,000.00	1,021.21	0.77	3.90
Emerging Markets Debt Fund
Actual Fund Return
Class F	$1,000.00	$848.80	1.36%	$6.30
Class Y	1,000.00	849.20	1.11	5.15
Hypothetical 5% Return
Class F	$1,000.00	$1,018.25	1.36%	$6.88
Class Y	1,000.00	1,019.50	1.11	5.62

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

SEI Institutional International Trust / Annual Report / September 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

September 30, 2022

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 22, 2022, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program remains reasonably designed to assess and manage each Fund’s liquidity risk and that the Program adequately and effectively managed each Fund’s liquidity risk during the 2021 calendar year. The SIMC Liquidity Risk Oversight Committee reported one liquidity event that occurred in January 2022 in connection with an extended market closure due to a Chinese holiday, which caused the SIT Emerging Markets Equity Fund to exceed temporarily the 15% limit on illiquid securities. The SIT Emerging Markets Equity Fund was under the 15% limitation on the sixth day, and there was no impact on the Fund’s ability to timely meet redemptions. There were no other reportable liquidity events during the period. The SIMC Liquidity Risk Oversight Committee further noted that additional monitoring processes have been implemented.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

SEI Institutional International Trust / Annual Report / September 30, 2022

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

SEI Institutional International Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In the case of the initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required, pursuant to an exemptive order that has been granted to the Trust by the Securities and Exchange Commission. In connection with their consideration of such initial approvals and renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data, who was engaged to prepare an assessment of the Funds in connection with the renewal of the Investment Advisory Agreements (the “Broadridge Report”); (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

SEI Institutional International Trust / Annual Report / September 30, 2022

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

At the March 21-23, 2022 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on October 20, 2021, December 6-8, 2021, January 19, 2022, March 21-23, 2022, June 20-22, 2022, and September 6-8, 2022. In each case, the Board’s approval or renewal was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the approval or renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered the Broadridge Report. The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap, as well as SIMC’s contractual waiver of its management fee with respect to the Emerging Markets Equity Fund to prevent the management fee from exceeding a specified cap, and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported approval or renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-

SEI Institutional International Trust / Annual Report / September 30, 2022

Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported approval or renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Institutional International Trust / Annual Report / September 30, 2022

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a September 30, 2022, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2022, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 2022, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction(1)	(F) Qualifying Dividend Income (15% Tax Rate for QDI)(2)	(G) U.S. Government Interest(3)	(H) Interest Related Dividends(4)	(I) Short-Term Capital Gain Dividends(5)
International Equity Fund	0.00%	54.15%	45.85%	100.00%	0.00%	39.33%	0.00%	0.04%	100.00%
Emerging Markets Equity Fund	0.00%	82.58%	17.42%	100.00%	0.00%	92.79%	0.00%	0.17%	0.00%
International Fixed Income Fund	0.00%	46.04%	53.96%	100.00%	0.00%	0.00%	2.90%	13.23%	100.00%
Emerging Markets Debt Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	87.76%	0.00%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2022, the amount of foreign source income and foreign tax credit are as follows (Thousands):

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
International Equity	$98,332	$8,429
Emerging Markets Equity	37,025	8,426

(1) “Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2) “Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3) “U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5) The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions.”

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Institutional International Trust / Annual Report / September 30, 2022

SEI INSTITUTIONAL INTERNATIONAL TRUST / ANNUAL REPORT / SEPTEMBER 30, 2022

Trustees

Robert A. Nesher, Chairman

William M. Doran

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Thomas Melendez

Officers

Robert A. Nesher

President and Chief Executive Officer

Ankit Puri

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Stephen Panner

Chief Compliance Officer

Timothy D. Barto

Vice President and Secretary

David F. McCann

Vice President and Assistant Secretary

Katherine Mason

Vice President and Assistant Secretary

Stephen G. MacRae

Vice President

Bridget Sudall

Anti-Money Laundering Compliance Officer

and Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI-F-018 (9/22)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote and Hubert L. Harris, Jr. Ms. Cote and Mr. Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal Year 2022			Fiscal Year 2021
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$221,080	$0	N/A	$211,080	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$332,500	$0	$0	$331,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(e)(1)  The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)  Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2022	Fiscal Year 2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)      Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2022 and 2021 were $332,500 and $331,000, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations, and an attestation report in accordance with Rule 17Ad-13.

(h)      During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)       Not Applicable.

(j)       Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund, and Emerging Markets Debt Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18th 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional International Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 8, 2022

By:	/s/ Ankit Puri
Ankit Puri
Controller & CFO

Date: December 8, 2022